ANNUAL
                                     REPORT

                                 [Logo omitted]

                                     Boston
                                     1784
                                     Funds


                                 to Shareholders


                                  May 31, 1998

TABLE OF CONTENTS
================================================================================
LETTER TO SHAREHOLDERS                                                         1
PERFORMANCE HIGHLIGHTS                                                         2
TERMS YOU NEED TO KNOW                                                         4
FUND OBJECTIVES                                                                5
INVESTMENT ADVISER'S REPORT                                                    6
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                   11
FINANCIAL STATEMENTS                                                          26
REPORT OF INDEPENDENT ACCOUNTANTS                                            100
NOTICE TO SHAREHOLDERS                                                       101


--------------------------------------------------------------------------------
     BOSTON 1784 FUNDS:

     [BULLET]  ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY;

     [BULLET]  ARE NOT GUARANTEED BY BANKBOSTON, N.A. OR ANY OF ITS AFFILIATES;

     [BULLET] ARE NOT DEPOSITS OR OBLIGATIONS OF BANKBOSTON, N.A. OR ANY OF ITS AFFILIATES;

     [BULLET] INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     BANKBOSTON, N.A. SERVES AS INVESTMENT ADVISER, CUSTODIAN AND SHAREHOLDER SERVICING AGENT FOR BOSTON 1784 FUNDS. BOSTON 1784 FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., A PARTY INDEPENDENT OF BANKBOSTON, N.A. OR ANY OF ITS AFFILIATES. FINANCIAL SERVICES COUNSELORS ARE REGISTERED REPRESENTATIVES OF BANKBOSTON INVESTOR SERVICES, INC. (MEMBER NASD/SIPC), A WHOLLY-OWNED SUBSIDIARY OF BANKBOSTON, N.A.
--------------------------------------------------------------------------------

                                                               BOSTON 1784 FUNDS


LETTER TO SHAREHOLDERS
================================================================================

[PHOTO OF ALLEN CROESSMANN OMITTED]
ALLEN CROESSMANN
MANAGING DIRECTOR


[PHOTO OF ROBERT NESHER OMITTED]
ROBERT NESHER
PRESIDENT


We are pleased to provide this Annual Report, which discusses our investment approach and results, including the sustained strength of many of our tax-exempt funds.

In February 1998, total assets of the Boston 1784 Funds family surpassed
$8 billion. During the past year, we also introduced two new Funds to the Boston 1784 Funds family:

[BULLET] BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND, in June 1997; and

[BULLET] BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND, in November 1997.

These additions bring the number of Boston 1784 Funds to 17, with total assets of $9.0 billion as of May 31, 1998.

We want to call your attention to important recognition received by several individual Funds for the year ended May 31, 1998, including:

[BULLET] BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND, which ranked 1st out of 10 funds in the Lipper Massachusetts Intermediate Municipal Funds category;

[BULLET] BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND, which ranked 1st out of
         78 funds in the Lipper Other States Intermediate Municipal Debt Mutual Funds category;

[BULLET] BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND, which ranked 3rd out of
         143 funds in the Lipper Intermediate Municipal Bonds Funds category;

[BULLET] BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND, which ranked 3rd out of 78 funds in the Lipper Other States Intermediate Municipal Debt Mutual Funds category; and

[BULLET] BOSTON 1784 TAX-FREE MONEY MARKET FUND, which ranked 12th out of 134 funds in the Lipper Tax-Exempt Money Market Funds category.

You'll find detailed information on the performance of these and other Boston 1784 Funds in this report. Please keep in mind that past performance is no guarantee of future results. The Funds' total returns and resulting rankings reflect advisory fee and expense waivers.

Please contact your Investment Counselor with any questions about the Funds or your investment plan. We also remind you that you can work with a representative to buy Boston 1784 Funds or to get information on your account by calling 1-800-BKB-1784, Monday through Friday from 8 a.m. to 8 p.m. and Saturday and Sunday from 9 a.m. to 4 p.m (Eastern time). Of course, our automated system is available 24 hours a day.

Thank you for your continued investment in Boston 1784 Funds.

                                        Sincerely,

                                        /S/Signature


                                        Robert Nesher
                                        President
                                        Boston 1784 Funds


                                        /S/Signature


                                        Allen Croessmann
                                        Managing Director, Investment Services
                                        BankBoston, N.A.



PERFORMANCE HIGHLIGHTS OF THE FUNDS
====================================================================================================================================

FOR THE PERIOD JUNE 1, 1997 THROUGH MAY 31, 1998

                                        -------------------------------------------------------------------------------------------
                                                                                                                          INCOME
                                        TOTAL NET ASSETS  TOTAL RETURN       NAV SHARE PRICE             YIELD        DISTRIBUTIONS
                                        -------------------------------------------------------------------------------------------
                                             5-31-98                    5-31-98    HIGH      LOW    30-DAY     7-DAY       PER
                                          (IN MILLIONS)                                                                   SHARE
-----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
Boston 1784 Tax-Free Money Market           $1,007.7          3.33%     $ 1.00    $ 1.00    $ 1.00    N/A       3.35%     $0.03
Boston 1784 U.S. Treasury Money Market         372.7          5.02        1.00      1.00      1.00    N/A       4.90       0.05
Boston 1784 Prime Money Market                 127.6          5.16        1.00      1.00      1.00    N/A       5.01       0.05
-----------------------------------------------------------------------------------------------------------------------------------
BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
Boston 1784 Short-Term Income                 $197.3          6.98%     $10.09    $10.17    $ 9.98   5.44%       N/A      $0.57
Boston 1784 Income                             392.6          8.88       10.25     10.40      9.99   5.56        N/A       0.61
Boston 1784 U.S. Government
Medium-Term Income                             252.7          8.56        9.60      9.73      9.36   5.41        N/A       0.55
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
Boston 1784 Tax-Exempt
Medium-Term Income                            $303.6          9.24%     $10.52    $10.61    $10.18   4.30%       N/A      $0.48
Boston 1784 Connecticut
Tax-Exempt Income                              142.1          9.29       10.81     10.84     10.38   4.16        N/A       0.50
Boston 1784 Florida
Tax-Exempt Income (1)                           51.8          7.63       10.30     10.40     10.00   4.21        N/A       0.43
Boston 1784 Massachusetts
Tax-Exempt Income                              206.1          8.91       10.42     10.51     10.01   4.19        N/A       0.47
Boston 1784 Rhode Island
Tax-Exempt Income                               76.8          8.28       10.62     10.70     10.31   4.23        N/A       0.49
-----------------------------------------------------------------------------------------------------------------------------------
STOCK FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
Boston 1784 Asset Allocation                $   50.3         20.51%     $15.16    $15.45    $13.40    N/A        N/A      $0.38
Boston 1784 Growth and Income                  554.0         26.71       21.72     22.22     17.43    N/A        N/A       0.09
Boston 1784 Growth                             257.5         12.64       12.93     14.75     11.60    N/A        N/A         --
Boston 1784 International Equity               469.8          6.19       13.69     14.10     11.40    N/A        N/A       0.15


PERFORMANCE DATA REPRESENT PAST RESULTS AND ARE NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELD FLUCTUATES. YIELD REFLECTS THE PORTFOLIO'S EARNING POWER, NET OF FUND EXPENSES. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(1) BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND COMMENCED OPERATIONS ON JUNE 30, 1997.
    TOTAL RETURN IS FOR THE PERIOD JUNE 30, 1997 THROUGH MAY 31, 1998, AND HAS NOT
    BEEN ANNUALIZED.

                                                               BOSTON 1784 FUNDS

TOTAL RETURN FOR THE FISCAL YEAR
ENDED MAY 31, 1998
================================================================================


[BAR GRAPH OMITTED]

    BOSTON               TOTAL RETURN FOR THE FISCAL YEAR ENDED MAY 31, 1998
1784 FUNDS
--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET               3.33%

U.S. TREASURY MONEY MARKET          5.02%

PRIME MONEY MARKET                  5.16%

SHORT-TERM INCOME                   6.98%

INCOME                              8.88%

U.S. GOVERNMENT MEDIUM-TERM INCOME  8.56%

TAX-EXEMPT MEDIUM-TERM INCOME       9.24%

CONNECTICUT TAX-EXEMPT INCOME       9.29%

FLORIDA TAX-EXEMPT INCOME(1)        7.63%

MASSACHUSETTS TAX-EXEMPT INCOME     8.91%

RHODE ISLAND TAX-EXEMPT INCOME      8.28%

ASSET ALLOCATION                   20.51%

GROWTH AND INCOME                  26.71%

GROWTH                             12.64%

INTERNATIONAL EQUITY                6.19%
--------------------------------------------------------------------------------

(1) FLORIDA TAX-EXEMPT INCOME FUND COMMENCED OPERATIONS ON JUNE 30, 1997. TOTAL RETURN IS FOR THE PERIOD JUNE 30, 1997 THROUGH MAY 31, 1998, AND HAS NOT BEEN ANNUALIZED.

TERMS YOU NEED TO KNOW
================================================================================

ADVISER is an organization employed by a mutual fund to give professional advice on the fund's investments and asset management practices (also called the investment adviser).

ASSETS are the investment holdings and cash owned by a mutual fund.

AVERAGE-WEIGHTED-MATURITY is an average of the maturity dates of the various securities in a mutual fund based on the dollar value of those securities. It is calculated by multiplying the market value of each portfolio security by the time remaining to its maturity, adding these calculations and then dividing the total by the market value of the portfolio.

BASIS POINT is one one-hundredth of a percentage point.

CAPITAL APPRECIATION is the increase in the market value of a mutual fund's securities, as reflected in the net asset value of the fund's shares. Capital appreciation (or growth) is a specific long-term objective of many mutual funds.

COUPON RATE is the stated interest rate on a bond.

DIVERSIFICATION is the practice of investing broadly across a number of securities to reduce risk; a hallmark of mutual fund investing.

DURATION is a weighted average term-to-maturity of a mutual fund security's cash flow.

EXPENSE RATIO is a fund's cost of doing business -- disclosed in the prospectus -- as a percent of its assets.

INCOME is the dividends, interest, and/or short-term capital gains paid to a mutual fund's shareholders. Income is earned on a fund's investment portfolio after deducting operating expenses.

INVESTMENT OBJECTIVE is the goal -- long-term capital growth or current income, for example -- that an investor and mutual fund pursue together.

LIQUIDITY is the ability to redeem (sell back) all or part of your mutual fund shares on any business day and receive the current value (which may be more or less than the original cost).

MANAGEMENT FEE is the amount paid by a mutual fund to the investment adviser for its services.

NET ASSET VALUE PER SHARE (NAV) is the market worth of one share of a mutual fund. This figure is derived by taking a fund's total assets -- securities, cash and any accrued earnings -- deducting liabilities, and dividing by the number of shares outstanding.

PRINCIPAL is the basic amount of money you invest, not to be confused with reinvested dividends or capital gains.

TOTAL RETURN is the change in value of an investment from the beginning to the end of a period, assuming the reinvestment of all distributions. This is based on a formula set by the Securities and Exchange Commission.

YIELD is the percentage rate at which a fund's portfolio earns income, based on a formula set by the Securities and Exchange Commission.

                                                               BOSTON 1784 FUNDS
FUND OBJECTIVES

================================================================================

MONEY MARKET FUNDS

[BULLET] BOSTON 1784 TAX-FREE MONEY MARKET FUND To preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income that is exempt from federal income tax.

[BULLET] BOSTON 1784 U.S. TREASURY MONEY MARKET FUND To preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

[BULLET] BOSTON 1784 PRIME MONEY MARKET FUND To preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.


BOND FUNDS

[BULLET] BOSTON 1784 SHORT-TERM INCOME FUND To provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital.

[BULLET] BOSTON 1784 INCOME FUND To provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital.

[BULLET] BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND To provide investors with current income consistent with preservation of capital.


TAX-EXEMPT FUNDS

[BULLET] BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND To provide investors with current income, exempt from federal income tax, consistent with preservation of capital.


[BULLET] BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND To provide investors with current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary goal.

[BULLET] BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND To provide investors with current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary goal.

[BULLET] BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND To provide investors with current income exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.

[BULLET] BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND To provide investors with current income exempt from federal income tax and Rhode Island personal income and business corporation taxes. Preservation of capital is a secondary goal.


STOCK FUNDS

[BULLET] BOSTON 1784 ASSET ALLOCATION FUND To provide investors with a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

[BULLET] BOSTON 1784 GROWTH AND INCOME FUND To provide investors with long-term growth of capital with a secondary goal of income.

[BULLET] BOSTON 1784 GROWTH FUND To provide investors with capital appreciation.
         Dividend income, if any, is incidental to this goal.

[BULLET] BOSTON 1784 INTERNATIONAL EQUITY FUND To provide investors with long-term growth of capital. Dividend income, if any, is incidental to this goal.

INVESTMENT ADVISER'S REPORT
================================================================================

[PHOTO OF EDWARD G. RILEY, JR. OMITTED]
EDWARD G. RILEY, JR.
CHIEF INVESTMENT OFFICER

If the past year had a theme song, it might well be, "The Beat Goes On." Despite occasional ups and downs in the financial markets, investors were the beneficiaries of the 8th year of a bull market in stocks, and the 7th year of economic expansion. While both the bull and the economy could be described as mature, neither shows definitive signs of old age--although a close look reveals definite signs of gray at the temples.
   There's no doubt that this is a robust economy. In 1997, we saw solid growth in the Gross Domestic Product (GDP), while the first quarter of 1998 saw an annualized 5.4% increase in GDP. Auto sales are firm and dealers report improving floor traffic. Retail sales are up. Banks point to solid loan demand. And all this with barely a hint of inflation, which hovers around a negligible 1%.
   But are the bull and the economy tiring? Profit growth showed real signs of slowing during the first quarter of 1998. While sales figures for large-capitalization companies increased by 3.5% and the economy grew at a 5.4% pace, earnings-per-share were up only 3.5%.
   There are several important reasons for profits to lag--not the least of which is consumer intolerance for price increases. Despite increasing upward pressure on labor costs--which account for 65% of the cost of production-- companies dare not raise prices for fear of losing market share. Of course, the Asian crisis hasn't helped either. With the dollar reaching new heights against several Asian currencies, low-priced imports are flooding into the U.S. market. At the same time, the Asian market for American goods has dried up, severely impacted by economic troubles across the region and the strong dollar, which makes U.S. products prohibitively expensive for the mass market. Just how weak is Asia? Consider Hong Kong, one of the less troubled markets. Retail sales decreased 12% in January and 19% in February--and as of the end of May the stock market had dropped (in U.S. dollar terms) 20% since the beginning of the year.
   So as we enter the second half of 1998, there are clear hints that things won't go as smoothly as in the first half. The pace of manufacturing and employment growth are slowing--yet the pressure to increase prices to maintain profits continues to rise. Unfortunately, the other antidote to profit declines is layoffs. With slowing revenue growth in the second half, companies will be particularly hard pressed to sustain earnings, avoid price increases, and maintain employment levels--much less raises--all at the same time.
   In a troubling sense, what we have here is a bubble economy that simply can't keep expanding without limit--but ironically, a bubble without inflation. Merger/consolidation "mania" is sweeping a host of industries as companies try to buy their way to market share dominance and efficiency. And consumers, their morale buoyed by a "wealth effect" engendered by soaring 401(k) and mutual fund wealth, continue to assume ever increasing levels of credit card and personal debt. Predictably, however, more consumers than ever are also declaring bankruptcy. How relatively young and inexperienced

                                                               BOSTON 1784 FUNDS

================================================================================

investors will react if the stock market corrects--or worse--is a wild card for the economy.

STOCK MARKET REVIEW
   Until now, all the pillars supporting the stock market--low inflation, low interest rates, high earnings and excellent liquidity--have remained solid.

   [BULLET] Inflation, at 11/2%--the lowest since 1964--is almost invisible.

   [BULLET] The yield on the 30-year U.S. Treasury Bond oscillates between 51/2% and 6%--and lately on the low side of that range.

   [BULLET] Until recently, corporate earnings had trended steadily upward, increasing 8% in the fourth quarter of 1997 compared to the same period in 1996.

   [BULLET] Money has been flowing into the stock market at a record pace.

   Even the Asian crisis has been good for many U.S. stocks, creating a flight to quality from abroad that has helped to support share prices.
   The result was a 31% gain for the Standard & Poor's 500 Composite Index (the "S&P 500") in the 12 months covered by this Report. Indeed, investors have benefited from three years of double-digit gains--all of them over 20%--in the S&P 500. Because the large-capitalization end of the stock market, as represented by the S&P 500, continued to perform so well, our Growth and Income Fund and Growth Fund, which focus more on mid- to large-cap and small cap stocks, respectively, underperformed the S&P 500. Nonetheless, the Growth and Income Fund still generated an excellent total return of 26.71%.


   As noted above, however, good things come to an end, and we may well be nearing a turning point in the stock market. Interest rates and inflation appear steady, but corporate earnings

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

      S&P 500 INDEX
MAY 31, 1997 - MAY 31, 1998
---------------------------
MONTH     INDEX LEVEL
---------------------------
5/97           848
6/97           885
7/97           954
8/97           899
9/97           947
10/97          914
11/97          955
12/97          970
1/98           980
2/98         1,049
3/98         1,101
4/98         1,111
5/98         1,097


appear to be softening and the tide of liquidity may be turning. While a great deal of money continues to flow into mutual funds, less of it is being directed toward stock funds. It's true that in March 1998, equity mutual funds attracted $26 billion. But it's also true that 44% of total flows went into money market funds, while just 36% went toward equities.
   One of the tried-and-true indicators of stock market peaks is speculation, which would seem to be saying that the market has not only reached its peak but gone over the top.

================================================================================


We have seen some truly fantastic--meaning fantasy-like--moves in some stocks. One hot entertainment/communications stock soared from 5-5/8 to 68 in a month, while a leading internet service has been trading at 68 times sales, 48 times book value, and more than 400 times annualized earnings.
   Lest you think that stratospheric valuations are confined merely to trendy stocks, consider the S&P 500 as a whole. Its price-to-earning ratio is 26.6, an all-time high. Its price-to-book value ratio is 4.5. And the price-to-dividend level has soared 66.7, pushing stock yields to an all-time low.
   With stock market returns averaging 18% over the past 16 years, investors might be excused a little ebullience. In the past 12 months, the market has posted capital gains of $297 billion, effectively doubling the personal savings rate of $236 billion without investors actually saving another dime. Hence, the already mentioned "wealth effect" that has bolstered consumer morale.
   Long-term investing in stocks still makes sense for many investors. As contrarian as it may sound, though, we believe a note of caution is in order. Confidence is at an extreme. More than one novice investor has called his or her broker to ask for an index fund by saying, "You know, the one that I can't lose money in and only goes up." These investors are simply unaware that the 50-year average return on stocks is 10.5%, and that stocks, like temperature and snowfall statistics, tend to revert to the mean. In other words, there are likely to be some dreary years to balance the spectacular `80s and `90s.
   What will bring about this long-awaited but not-much-feared correction? We think Asia still has mischief to make with the world economy. The problems in Japan, the world's second-

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

DOW JONES INDUSTRIAL AVERAGE
MAY 31, 1997 - MAY 31, 1998
---------------------------
MONTH     INDEX LEVEL
---------------------------
5/97         7,331
6/97         7,672
7/97         8,222
8/97         7,622
9/97         7,945
10/97        7,442
11/97        7,823
12/97        7,908
1/98         7,906
2/98         8,545
3/98         8,799
4/98         9,063
5/98         8,899


largest economy and the epicenter of the crisis, are more intractable than first thought. Or it could be the Millennium/Y2K problem, should computers, and therefore the global economy, cease to function on January 1, 2000. Or it could simply be the natural forces of attrition within a stock market that cannot indefinitely outstrip profit and growth expectations.

                                                               BOSTON 1784 FUNDS

================================================================================

BOND MARKET REVIEW

   The bond market is one of the most intriguing and least understood forces in our economy. For one thing, when interest rates rise, the value of bonds fall--and vice versa. For another, there's a widespread perception that the Federal Reserve Board controls interest rates. Actually, a few thousand bond traders riveted to video monitors and telephones have an even greater impact on interest rates around the world. Certainly, the Federal Reserve Board has an impact with its ability to raise or lower short-term rates. But long-term rates, the cost of capital most important to corporations and governments, are set by

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

  30-YEAR TREASURY BOND
MAY 31, 1997 - MAY 31, 1998
---------------------------
MONTH          YIELD
---------------------------
5/97           6.94%
7/97           6.51%
9/97           6.50%
11/97          6.11%
1/98           5.81%
3/98           5.95%
5/98           5.93%



traders who bid up interest rates at the first hint of inflation--whether real or imagined.
   In the past year, long-term interest rates have remained remarkably favorable, trending generally downward to 5.93% as of May 31, 1998, about 100 basis points (1%) below the level 12 months ago. One key reason: inflation has been virtually non-existent. Indeed, because of the Asian crisis, the U.S. is now importing deflation in the form of bargain-priced goods that are forcing down the prices charged by domestic producers. The Asian crisis has also lowered demand for crude oil, and with it oil prices. By lengthening their average maturities, our fixed income funds--particularly the tax-exempt funds--were well-positioned to capitalize on the downward trend in interest rates.
   We should not underestimate the impact of a deficit-free budget on interest rates, which dramatically reduces the government's demand for capital. With the supply of (theoretically) risk-free U.S. securities declining, investors are paying more to get them--and interest rates decline further.
   But here, too, there may be storm clouds massing. For example, the housing component of the Consumer Price Index (CPI) is rising, medical inflation is accelerating, and prices in the service sector of the economy are going up. Although productivity is strong, wages and salaries are increasing at a 4.4% rate, not far behind the economy's robust 5.4% growth. As a result, the most recent CPI increase was the largest in six months and the Producer Price Index increased for the first time in six months.

================================================================================


   The bottom line is that bonds, like stocks, may be facing a rougher road ahead in the medium-term. For the near term, however, we see the Asian crisis and the slowing domestic economy in control of inflation and bond psychology. As a result, we look for stability or further declines in long-term interest rates in the months ahead.

MONEY MARKET REVIEW
   Short-term interest rates are influenced almost solely by the actions of the Federal Reserve Board, which controls the interest rates that banks pay to borrow from the government and from each other. During the past twelve

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

    FEDERAL FUNDS RATE
MAY 31, 1995 - MAY 31, 1998
---------------------------
MONTH           RATE
---------------------------
5/95            6.01%
11/95           5.80%
5/96            5.24%
11/96           5.31%
5/97            5.50%
11/97           5.50%
5/98            5.50%



months, and despite much discussion to the contrary, the Federal Reserve
Board has left the Federal Funds rate unchanged at 5.50%, following a 0.25% increase in March 1997.
   We do not expect short-term interest rates to increase in the near future--and, in fact, we could argue that they should come down further. Historically, the real Federal Funds rate--the difference between the stated interest rate and inflation--has ranged between 2.5% and 3.0%. Simple arithmetic leads to the conclusion that rates should drop by another 100 basis points (1%) or more.
   On the other hand, the Federal Reserve Board is walking a tightrope. It is concerned about economic inflation and Chairman Greenspan periodically buffets the markets by voicing his thoughts on asset inflation. The natural inclination of an inflation-fighter is to raise rather than lower rates, but the Federal Reserve Board cannot afford to do that with economic growth slowing and the Asian crisis threatening a regional, or even global, recession. The result: short-term interest rates are unlikely to rise and investors will experience investment performance below what they've come to expect.


/S/Signature

Edward G. Riley, Jr.
Chief Investment Officer
BankBoston, N.A.

                                                               BOSTON 1784 FUNDS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
================================================================================

BOSTON 1784 TAX-FREE
MONEY MARKET FUND
The objective of Boston 1784 Tax-Free Money Market Fund is to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income that is exempt from federal income tax. As of May 31, 1998, the Fund grew to a total of $1 billion in net assets from $845.6 million in net assets on May 31, 1997.
   The Fund is an actively managed, nationally diversified portfolio of investment grade money market securities. The assets of the Fund are diversified among general obligation securities and those issued to finance hospitals, transportation, housing, student loans, utilities, industrial development and other municipal purposes.
   For the year ended May 31, 1998, the Fund had a total return of 3.33%, compared with returns of 3.09% by the IBC/Financial Data Stockbroker & General Purpose Tax-Free Average and 3.09% by the Lipper Tax-Exempt Money Market Funds Average for the same period. Based on total return, the Fund rated among the top 10% (12 of 134) of the Lipper Tax-Exempt Money Market Funds Average for the period from June 1, 1997 through May 31, 1998. The 7-day yield as of May 31, 1998 was 3.35%.
   The $150 million increase in the Fund's assets during the year allowed for the purchase of longer term (397 days) securities, which permitted the Fund to lock in attractive yields without impacting significantly the average-weighted-maturity. The Fund continues to seek higher yields by purchasing securities issued in states that have either low or no state income taxes. Looking ahead, we expect money market rates to remain relatively stable given the apparent low inflation in the economy.



BOSTON 1784 TAX-FREE MONEY MARKET FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 TAX-FREE MONEY MARKET FUND VERSUS THE IBC/FINANCIAL DATA STOCKBROKER & GENERAL PURPOSE TAX-FREE AVERAGE AND THE LIPPER TAX-EXEMPT MONEY MARKET FUNDS AVERAGE

ONE YEAR RETURN                3.33%
ANNUALIZED 3-YEAR RETURN       3.37%
ANNUALIZED INCEPTION TO DATE   3.16%


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                             6/30/93            5/94         5/95           5/96             5/97               5/98
----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-FREE
MONEY MARKET FUND            $10,000          $10,221      $10,557        $10,932          $11,284            $11,660

IBC/FINANCIAL DATA
STOCKBROKER & GENERAL
PURPOSE AVERAGE               10,000           10,176       10,476         10,807           11,124             11,468

LIPPER TAX-EXEMPT
MONEY MARKET
FUNDS AVERAGE                 10,000           10,177       10,478         10,811           11,131             11,475

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

================================================================================

BOSTON 1784 U.S. TREASURY
MONEY MARKET FUND
The objective of Boston 1784 U.S. Treasury Money Market Fund is to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income. As of May 31, 1998, the Fund declined to $372.7 million in net assets from $390.3 million in net assets as of May 31, 1997.
   For the year ended May 31, 1998, the Fund had a total return of 5.02%, compared with returns of 5.01% for the IBC/Financial Data U.S. Government & Agencies Average and 4.85% for the Lipper U.S. Treasury Money Market Funds Average for the same period. The 7-day yield as of May 31, 1998 was 4.90%. The Fund's return and resulting rankings reflect a waiver of certain management fees and expenses (see Financial Highlights).
   In July 1997, the Fund's "AAAm" rating was again confirmed by Standard and Poor's. The rating is based on an analysis of the Fund's credit quality, market price exposure and management. The rating signifies that, in the opinion of Standard & Poor's, the Fund offers excellent safety of investment principal and superior capacity to maintain a $1.00 per share net asset value at all times. The Fund attempts to maintain these characteristics through conservative investment practices and strict internal controls. The Fund is reviewed on a weekly basis by Standard & Poor's.
   The Fund invests primarily in U.S. Government agency securities, U.S. Treasury obligations and repurchase agreements fully collateralized by U.S. Treasury obligations.
   In the coming year, we expect short-term interest rates to remain fairly stable as a result of the low rate of inflation in the economy.



BOSTON 1784 U.S. TREASURY MONEY MARKET FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 U.S. TREASURY MONEY MARKET FUND VERSUS THE IBC/FINANCIAL DATA U.S. GOVERNMENT & AGENCIES AVERAGE AND THE LIPPER U.S. TREASURY MONEY MARKET FUNDS AVERAGE

ONE YEAR RETURN                     5.02%
ANNUALIZED 3-YEAR RETURN            5.01%
ANNUALIZED INCEPTION TO DATE        4.51%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                             6/30/93            5/94         5/95           5/96             5/97               5/98
------------------------------------------------------------------------------------------------------------------------
BOSTON 1784
U.S. TREASURY
MONEY MARKET FUND            $10,000          $10,248      $10,741        $11,295          $11,844            $12,438

IBC/FINANCIAL DATA U.S.
GOVERNMENT &
AGENCIES AVERAGE              10,000           10,250       10,726         11,270           11,810             12,402

LIPPER U.S. TREASURY
MONEY MARKET
FUNDS AVERAGE                 10,000           10,246       10,716         11,253           11,783             12,354


PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS


================================================================================

BOSTON 1784 PRIME MONEY
MARKET FUND

The objective of Boston 1784 Prime Money Market Fund is to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income. As of May 31, 1998, the Fund grew to $127.6 million in net assets from $123.1 million in net assets on June 1, 1997.
   For the year ended May 31, 1998, the Fund had a total return of 5.16%, compared with returns of 5.06% for the IBC/Financial Data First Tier Money Market Average and 4.97% for the Lipper Money Market Funds Average for the same period. The 7-day yield as of May 31, 1998 was 5.01%. The Fund's return and resulting rankings reflect a waiver of certain management fees and expenses (see Financial Highlights).
   The Fund invests primarily in high quality money market instruments, including short-term U.S. government obligations, corporate bonds, bank obligations (including certificates of deposit, bankers' acceptances and fixed time obligations), commercial paper, variable rate demand notes, taxable municipal securities and repurchase agreements.
   Since inflation remains at a relatively low 11/2%, we expect short-term interest rates to remain fairly stable in the near future.


BOSTON 1784 PRIME MONEY MARKET FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 PRIME MONEY MARKET FUND VERSUS THE IBC/FINANCIAL DATA FIRST TIER MONEY MARKET AVERAGE AND THE LIPPER MONEY MARKET FUNDS AVERAGE

ONE YEAR RETURN                 5.16%
ANNUALIZED 3 YEAR RETURN        5.16%
ANNUALIZED 5 YEAR RETURN        4.62%
ANNUALIZED INCEPTION TO DATE    4.40%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]



                        6/30/91        5/92         5/93        5/94         5/95           5/96            5/97           5/98
---------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784
PRIME MONEY
MARKET FUND             $10,000      $10,433      $10,745     $11,044      $11,577        $12,191         $12,803        $13,464

IBC/FINANCIAL DATA
FIRST TIER MONEY
MARKET AVERAGE           10,000       10,415       10,711      11,004       11,529         12,126          12,716         13,360

LIPPER MONEY
MARKET FUNDS
AVERAGE                  10,000       10,417       10,715      11,006       11,528         12,112          12,691         13,322

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

================================================================================

BOSTON 1784 SHORT-TERM
INCOME FUND
The objective of Boston 1784 Short-Term Income Fund is to provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital. The Fund is designed for investors seeking a higher yield than that available from a money market fund and more price stability than that of a longer-term bond fund. Unlike a money market fund, the Fund's net asset value will fluctuate.
   The Fund's net assets as of May 31, 1998 were $197.3 million. The Fund's total return for the year ended May 31, 1998 was 6.98%, compared to returns of 6.54% for the Lipper Short Investment Grade Debt Funds Average and 7.74% for the Lehman Brothers Mutual Fund 1-5 Year Government/Corporate Bond Index for the same period. Based on total return, the Fund placed in the top third (29 of 101) of the Lipper Short Investment Grade Debt Funds Average for the period from June 1, 1997 to May 31, 1998. The Fund's return and resulting ranking reflect a waiver of certain fees and expenses (see Financial Highlights).
   During the past year, sector selection was the most important factor in the Fund's performance. Particularly important was the Fund's increased allocation of investments to asset-backed securities. On May 31, 1998, the Fund's portfolio was invested 40% in corporate bonds, 20% in U.S. Treasury and government agency securities, 21% in asset-backed securities, 6% in mortgage-backed securities and 8% in taxable municipal securities. Throughout the year, the Fund maintained a relatively high exposure to the asset-backed and corporate single "A" sectors, which resulted in increased yield and price stability.
   During the coming year, we expect the market to continue to trade in a narrow range of yields. We do not foresee the Federal Reserve Board making any major change in its monetary policy in the near future. Therefore, we do not expect interest rates to move dramatically in either direction. The Fund will maintain its current maturity structure in an effort to avoid price volatility.


BOSTON 1784 SHORT-TERM INCOME FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 SHORT TERM INCOME FUND VERSUS THE LEHMAN BROTHERS MUTUAL FUND 1-5 YEAR GOV'T./CORP. INDEX AND THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE

ONE YEAR RETURN               6.98%
ANNUALIZED 3 YEAR RETURN      6.07%
ANNUALIZED INCEPTION TO DATE  6.37%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]



                           7/31/94            5/95         5/96           5/97             5/98
--------------------------------------------------------------------------------------------------
BOSTON 1784
SHORT-TERM
INCOME FUND                $10,000          $10,601      $11,107        $11,826          $12,651

LEHMAN MUTUAL
FUND 1-5 YEAR
GOV'T./CORP. INDEX          10,000           10,700       11,236         12,014           12,944

LIPPER SHORT
INVESTMENT-GRADE
DEBT AVERAGE                10,000           10,544       11,066         11,775           12,544


PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 INCOME FUND
The objective of Boston 1784 Income Fund is to provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital.
   The Fund grew from $334.8 million in net assets on June 1, 1997 to $392.6 million in net assets on May 31, 1998. For the year ended May 31, 1998, the Fund had a total return of 8.88%, compared with returns of 10.92% for the Lehman Brothers Aggregate Bond Index and 10.86% for the Lipper Corporate Debt A-Rated Average for the same period. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).
   The Fund's performance was impacted at the end of 1997 and in early 1998 by its exposure to foreign corporate bonds, particularly bonds issued in Latin America and Asia. The Fund's exposure to Korean and Chinese corporate bonds had the largest negative impact on returns. During the fourth fiscal quarter, the Fund's average credit quality improved significantly by the addition of U.S. Treasury securities to its portfolio.
   The Fund is an actively managed portfolio of investment grade, intermediate- to long-term securities. The assets of the Fund are diversified among government obligations, corporate securities, mortgage-backed securities, asset-backed securities and Yankee bonds (U.S. dollar-denominated bonds issued in the U.S. by foreign borrowers). On May 31, 1998, the average-weighted-maturity of the Fund was approximately 11 years with a duration of about 5.85 years.
   During the past year, the bond market reacted periodically to concerns that strong economic growth and low unemployment might lead to inflation. The Federal Reserve Board has left short-term interest rates unchanged since March 1997, when the Federal Funds rate was increased by 0.25% to 5.50%. Although we foresee little or no inflation in the immediate future, it is possible that the Federal Reserve Board may again raise interest rates as concern about the Asian crisis subsides. We expect interest rates to remain within a narrow range over the course of the year, and the 30-year U.S. Treasury Bond to yield between 5.50% and 6.25%. We will continue to focus on U.S. Treasury securities and high-quality, domestic corporate debt, since we believe that foreign corporate debt does not provide sufficient incremental yield to justify the additional risk.



BOSTON 1784 INCOME FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 INCOME FUND VERSUS THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LIPPER CORPORATE DEBT A-RATED AVERAGE

ONE YEAR RETURN                   8.88%
ANNUALIZED 3 YEAR RETURN          6.54%
ANNUALIZED INCEPTION TO DATE      7.72%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                           7/31/94            5/95         5/96           5/97             5/98
-------------------------------------------------------------------------------------------------
BOSTON 1784
INCOME FUND                $10,000          $10,934      $11,211        $12,144          $13,323

LEHMAN AGGREGATE
BOND INDEX                  10,000           10,955       11,435         12,387           13,739

LIPPER CORPORATE
DEBT A-RATED AVERAGE        10,000           10,912       11,297         12,164           13,484


PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

================================================================================

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
The objective of Boston 1784 U.S. Government Medium-Term Income Fund is to provide investors with current income consistent with preservation of capital. The Fund is an actively managed portfolio of U.S. Treasury and U.S. government agency short- to medium-term securities.
   The Fund grew in net assets from $209.1 million on June 1, 1997 to $252.7 million on May 31, 1998. For the year ended May 31, 1998, the Fund had a total return of 8.56%, compared with returns of 8.59% for the Lehman Brothers Intermediate Government Bond Index and 9.32% for the Lipper Intermediate-Term U.S. Government Funds Average for the same period. The Fund's return reflects a waiver of certain management fees and expenses (see Financial Highlights).
   Several sectors influenced the Fund's performance. Through most of the year, the Fund was slightly overweighted compared to the Lehman Brothers Intermediate Government Bond Index in both mortgage-backed securities and U.S. government agency securities. Both sectors added to the income return of the Fund. Yet, some of the mortgaged-backed securities held by the Fund were adversely impacted by the historic high mortgage refinancing activity in early 1998. Mortgages with relatively high yields were prepaid, which caused the Fund to purchase securities in the market with lower yields.
   The assets of the Fund were diversified on a sector basis among U.S. Treasury, U.S. government agency and mortgaged-backed securities. The Fund's securities were concentrated in the 2-year to 10-year maturity range. On May 31, 1998, the average-weighted-maturity of the Fund was approximately 7.7 years and the Fund had a duration of 4.3 years.
   Concerns that strong economic growth and low unemployment might lead to inflation caused the bond market to react periodically during the past year. Short-term interest rates have remained unchanged since March 1997, when the Federal Reserve Board increased the Federal Funds rate by 0.25% to 5.50%. While we anticipate little or no inflation in the near future, the Federal Reserve Board may raise interest rates as concern lessens about the impact of the Asian crisis. We anticipate that interest rates will remain within a narrow range over the coming year, and that the 30-year U.S. Treasury Bond will yield between 5.50% and 6.25%. We will continue to concentrate on U.S. Treasury securities and high-quality, domestic corporate securities.


BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND VERSUS THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX AND THE LIPPER INTERMEDIATE-TERM U.S. GOVERNMENT FUNDS AVERAGE

ONE YEAR RETURN                         8.56%
ANNUALIZED 3 YEAR RETURN                6.40%
ANNUALIZED INCEPTION TO DATE            5.43%


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                              6/30/93       5/94        5/95        5/96         5/97          5/98
-----------------------------------------------------------------------------------------------------
BOSTON 1784
U.S. GOV'T. MEDIUM-TERM
INCOME FUND                   $10,000     $9,787      $10,646     $11,024      $11,813       $12,824

LEHMAN INTERMEDIATE
GOVERNMENT BOND INDEX          10,000      9,980       10,887      11,380       12,189        13,235

LIPPER INTERMEDIATE
U.S. GOVERNMENT FUNDS
AVERAGE                        10,000      9,842       10,735      11,090       11,865        12,971

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS


================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
The objective of Boston 1784 Tax-Exempt Medium-Term Income Fund is to provide investors with current income, exempt from federal income tax, consistent with preservation of capital. On May 31, 1998, the Fund's net assets totaled $303.6 million compared with $250.5 million on June 1, 1997.
   Total return for the year ended May 31, 1998 was 9.24%, compared with a return of 7.35% for the Lipper Intermediate Municipal Bond Funds Average for the same period, ranking the Fund in the top 3% (3 of 143) of its Lipper peer group. The Fund also outperformed the Lehman Brothers 7-Year Municipal Bond Index by 1.17% for the period ended May 31, 1998. For the three year period ended May 31, 1998, the Fund generated a total return of 22.67%. The Fund's return and resulting rankings reflect a waiver of certain management fees and expenses (see Financial Highlights).
   The Fund is an actively managed, diversified portfolio of high-quality, intermediate-term securities selected for their potential to achieve a competitive rate of return, tax-free income and preservation of capital. Of the Fund's total assets, 54.6% were rated AAA, 19.3% were rated AA and 13.8% were rated A by Standard & Poor's or Moody's.
   The Fund achieves incremental income, yield and price stability by emphasizing both geographical and sector diversification, and by constantly trying to maximize income, credit quality and liquidity. A portion of this year's return can be attributed to the Fund's longer duration and average-weighted-maturity. The Fund's average-weighted-maturity is currently
8.99 years compared to 6.90 years for the Lehman Brothers 7-Year Municipal Bond Index. Since early December, the Fund has actively extended the maturities of its holdings to increase yield. In early 1998, the Fund also took advantage of the excess supply and relatively low prices of AAA-rated insured bonds to diversify further its holdings of general obligation securities and to improve the Fund's credit quality.
   We believe that the Fund is well positioned to take full advantage of anticipated declines in interest rates and a scarcity of new issues, particularly high-quality bonds, during the second half of 1998 as a result of its longer maturities. We expect domestic economic growth to moderate, inflation to remain at present levels and the Federal Reserve Board to leave short-term interest rates unchanged until early fall.


BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 TAX EXEMPT MEDIUM-TERM INCOME FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE LIPPER INTERMEDIATE MUNICIPAL BOND FUNDS AVERAGE

ONE YEAR RETURN               9.24%
ANNUALIZED 3 YEAR RETURN      7.05%
ANNUALIZED INCEPTION TO DATE  6.57%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                                6/30/93        5/94         5/95         5/96         5/97        5/98
----------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT
MEDIUM-TERM INCOME FUND         $10,000      $10,212      $10,986      $11,449      $12,336     $13,475

LEHMAN BROTHERS 7-YEAR
MUNICIPAL BOND INDEX             10,000       10,144       10,972       11,481       12,267      13,257

LIPPER INTERMEDIATE
MUNICIPAL DEBT
FUNDS AVERAGE                    10,000       10,144       10,858       11,288       11,994      12,875

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

================================================================================


BOSTON 1784 CONNECTICUT
TAX-EXEMPT INCOME FUND
The objective of Boston 1784 Connecticut Tax-Exempt Income Fund is to provide investors with current income exempt from both federal and Connecticut personal income tax. Preservation of capital is a secondary goal.
   The Fund's net assets increased from $103.1 million on June 1, 1997 to $142.1 million on May 31, 1998. Total return for the year ended May 31, 1998 was 9.29%, compared with a return of 7.04% for the Lipper Other States Intermediate Municipal Debt Mutual Funds Average, in which the Fund ranked in the top 1% (1 of 78). The Fund also outperformed the Lehman Brothers 7-Year Municipal Bond Index's 8.07% total return for the same period. For the three year period ended May 31, 1998, the Fund generated a total return of 22.05%, ranking the Fund second in its Lipper peer group. The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights).
   The Fund is an actively managed, state-specific portfolio of high-quality, intermediate- to long-term securities selected for their potential to achieve a competitive rate of return, tax-free income and preservation of capital. Of the Fund's total assets, 50.5% were rated AAA, 26.1% were rated AA, and 18.2% were rated A by Standard & Poor's or Moody's.
   The Fund achieves incremental income, yield and price stability by emphasizing diversification across sectors and issuers in the state. A portion of this year's return can be attributed to the Fund's longer duration and average-weighted-maturity. The Fund's average-weighted-maturity is currently
8.63 years compared to 6.90 years for the Lehman Brothers 7-Year Municipal Bond Index. Since early December, the Fund has actively extended the maturities of its holdings to increase yield. In early 1998, the Fund also took advantage of the excess supply and relatively low prices of AAA-rated insured bonds to further diversify the Fund's holdings of general obligation securities and to improve the Fund's credit quality.
   We expect a downward move in interest rates and a scarcity of new issues, particularly high-quality bonds, during the second half of 1998. The Fund will be able to take advantage of these conditions as a result of its extended maturities. In addition, we expect economic growth to moderate, inflation to remain at present levels and the Federal Reserve Board to leave short-term interest rates unchanged until early fall.


BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNI DEBT MUTUAL FUNDS AVERAGE

ONE YEAR RETURN                            9.29%
ANNUALIZED 3 YEAR RETURN                   6.87%
ANNUALIZED INCEPTION TO DATE               7.34%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]



                                   8/31/94        5/95           5/96             5/97               5/98
-----------------------------------------------------------------------------------------------------------
BOSTON 1784
CONNECTICUT TAX-EXEMPT
INCOME FUND                        $10,000      $10,664        $11,103          $11,909            $13,015

LEHMAN 7-YEAR MUNICIPAL
BOND INDEX                          10,000       10,629         11,123           11,885             12,844

LIPPER STATES INTERMEDIATE
MUNI DEBT FUNDS AVERAGE             10,000       10,547         10,935           11,592             12,408

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS

================================================================================


BOSTON 1784 FLORIDA
TAX-EXEMPT INCOME FUND
The objective of Boston 1784 Florida Tax-Exempt Income Fund is to provide investors with current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax. Preservation of capital is a secondary goal. The Fund is an actively managed portfolio of primarily investment grade, intermediate- to long-term securities. Since its inception in June 1997, the Fund has grown to $51.8 million in net assets.
   For the period June 30, 1997 through May 31, 1998, the Fund had a total annualized return of 8.26%, compared with returns of 7.67% for the Lehman Brothers 7-Year Municipal Bond Index and 6.99% for the Lipper Florida Intermediate Municipal Funds Average for the same period. The Fund's return and resulting rankings reflect a waiver of certain management fees and expenses (see Financial Highlights).
   Important factors that affected the Fund's performance included the investment in high credit quality bonds. In addition, the Fund had an average-weighted-maturity of 7.8 years and a duration of 6.2 years, both of which were longer than the Lehman Brothers 7-Year Municipal Bond Index.
   As of May 31, 1998, approximately 95% of the bonds in the Fund were rated AA or higher by Standard & Poor's or Moody's. A large portion of these assets were enhanced with bond insurance. The assets of the Fund were invested in general obligation bonds issued by the State of Florida and various municipalities, and revenue bonds issued to finance hospitals, education, housing, transportation and utilities.
   During the period ended May 31, 1998, the Fund focused on improving current dividend yield while maintaining holdings with relatively high credit quality. Current income will continue to be a priority. In the months ahead, we expect to see moderating growth in the domestic economy, a reduced supply of new municipal issues and an increase in demand from both individual investors and institutions, resulting in favorable returns for investors.


BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE LIPPER FLORIDA INTERMEDIATE MUNI FUNDS AVERAGE

ONE YEAR RETURN                    8.26%
CUMULATIVE INCEPTION TO DATE       7.63%


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                                                6/30/97         5/98
----------------------------------------------------------------------
BOSTON 1784 FLORIDA
TAX-EXEMPT INCOME FUND                           $10,000      $10,759

LEHMAN BROTHERS 7-YEAR
MUNICIPAL BOND INDEX                              10,000       10,704

LIPPER FLORIDA
INTERMEDIATE MUNI
FUNDS AVERAGE                                     10,000       10,642

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

================================================================================


BOSTON 1784 MASSACHUSETTS
TAX-EXEMPT INCOME FUND
The objective of Boston 1784 Massachusetts Tax-Exempt Income Fund is to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital. The Fund is an actively managed, state-specific portfolio of primarily investment grade, intermediate- to long-term securities. On May 31, 1998, the Fund's net assets totaled $206.1 compared with $147.5 million on June 1, 1997.
   For the year ended May 31, 1998, the Fund had a total return of 8.91%, compared with returns of 8.07% for the Lehman Brothers 7-Year Municipal Bond Index and 7.12% for the Lipper Massachusetts Intermediate Municipal Funds Average for the same period, ranking the Fund 1 of 10 in its Lipper peer group. The Fund's return and resulting rankings reflect a waiver of certain management fees and expenses (see Financial Highlights).
   Important factors affecting the Fund's performance included investment in high credit quality bonds. In addition, the Fund had an average weighted-maturity of 9.1 years and a duration of 6.7 years, both of which were longer than the Lehman Brothers 7-Year Municipal Bond Index. The Fund's performance was enhanced by the recent credit rating upgrade for the Commonwealth of Massachusetts from A1/A+ to Aa3/AA.
   As of May 31, 1998, approximately 79% of the bonds in the Fund were rated AA or higher by either Standard & Poor's or Moody's. The assets of the Fund were invested in general obligations issued by the Commonwealth of Massachusetts and various municipalities, and revenue bonds issued to finance hospitals, education, housing, transportation, utilities and industrial development.
   During the past year, the Fund focused on current dividend yield while maintaining holdings with relatively high credit quality. The Fund also expanded the diversification of its holdings by adding bonds of several new issuers. Current income will continue to be a priority. In the months ahead, we expect favorable returns for investors due to moderating growth in the domestic economy, a reduced supply of new municipal issues, and an increase in demand from both individual investors and institutions.



BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE LIPPER MASSACHUSETTS INTERMEDIATE MUNICIPAL FUNDS AVERAGE

ONE YEAR RETURN                                 8.91%
ANNUALIZED 3 YEAR RETURN                        6.57%
ANNUALIZED INCEPTION TO DATE                    5.78%


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]



                                 6/30/93        5/94           5/95             5/96               5/97               5/98
-----------------------------------------------------------------------------------------------------------------------------
BOSTON 1784
MASSACHUSETTS
TAX-EXEMPT INCOME FUND           $10,000      $10,126        $10,734          $11,116            $11,928            $12,990

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                        10,000       10,144         10,972           11,481             12,267             13,257

LIPPER MASSACHUSETTS
INTERMEDIATE MUNICIPAL
FUNDS AVERAGE                     10,000       10,141         10,765           11,153             11,823             12,665


PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS

================================================================================

BOSTON 1784 RHODE ISLAND
TAX-EXEMPT INCOME FUND
The objective of Boston 1784 Rhode Island Tax-Exempt Income Fund is to provide investors with current income exempt from federal income tax and Rhode Island personal income and business corporation taxes. Preservation of capital is a secondary goal.
   The Fund's net assets increased from $53.8 million on June 1, 1997 to $76.8 million on May 31, 1998. Total return for the year ended May 31, 1998 was 8.28%, compared with a return of 7.04% for the Lipper Other States Intermediate Municipal Debt Mutual Funds Average, in which the Fund ranked in the top 4% (3 of 78) for the same period. The Fund also outperformed the Lehman Brothers 7-Year Municipal Bond Index's 8.07% total return for the same period. For the three year period ended May 31, 1998, the Fund generated a total return of 21.83%, ranking the Fund first in its Lipper peer group. The Fund's return and resulting ranking reflect a waiver of certain management fees and expenses (see Financial Highlights).
   The Fund is an actively managed, state- specific portfolio of high-quality, intermediate- to long-term securities selected for their potential to achieve a competitive rate of return, tax-free income and preservation of capital. Of the Fund's total assets, 56.2% were rated AAA, 17.7% were rated AA and 17.7% were rated A by Standard & Poor's or Moody's.
   The Fund achieves incremental income, yield and price stability by emphasizing diversification across sectors and issuers in the State of Rhode Island. The Fund actively sought to extend maturities since December to increase yield. A portion of this year's return resulted from the Fund's longer duration and average-weighted-maturity. The Fund's average-weighted-maturity is currently
8.09 years compared to 6.90 years for the Lehman Brothers 7-Year Municipal Bond Index. In early 1998, the Fund also took advantage of the excess supply and relatively low prices of AAA-rated insured bonds to diversify further the Fund's holdings of general obligation securities and to improve the Fund's credit quality.
   As a result of extending the maturities of the Fund's holdings, we believe that the Fund is well positioned to take advantage of anticipated declines in interest rates and a scarcity of new issues, particularly high-quality bonds, late in 1998. We expect domestic economic growth to moderate, inflation to remain at present levels, and the Federal Reserve Board to leave short-term interest rates unchanged until early fall.



BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND VERSUS THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX AND THE LIPPER OTHER STATES INTERMEDIATE MUNI DEBT MUTUAL FUNDS AVERAGE

ONE YEAR RETURN                       8.28%
ANNUALIZED 3 YEAR RETURN              6.80%
ANNUALIZED INCEPTION TO DATE          6.93%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                                8/31/94        5/95           5/96             5/97               5/98
---------------------------------------------------------------------------------------------------------
BOSTON 1784
RHODE ISLAND
TAX-EXEMPT INCOME FUND          $10,000      $10,552        $11,033          $11,872            $12,855

LEHMAN BROTHERS 7-YEAR
MUNICIPAL BOND INDEX             10,000       10,629         11,123           11,885             12,844

LIPPER OTHER STATES
INTERMEDIATE MUNI DEBT
MUTUAL FUNDS AVERAGE             10,000       10,547         10,935           11,592             12,408

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

================================================================================

BOSTON 1784 ASSET
ALLOCATION FUND
The objective of Boston 1784 Asset Allocation Fund is to provide investors with a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.
   During the year ended May 31, 1998, the Fund's net assets increased from $35.5 million to $50.3 million. For the year ended May 31, 1998, the Fund had a total return of 20.51%, compared with returns of 30.68% for the Standard & Poor's 500 Composite Index, 10.92% for the Lehman Brothers Aggregate Bond Index and 20.12% for the Lipper Balanced Funds Average for the same period. The Fund's return reflects a waiver of certain fees and expenses (see Financial Highlights).
   On May 31, 1998, the Fund's portfolio was allocated approximately 52% to common stocks, 42% to bonds and 6% to money market instruments. Over the past fiscal year, new investments have been directed toward the purchase of bonds and common stocks in an approximate ratio of 42%/52%.
   The equity portfolio was underweighted in industries and companies whose earnings patterns were more closely tied to the economy, which enhanced results during the year ended May 31, 1998. The Fund emphasized companies capable of growing earnings and revenue without the benefit of an accelerating economy. Positions in Citicorp, NationsBank and BankAmerica strengthened the Fund's results early in 1998. Our focus remains on large capitalization stocks, which typically fare better than small- and mid-capitalization stocks late in an extended period of stock market appreciation. Foreign exposure is also in the developed markets of Europe, with positions in Nestle, Novartis, and Ericsson, and accounted for 7% of the Fund's portfolio at May 31, 1998.
   The fixed income portion of the Fund is an actively managed portfolio of investment grade, intermediate- to long-term securities. The Fund's fixed income performance can be attributed in part to a slightly longer duration than its Lehman benchmark -- an advantage in a period of declining interest rates. The Fund also benefited from an underweighting in mortgage-backed securities, many of which were prepaid in the past year. The Fund's average credit quality improved recently by additions of U.S. Treasury securities to its holdings.
The Fund also holds government obligations, corporate securities, mortgage- and asset-backed securities, and Yankee bonds. On May 31, 1998, the average-weighted- maturity of the fixed income portion of the Fund was approximately 7.58 years with a duration of approximately 4.86 years.


BOSTON 1784 ASSET ALLOCATION FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 ASSET ALLOCATION FUND VERSUS THE S&P 500 COMPOSITE INDEX, THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LIPPER BALANCED FUNDS AVERAGE

ONE YEAR RETURN                    20.51%
ANNUALIZED 3 YEAR RETURN           17.72%
ANNUALIZED INCEPTION TO DATE       13.45%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                                  6/30/93        5/94           5/95            5/96           5/97           5/98
--------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET
ALLOCATION FUND                   $10,000      $10,016        $11,503         $13,554        $15,572        $18,765

S&P 500 COMPOSITE INDEX            10,000       10,395         12,489          16,039         20,754         27,121

LEHMAN AGGREGATE BOND INDEX        10,000        9,890         11,028          11,511         12,469         13,830

LIPPER BALANCED FUNDS AVERAGE      10,000       10,229         11,465          13,513         15,712         18,736

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS


================================================================================

BOSTON 1784 GROWTH
AND INCOME FUND
The objective of Boston 1784 Growth and Income Fund is to provide investors with long-term growth of capital with a secondary goal of income. The Fund is a diversified portfolio invested primarily in stocks of large- and mid-capitalization companies.
   During the year ended May 31,1998, the Fund's net assets increased to $554.0 million from $458.0 million on June 1, 1997. For the year ended May 31, 1998, the Fund had an annualized total return of 26.71%, compared with returns of 30.68% for the Standard & Poor's 500 Composite Index (the "S&P 500") and 25.48% for the Lipper Growth and Income Average for the same period. The Fund's return reflects a waiver of certain fees and expenses (see Financial Highlights).
   The Fund's overweighted positions in the technology and energy sectors, as well as its exposure to mid-capitalization companies, contributed to its underperformance compared to the S&P 500. Strong inflows into index mutual funds by investors seeking to replicate the performance of the S&P 500 and an influx of foreign investment into U.S. blue chip companies favored large- over mid-capitalization companies during the past year. Technology stocks were affected by the Asian slowdown and the energy sector was impacted by the sharp decline in the price of oil. The Fund's performance benefited from portfolio holdings of several large-capitalization U.S. companies, including Pfizer, Home Depot, Coca Cola and General Electric.
   The Fund's outperformance of the Lipper Growth and Income Average can be attributed in part to its high level of foreign holdings -- approximately 25% of the portfolio.The German software company SAP, which more than doubled the performance of the Lipper index during the past 12 months, was the Fund's largest holding and strongest performer.
   We believe that the Fund's exposure to foreign stocks will continue to enhance performance and help to maintain a diversified portfolio in the coming year. We expect to preserve the current level of foreign holdings and to invest in foreign companies with superior growth profiles. The Fund will continue to focus on U.S. companies in the health care and technology sectors. While the technology sector may be impacted in the near term by the slow-down in Asia, we believe that this sector will remain among the key growth areas in the world economy and provide strong returns over the next two to three years.


BOSTON 1784 GROWTH AND INCOME FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 GROWTH AND INCOME FUND VERSUS THE S&P 500 COMPOSITE INDEX AND THE LIPPER GROWTH AND INCOME AVERAGE

ONE YEAR RETURN                            26.71%
ANNUALIZED 3 YEAR RETURN                   23.73%
ANNUALIZED INCEPTION TO DATE               18.90%


[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                             6/30/93        5/94           5/95             5/96               5/97               5/98
------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH
AND INCOME FUND              $10,000      $10,854        $12,709          $16,054            $18,997            $24,070

S&P 500 COMPOSITE INDEX       10,000       10,395         12,489           16,039             20,754             27,121

LEHMAN GROWTH &
INCOME AVERAGE                10,000       10,476         12,010           15,098             18,603             23,342

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

================================================================================


BOSTON 1784 GROWTH FUND
The objective of Boston 1784 Growth Fund is to provide investors with capital appreciation. Dividend income, if any, is incidental to this goal. The Fund is a diversified portfolio invested primarily in stocks of small- and mid-capitalization companies.
   During the past 12 months, the Fund's net assets decreased to $257.5 million from $261.5 million on June 1, 1997.
   For the year ended May 31, 1998, the Fund had a total return of 12.64%, compared with returns of 21.25% for the Russell 2000 Index (the "Index") and 25.86% for the Lipper Growth Funds Average for the same period. In the next fiscal year, the Fund will change its category from the Lipper Growth Funds Average, which is weighted heavily toward large-capitalization companies, to the Lipper Mid-Cap Average, which more closely mirrors the composition of Boston 1784 Growth Fund. The Lipper Mid-Cap Average produced a 23.16% return for the twelve months ended May 31, 1998. The Fund's return reflects a waiver of certain fees and expenses (see Financial Highlights).
   The last 12 months saw the stocks of larger capitalization companies significantly outperform the stocks of small capitalization companies, as demonstrated by the 30.68% return for the Standard & Poor's 500 Composite Index compared with the 21.25% return for the Index for the twelve months ended May 31, 1998. The Fund's underperformance of the Index was primarily due to the Fund's underweighting in the financial sector compared to the Index, and its overweighting in the technology and energy sectors.
   While domestic investments underperformed the Index, the Fund's investments in foreign securities generally helped to bolster returns. As of May 31, 1998, foreign securities represented approximately 25% of the Fund's assets. Returns were higher due to the aggregate performance of these securities, led by SAP in Germany, Rentokil in the United Kingdom, and Telepizza in Spain.
   As a result of the decline in oil prices, we have lessened the Fund's exposure to the energy sector and, in the year ahead, expect to maintain this position until prices stabilize. In addition, while technology companies may feel some residual effect from the Asian crisis, we continue to believe that the technology industry will remain one of the key growth engines in the world economy. Therefore, we intend to maintain the Fund's overweighted position in technology stocks, as well as the health care sector. We also expect that the Fund will maintain a significant exposure to European markets. Many European growth companies sell for more attractive valuations than similar U.S. companies. Many of these companies also operate in economies that are emerging from four years of recession. They are generally generating stronger earnings than U.S. companies, which have already benefited from an exceptional period of economic expansion.



BOSTON 1784 GROWTH FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 GROWTH FUND VERSUS THE RUSSELL 2000 INDEX AND THE LIPPER GROWTH FUNDS AVERAGE

ONE YEAR RETURN                    12.64%
ANNUALIZED 3 YEAR RETURN           15.99%
ANNUALIZED INCEPTION TO DATE       38.08%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                                   3/31/96        5/96           5/97             5/98
----------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND            $10,000      $11,270        $12,258          $13,807

RUSSELL 2000 INDEX                  10,000       10,950         11,713           14,201

LIPPER GROWTH FUNDS AVERAGE         10,000       10,596         12,545           15,789

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                               BOSTON 1784 FUNDS


================================================================================

BOSTON 1784 INTERNATIONAL
EQUITY FUND
The objective of Boston 1784 International Equity Fund is to provide investors with long-term growth of capital. Dividend income, if any, is incidental to this goal.
   Since June 1, 1997, the Fund's net assets have declined from $503 million to $469.8 million. For the year ended May 31, 1998, the Fund had a total return of 6.19%, compared to returns of 11.12% for the Morgan Stanley MSCI EAFE Index and 14.17% for the Lipper International Funds Average for the same period. The Fund's return reflects a waiver of certain fees and expenses (see Financial Highlights).
   During the last 12 months, the international markets have provided volatile returns for U.S. investors. Following a relatively strong start in June 1997, investors became increasingly focused on the developing financial difficulties of some Asian economies. A currency crisis in Thailand triggered an investor retreat from the Pacific region, followed by a more general concern about the prospects for continued global economic growth. The U.S. market was favored in the "flight to safety," placing additional pressure on international equity prices. As 1998 began, these concerns were eventually pushed aside by the impact of declining European interest rates as monetary union approached. The returns from the European markets generally exceeded the U.S. averages for this period. Positions in the Netherlands, Italy and Portugal made a major contribution to the Fund's performance. Although the Fund maintained a lower-than-average position in Japan, investments in that country reduced overall performance.
   As projected, the United Kingdom market moved ahead strongly during the year. However, rising interest rates and a strong currency have hampered exports in recent months, causing the market to lag its more ebullient European neighbors. U.K. share prices have responded to declining interest rates, as European Community economic policies converge, and should now be supported by corporate restructuring and earnings growth.
   As of May 31, 1998, the Fund was invested in 22 countries with positions in about 100 companies. A number of smaller emerging market positions were eliminated during the year and somewhat larger positions were taken in established European markets. However, a high level of diversification, both by industry and country, has been maintained.
   We continue to emphasize the longer-term growth prospects for each portfolio company and establish our own estimate of the real value of the company's shares. As noted, most portfolio changes occurred in the more volatile markets of less developed economies. As of May 31, 1998, 92% of the Fund was invested in established markets and major companies that have opportunities in the growing economies of Latin America.



BOSTON 1784 INTERNATIONAL EQUITY FUND

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN BOSTON 1784 INTERNATIONAL EQUITY FUND VERSUS THE MORGAN STANLEY MSCI EAFE INDEX AND THE LIPPER INTERNATIONAL FUNDS AVERAGE

ONE YEAR RETURN                       6.19%
ANNUALIZED 3 YEAR RETURN             11.94%
ANNUALIZED INCEPTION TO DATE         11.75%

[LINE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]


                                         1/31/95        5/95           5/96             5/97               5/98
-----------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL
EQUITY FUND                              $10,000      $11,040        $13,146          $14,583            $15,486

MORGAN STANLEY EAFE INDEX                 10,000       10,842         12,021           12,928             14,365

LIPPER INTERNATIONAL
FUNDS AVERAGE                             10,000       10,769         12,375           13,866             15,831

PAST PERFORMANCE OF THE FUND IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

GENERAL OBLIGATION BONDS                                  9%
CASH EQUIVALENTS                                         10%
BOND ANTICIPATION NOTES                                   7%
TAX-EXEMPT COMMERCIAL PAPER                               3%
OTHER REVENUE BONDS                                      12%
HOUSING BONDS                                             3%
INDUSTRIAL DEVELOPEMENT
& POLLUTION CONTROL BONDS                                20%
HEALTH CARE BONDS                                        13%
EDUCATION BONDS                                           5%
PUBLIC FACILITY BONDS                                     2%
TRANSPORTATION BONDS                                      1%
WATER & SEWER BONDS                                       3%
UTILITY BONDS                                            12%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 90.3%
  ARIZONA -- 1.9%
   Pima County, Industrial
      Development Authority RB (A)
       3.850%, 06/03/98            $19,000  $   19,000
                                            ----------
  CALIFORNIA -- 1.2%
   Orange County Apartment
      Development RB, LOC (B)
       4.350%, 08/15/98             12,090      12,110
                                            ----------
  COLORADO -- 2.7%
   Colorado State Health Facility
      Authority RB, LOC (A)
       3.900%, 06/03/98             27,550      27,550
                                            ----------
  CONNECTICUT -- 0.7%
   Clipper Connecticut Tax-Exempt
      Trust, Series 1995-1 (A) (B)
       3.870%, 06/05/98              7,340       7,341
                                            ----------
  DELAWARE -- 2.1%
   Delaware State Health Facility
      Authority RB, LOC (A)
       3.900%, 06/03/98             21,600      21,600
                                            ----------




------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  DISTRICT OF COLUMBIA -- 2.1%
   District of Columbia TRAN, LOC
       4.500%, 09/30/98            $14,000  $   14,028
   District of Columbia TRAN,
      Series C, LOC
       5.000%, 09/30/98              7,000       7,026
                                            ----------
                                                21,054
                                            ----------
  FLORIDA -- 4.6%
   Hillsborough County, Utility RB,
      Tampa Electric Project,
      LOC (A) (B)
       4.000%, 06/01/98             10,000      10,000
   Tampa, Capital Import
      Program RB, LOC (A)
       8.375%, 10/02/98             35,910      36,463
                                            ----------
                                                46,463
                                            ----------
  GEORGIA -- 2.9%
   Georgia State Municipal Electric
      Authority RB, LOC (A)
       3.850%, 06/03/98             21,800      21,800
   Georgia State Municipal Electric
      Authority RB, Series B, LOC (A) (B)
       3.850%, 06/03/98              7,000       7,000
                                            ----------
                                                28,800
                                            ----------
  HAWAII -- 0.7%
   Hawaii State GO, FGIC
       4.250%, 10/01/98              6,750       6,760
                                            ----------
  ILLINOIS -- 9.6%
   Chicago GO, LOC (A) (B)
       3.550%, 01/31/99             24,800      24,800
       3.550%, 02/04/99             30,000      30,000
   Chicago, Multi-Family Housing
      RB, Waveland Associates
      Project C, LOC (A) (B)
       3.800%, 06/03/98             10,000      10,000
   Illinois State Development
      Finance Authority RB,
      Chicago Symphony
      Project, GOA (A)
       3.800%, 06/03/98             26,000      26,000

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  ILLINOIS (CONTINUED)
   Illinois State Educational Facility
      Authority RB, Shedd Aquarium
      Society Project, Series B,
      LOC (A) (B)
       3.850%, 07/23/98          $   6,000  $    6,000
                                            ----------
                                                96,800
                                            ----------
  INDIANA -- 1.0%
   Indiana State, GO
       4.000%, 06/03/98             10,000      10,025
                                            ----------
  IOWA -- 2.1%
   Iowa State School Cash
      Anticipation Warrants,
      Series B, FSA
       4.250%, 01/28/99              5,200       5,223
   Polk County, Iowa Catholic
      Health Center RB, Series B (A)
       3.900%, 06/03/98             16,000      16,000
                                            ----------
                                                21,223
                                            ----------
  KENTUCKY -- 0.4%
   Boone County, Pollution Control
      RB, Cincinnati Gas & Electric
      Project, LOC (A) (B)
       3.900%, 06/01/98              4,100       4,100
                                            ----------
  LOUISIANA -- 8.0%
   Ascension Parish, Pollution
      Control RB, Shell Oil Project,
      LOC (A) (B)
       3.800%, 06/03/98              9,500       9,500
   De Soto Parish, Pollution
      Control RB, Central Louisiana
      Electric Company Project,
      Series B, LOC (A)
       3.850%, 06/03/98             10,000      10,000
   Louisiana State Offshore
      Terminal Authority RB,
      Deepwater Port Project,
      LOC (A) (B)
       3.950%, 06/01/98             15,300      15,300


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Louisiana State Public Facilities
      Authority RB, Willis Knighton
      Medical Center, LOC (A) (B)
       3.900%, 06/03/98            $27,000  $   27,000
   Plaquemines, Port Facilities RB,
      International Marine Terminal
      Project, Series B (A) (B)
       3.600%, 03/15/99             10,900      10,900
   Rapides Parish, Pollution Control
      RB, Central Louisiana Electric
      Company Project, LOC (A) (B)
       3.850%, 06/03/98              8,150       8,150
                                            ----------
                                                80,850
                                            ----------
  MAINE -- 1.8%
   Jay, Pollution Control RB, Solid
      Waste Disposal Project,
      AMT (A) (B)
       4.200%, 06/01/98             18,000      18,000
                                            ----------
  MASSACHUSETTS -- 7.4%
   Massachusetts State Health &
      Educational Facilities
      Authority RB, FSA (A)
       3.750%, 06/03/98             10,000      10,000
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Harvard University Issue,
      Series Q-1, LOC (A) (B)
       3.600%, 06/04/98              8,000       8,000
   Massachusetts State Health &
      Educational Facilities Authority
      RB, MBIA (A)
       3.750%, 06/03/98              8,000       8,000
   Massachusetts State Housing
      Finance Authority RB, Family
      Housing Project A, FNMA (A)
       3.650%, 06/03/98              3,700       3,700
   Massachusetts State Industrial
      Finance Agency RB
       3.850%, 10/01/98              2,500       2,500
   Massachusetts State Industrial
      Finance Agency RB, Buckingham
      Brown Issue, LOC (A) (B)
       3.700%, 06/04/98              6,000       6,000

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================
BOSTON 1784 TAX-FREE MONEY MARKET FUND (CONTINUED)

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MASSACHUSETTS (CONTINUED)
   Massachusetts State Industrial
      Finance Agency RB, Eastern
      Nazarene College (A)
       3.600%, 06/04/98          $   1,735  $    1,735
   Massachusetts State Water
      Resource Authority RB,
      Series A, AMBAC (A)
       3.750%, 06/03/98             19,100      19,100
   Springfield BAN
       4.250%, 11/20/98             13,000      13,024
   Springfield GO, FSA
       4.500%, 09/01/98              2,440       2,444
                                            ----------
                                                74,503
                                            ----------
  MICHIGAN -- 1.0%
   Grand Rapids, Economic
      Development RB, Amway
      Hotel Project, Series A,
      LOC (A) (B)
       3.800%, 06/03/98              9,800       9,800
                                            ----------
  MINNESOTA -- 0.5%
   Minnesota State School
      District COP, Series B
       3.850%, 09/03/98              5,000       5,000
                                            ----------
  MISSISSIPPI -- 2.2%
   Jackson County, Pollution
      Control Authority RB,
      Chevron USA Project,
      LOC (A) (B)
       3.950%, 06/01/98             21,950      21,950
                                            ----------
  MISSOURI -- 3.6%
   Kansas City, Industrial
      Development Authority
      RB, MBIA (A) (B)
       3.950%, 06/01/98              7,200       7,200
   Kansas City, Industrial
      Development Authority
      RB, Resh Health Services
      System Project, MBIA (A) (B)
       3.950%, 06/01/98              4,800       4,800


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Missouri State Health &
      Educational Facilities
      Authority RB, Christian
      Health Services, Series B,
      LOC (A) (B)
       3.850%, 06/03/98            $ 6,150  $    6,150
   Missouri State Import & Energy
      Resources Authority RB,
      Pollution Control Resources,
      LOC (A)
       3.792%, 06/01/98             18,000      18,000
                                            ----------
                                                36,150
                                            ----------
  NEW HAMPSHIRE -- 3.1%
   New Hampshire State Health
      & Higher Education Facilities
      Authority RB, Mary Hitchcock
      Project, Series 85D,
      FGIC (A) (B)
       3.850%, 06/03/98             12,600      12,600
   New Hampshire State Health
      & Higher Education Facilities
      Authority RB, Mary Hitchcock
      Project, Series 85H,
      FGIC (A) (B)
       3.850%, 06/03/98              9,600       9,600
   New Hampshire State Health
      & Higher Education Facilities
      Authority RB, St. Paul's School
      Project, LOC (A) (B)
       3.850%, 06/04/98              3,200       3,200
   New Hampshire State Health &
      Higher Education Facilities
      Authority RB, Veterans Hospital
      Administration, New England
      Project, Series C, AMBAC (A) (B)
       3.800%, 06/03/98              4,000       4,000
   New Hampshire State Health &
      Higher Education Facilities
      Authority RB, Veterans Hospital
      Administration, New England
      Project, Series F, AMBAC (A) (B)
       3.800%, 06/03/98              2,000       2,000
                                            ----------
                                                31,400
                                            ----------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  NEW JERSEY -- 3.0%
   Essex County BAN, Series A
       4.250%, 08/07/98            $ 8,120  $    8,124
   Pleasantville, School District GO
       4.250%, 08/28/98             22,500      22,520
                                            ----------
                                                30,644
                                            ----------
  NEW YORK -- 12.4%
   Erie County RAN, LOC
       4.500%, 10/29/98              9,000       9,024
   Long Island Power Authority RB,
      Sub-Series 5, LOC (A)
       3.950%, 06/01/98             20,000      20,000
   New York State Local Government
      Assistance Corporation RB,
      LOC (A) (B)
       3.850%, 06/03/98             23,370      23,370
   New York State Local Government
       Assistance Corporation RB,
      Series B, LOC (A) (B)
       3.850%, 06/03/98             22,900      22,900
   New York State Municipal Water
      Finance Authority RB, Series G,
      FGIC (A) (B)
       3.950%, 06/01/98             24,400      24,400
   New York State Power
      Authority TECP
       3.700%, 09/09/98             25,000      25,000
                                            ----------
                                               124,694
                                            ----------
  OHIO -- 1.1%
   Columbus, Sewer Authority
      RB (A) (B)
       3.750%, 06/04/98             11,600      11,600
                                            ----------
  OKLAHOMA -- 1.0%
   Oklahoma State Water
      Resources RB, Saint Loan
      Program, LOC (A) (B)
       3.550%, 09/01/98             10,000      10,000
                                            ----------
  PUERTO RICO -- 1.1%
   Puerto Rico Commonwealth
      Highway & Transportation RB,
      Series A, LOC (A) (B)
       3.750%, 06/03/98             11,000      11,000
                                            ----------


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  RHODE ISLAND -- 0.5%
   Rhode Island State Resource
      Recovery RB, Series A
       4.250%, 07/31/98           $  5,000  $    5,002
                                            ----------
  TEXAS -- 3.2%
   Brazos, Industrial Development
      RB, Badische Corporate Port
      Authority, LOC (A) (B)
       3.800%, 06/01/98              6,300       6,300
   Harris County, Toll Road RB,
      Series F, LOC (A) (B)
       3.750%, 06/03/98              5,500       5,500
   Texas State TRAN, Series A
       4.750%, 08/31/98             20,000      20,044
                                            ----------
                                                31,844
                                            ----------
  VERMONT -- 0.6%
   Vermont State Health &
      Educational Facilities Authority
      RB, Series D, AMBAC (A) (B)
       3.800%, 06/03/98              5,900       5,900
                                            ----------
  WASHINGTON -- 4.1%
   Port Anacortes, Industrial
      Development Authority RB,
      Texaco Project
       3.650%, 06/11/98             25,000      25,000
   Washington State Health Care
      Facilities Authority RB, Sisters
      of Providence Project,
      Series C, LOC (A) (B)
       3.950%, 06/01/98             16,700      16,700
                                            ----------
                                                41,700
                                            ----------
  WISCONSIN -- 1.2%
   Milwaukee, Technical College
      District GO, Series A
       4.700%, 06/01/98              3,255       3,255
   Pleasant Prairie, Industrial
      Development Authority RB,
      Wisconsin Electric Power
      Project, LOC (A) (B)
       3.950%, 06/04/98              9,000       9,000
                                            ----------
                                                12,255
                                            ----------

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-FREE MONEY MARKET FUND (CONCLUDED)

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  WYOMING -- 2.5%
   Uinta County, Pollution Control
      RB, Chevron USA Project,
      LOC (A) (B)
       3.950%, 06/01/98            $25,050  $   25,050
                                            ----------
TOTAL MUNICIPAL BONDS
   (Cost $910,168)                             910,168
                                            ----------
TAX-EXEMPT MUNICIPAL TRUST
  CERTIFICATES -- 2.2%
   Koch Financial Corporation,
      Series 1997-2, Class A-1
       3.900%, 10/06/98              5,691       5,691
   Koch Financial Corporation,
      Series 1998-1, Class A-1
       3.700%, 05/06/03             16,862      16,862
                                            ----------
TOTAL TAX-EXEMPT MUNICIPAL
   TRUST CERTIFICATES
   (Cost $22,553)                               22,553
                                            ----------
CASH EQUIVALENTS -- 2.9%
   Clipper Blue Tax-Exempt Trust,
      Series 1995-1, Class A (A) (B)
       4.270%, 06/05/98              2,227       2,227
   Clipper Blue Tax-Exempt Trust,
      Series 1995-2 (A) (B)
       4.270%, 06/05/98              3,334       3,334
   Clipper Tax-Exempt Trust,
      Series A (A) (B)
       3.970%, 06/05/98             23,698      23,698
                                            ----------
TOTAL CASH EQUIVALENTS
   (Cost $29,259)                               29,259
                                            ----------
REPURCHASE AGREEMENT -- 6.9%
   Paine Webber
      5.550%, dated 05/29/98, matures
      06/01/98, repurchase price
      $69,303,880 (collateralized by
      U.S. Treasury Instruments:
      total market value
      $70,664,248)                  69,272      69,272
                                            ----------
TOTAL REPURCHASE AGREEMENT
   (Cost $69,272)                               69,272
                                            ----------


-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
TOTAL INVESTMENTS -- 102.3%
   (Cost $1,031,252)                        $1,031,252
                                            ----------
OTHER ASSETS AND LIABILITIES,
   NET -- (2.3%)                               (23,528)
                                            ----------
NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 1,007,860,867
   outstanding shares of
   beneficial interest                       1,007,861
Accumulated net realized loss
   on investments                                 (137)
                                            ----------
TOTAL NET ASSETS -- 100.0%                  $1,007,724
                                            ==========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                    $1.00
                                            ==========

(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(B) PUT, DEMAND OR PRE-REFUND FEATURE EXISTS REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY. THE DATE SHOWN IS THE PUT, DEMAND OR PRE-REFUND DATE.
AMT--ALTERNATIVE MINIMUM TAX
BAN--BOND ANTICIPATION NOTE
COP--CERTIFICATE OF PARTICIPATION
GO--GENERAL OBLIGATION
LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
RAN--REVENUE ANTICIPATION NOTE
RB--REVENUE BOND
TECP--TAX EXEMPT COMMERCIAL PAPER
TRAN--TAX AND REVENUE ANTICIPATION NOTE THE FOLLOWING ORGANIZATIONS HAVE
      PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA--FINANCIAL SECURITY ASSURANCE
GOA--GENERAL OBLIGATION OF AUTHORITY
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS
AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

U.S. GOVERNMENT AGENCY OBLIGATIONS                                 32%
CASH EQUIVALENTS                                                   51%
U.S. TREASURY OBLIGATIONS                                          17%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 16.1%
   U.S. Treasury Bills (A)
       5.146%, 09/17/98          $   5,000  $    4,924
       5.198%, 10/15/98              5,000       4,904
       5.267%, 11/27/98              8,000       7,796
   U.S. Treasury Notes
       5.250%, 07/31/98              2,500       2,499
       6.250%, 07/31/98             12,150      12,163
       6.125%, 08/31/98              9,000       9,010
       5.625%, 11/30/98              5,000       5,005
       5.875%, 01/31/99              5,000       5,014
       6.250%, 03/31/99              8,500       8,548
                                            ----------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $59,863)                               59,863
                                            ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 30.6%
   Federal Home Loan Bank
       5.835%, 12/17/98              2,350       2,349
   Federal Home Loan Bank (B)
       5.590%, 06/02/98              3,000       2,999
   Federal Home Loan Mortgage
      Corporation (A)
       5.482%, 06/12/98              5,000       4,992
       5.452%, 06/18/98              2,500       2,494


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
       5.432%, 06/19/98          $   1,500  $    1,496
       5.436%, 06/23/98              5,000       4,983
       5.461%, 06/26/98              5,000       4,981
       5.466%, 07/30/98              2,500       2,478
   Federal National Mortgage
      Association
       5.350%, 07/16/98              1,000       1,000
   Federal National Mortgage
      Association (A)
       5.461%, 06/10/98              5,000       4,993
       5.470%, 06/10/98              5,000       4,993
       5.493%, 06/11/98              5,000       4,993
       5.460%, 06/30/98              3,000       2,987
       5.481%, 07/17/98              5,000       4,965
       5.479%, 07/23/98              3,000       2,977
       5.476%, 07/24/98              5,000       4,960
       5.483%, 07/27/98              3,403       3,374
       5.485%, 07/30/98              3,000       2,973
       5.496%, 09/24/98              5,000       4,914
       5.501%, 09/24/98              2,500       2,457
       5.482%, 10/13/98              2,498       2,448
       5.483%, 10/13/98              7,000       6,861
       5.498%, 12/30/98              3,700       3,585
   Federal National Mortgage
      Association (B)
       5.322%, 06/14/98              1,850       1,849
   Student Loan Marketing
      Association (B)
       5.345%, 06/02/98             14,373      14,370
       5.355%, 06/02/98             11,600      11,595
       5.427%, 06/02/98              1,100       1,100
                                            ----------
TOTAL U.S. GOVERNMENT
   AGENCY OBLIGATIONS
   (Cost $114,166)                             114,166
                                            ----------

REPURCHASE AGREEMENTS -- 50.5%
   Dean Witter
      5.530%, dated 05/29/98, matures
      06/01/98, repurchase price
      $40,018,433 (collateralized by
      U.S. Treasury Instruments:
      total market value
      $40,800,064) (C)              40,000      40,000

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
======================================================

BOSTON 1784 U.S. TREASURY MONEY MARKET FUND (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   First Boston
      5.500%, dated 05/29/98, matures
      06/01/98, repurchase price
      $14,006,417 (collateralized
      by U.S. Treasury Bonds:
      total market value
      $14,088,245) (C)             $14,000    $ 14,000
   Greenwich Capital
      5.550%, dated 05/29/98, matures
      06/01/98, repurchase price
      $40,018,500 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $40,774,550) (C)              40,000      40,000
   Hong Kong Shanghai Bank
      5.520%, dated 05/29/98, matures
      06/01/98, repurchase price
      $14,006,440 (collateralized by
      a U.S. Treasury Bond: total
      market value $14,247,608) (C) 14,000      14,000
   J. P. Morgan
      5.570%, dated 05/29/98, matures
      06/01/98, repurchase price
      $40,365,936 (collateralized by
      U.S. Treasury Instruments:
      total market value
      $41,165,309) (C)              40,347      40,347
   Prudential Securities
      5.570%, dated 05/29/98, matures
      06/01/98, repurchase price
      $40,018,567 (collateralized by
      U.S. Treasury Instruments:
      total market value
      $40,799,006) (C)              40,000      40,000
                                              --------
TOTAL REPURCHASE AGREEMENTS
   (Cost $188,347)                             188,347
                                              --------
TOTAL INVESTMENTS -- 97.2%
   (Cost $362,376)                             362,376
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 2.8%                                  10,281
                                              --------



------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited
   authorization -- no par
   value) based on 372,641,460
   outstanding shares of
   beneficial interest                        $372,641
Accumulated net realized
   gain on investments                               5
Undistributed net investment income                 11
                                              --------
TOTAL NET ASSETS -- 100.0%                    $372,657
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                    $1.00
                                              ========

(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 1998.
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(C) TRI-PARTY REPURCHASE AGREEMENT


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

CASH EQUIVALENTS                                           23%
CERTIFICATES OF DEPOSIT                                     3%
COMMERCIAL PAPER                                           52%
CORPORATE BONDS                                             2%
TAXABLE MUNICIPAL BONDS                                    16%
U.S. GOVERNMENT AGENCY OBLIGATIONS                          4%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
COMMERCIAL PAPER -- 51.5%
  BANKS -- 6.2%
   Abbey National Bank (A)
       5.613%, 10/20/98             $4,000    $  3,914
   Credit Suisse First Boston (A)
       5.617%, 07/15/98              4,000       3,973
                                              --------
                                                 7,887
                                              --------
  FINANCIAL SERVICES -- 36.4%
   Alpine Securitization (A)
       5.541%, 06/05/98              1,244       1,243
       5.581%, 07/15/98              3,000       2,980
   Banc One (A)
       5.556%, 06/02/98              4,000       3,999
   Bankers Trust Alex Brown
      Holdings Funding (A)
       5.632%, 10/22/98              4,000       3,913
   Barton Capital (A)
       5.554%, 06/19/98              4,000       3,989
   Centric Capital (A)
       5.578%, 07/10/98              3,500       3,479
   Greenwich Funding (A)
       5.500%, 07/15/98              4,000       3,973


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   J.P. Morgan (A)
       5.645%, 11/16/98             $4,000    $  3,898
   Merrill Lynch (A)
       5.536%, 06/19/98              4,000       3,989
   Prudential Funding (A)
       5.653%, 06/01/98              5,000       5,000
   UBS Finance (A)
       5.643%, 06/01/98              5,000       5,000
   Woodstreet Funding (A)
       5.653%, 06/01/98              5,000       5,000
                                              --------
                                                46,463
                                              --------
  MUNICIPALS -- 8.9%
   Dekalb County, Georgia,
      Emory University
       5.650%, 07/08/98              4,200       4,200
   Lower Colorado River Authority
       5.630%, 06/30/98              2,000       2,000
   New York City, New York
       5.630%, 07/02/98              1,000       1,000
       5.650%, 07/08/98              1,600       1,600
   Saint Paul, Minnesota GO
       5.720%, 08/14/98              2,500       2,500
                                              --------
                                                11,300
                                              --------
TOTAL COMMERCIAL PAPER
   (Cost $65,650)                               65,650
                                              --------

CORPORATE BONDS -- 1.8%
   First Chicago National Bank
       6.050%, 11/04/98              1,663       1,665
   General Electric Capital, MTN
       6.430%, 08/24/98                650         651
                                              --------
TOTAL CORPORATE BONDS
   (Cost $2,316)                                 2,316
                                              --------

U.S. GOVERNMENT AGENCY OBLIGATION -- 3.9%
   Federal Home Loan Bank
       5.835%, 12/17/98              5,000       4,998
                                              --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
   (Cost $4,998)                                 4,998
                                              --------

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 PRIME MONEY MARKET FUND (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
TAXABLE MUNICIPAL BONDS -- 16.0%
   Barton Healthcare LLC (B)
       5.700%, 06/03/98            $ 1,000    $  1,000
   Catholic Health Initiatives (B)
       5.600%, 06/03/98              1,000       1,000
   Community Health System,
      LOC (B)
       5.850%, 06/03/98              1,050       1,050
   Kit Carson County, Colorado,
      Agricultural Development
      RB, LOC (B)
       5.750%, 06/03/98              2,000       2,000
   Los Angeles, California,
      Community Redevelopment
      Agency Taxable RB, FSA (B)
       5.650%, 06/03/98              5,000       5,000
   Maryland State Health & Higher
      Education Facilities RB,
      Series B, LOC (B)
       5.750%, 06/03/98              2,300       2,300
   Maryland State Health & Higher
      Education RB, LOC (B)
       5.700%, 06/04/98              4,100       4,100
   Olathe, Kansas, Industrial
      RB, LOC (B)
       5.600%, 06/04/98              4,000       4,000
                                              --------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $20,450)                               20,450
                                              --------

CERTIFICATE OF DEPOSIT -- 3.2%
   Societe Generale
       5.765%, 04/19/99              4,000       4,000
                                              --------
TOTAL CERTIFICATE OF DEPOSIT
   (Cost $4,000)                                 4,000
                                              --------

REPURCHASE AGREEMENTS -- 23.3%
   J. P. Morgan
      5.570%, dated 05/29/98, matures
      06/01/98, repurchase price
      $14,760,878 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $15,046,630) (C)              14,754      14,754


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Prudential Securities
      5.570%, dated 05/29/98, matures
      06/01/98, repurchase price
      $15,006,962 (collateralized by
      U.S. Treasury Instruments:
      total market value
      $15,308,170) (C)             $15,000    $ 15,000
                                              --------
TOTAL REPURCHASE AGREEMENTS
   (Cost $29,754)                               29,754
                                              --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $127,168)                             127,168
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                     420
                                              --------

NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 127,594,411 outstanding
   shares of beneficial interest               127,594
Accumulated net realized loss
   on investments                                   (6)
                                              --------
TOTAL NET ASSETS -- 100.0%                    $127,588
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                    $1.00
                                              ========

(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 1998.
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(C) TRI-PARTY REPURCHASE AGREEMENT
GO--GENERAL OBLIGATION
LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
MTN--MEDIUM TERM NOTE
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS.
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FSA--FINANCIAL SECURITY ASSURANCE

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS
AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

TAXABLE MUNICIPAL BONDS                                                6%
ASSET-BACKED SECURITIES                                               21%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS                            3%
U.S. GOVERNMENT AGENCY OBLIGATIONS                                     4%
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS                                 6%
CORPORATE OBLIGATIONS                                                 40%
U.S. TREASURY OBLIGATIONS                                             16%
CASH EQUIVALENTS                                                       4%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.7%
   U.S. Treasury Bond
       5.500%, 03/31/03          $   2,000    $  1,994
   U.S. Treasury Notes
       7.125%, 10/15/98              1,000       1,007
       5.875%, 01/31/99              1,000       1,002
       7.750%, 11/30/99              4,000       4,125
       7.125%, 02/29/00              1,200       1,231
       6.750%, 04/30/00              3,000       3,064
       5.750%, 11/15/00                165         166
       5.625%, 11/30/00              5,000       5,010
       6.375%, 09/30/01             11,000      11,255
       6.625%, 03/31/02              2,000       2,070
                                              --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $30,762)                               30,924
                                              --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.3%
   Federal Home Loan Mortgage Corporation
       6.375%, 12/23/03              1,100       1,094
   Federal National Mortgage Association
       5.625%, 03/15/01              5,500       5,493
       5.750%, 04/15/03              2,000       1,998
                                              --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $8,535)                                 8,585
                                              --------


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-
  BACKED OBLIGATIONS -- 3.4%
   Federal Deposit Insurance
      Corporation, REMIC
       6.750%, 07/25/26             $1,342    $  1,348
   Federal Home Loan Mortgage
      Corporation
       8.000%, 01/01/02                267         274
   Federal Home Loan Mortgage
      Corporation, REMIC
       6.500%, 09/15/07              2,283       2,295
       7.250%, 04/25/24                401         402
   Federal National Mortgage
      Association
       8.500%, 07/01/98                110         114
   Federal National Mortgage
      Association, REMIC
       8.950%, 05/25/03                800         825
       5.500%, 04/25/04              1,382       1,378
                                              --------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $6,600)                                 6,636
                                              --------

TAXABLE MUNICIPAL BONDS -- 6.3%
   Carondelet, California, Health
      Systems RB, Daniel Freeman
      Hospitals, MBIA
       6.250%, 07/01/01              4,000       4,020
   Jacksonville, Florida, Health
      Facilities Authority RB, National
      Benevolent Project, Series B (A)
       6.510%, 10/01/98              1,565       1,565
   New York State Dormitory
      Authority RB
       6.550%, 04/01/00              2,500       2,519
   New York State Mortgage
      Agency RB
       5.930%, 10/01/98              2,000       2,014
   Pennsylvania State Housing
      Finance Agency RB, FHA
       7.000%, 10/01/06              2,265       2,375
                                              --------
TOTAL TAXABLE MUNICIPAL BONDS
   (Cost $12,328)                               12,493
                                              --------

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 SHORT-TERM INCOME FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
ASSET-BACKED SECURITIES -- 20.4%
   Auto Leasing Investors,
      Series 1997, Class A-2
       5.926%, 08/14/00             $5,000    $  5,002
   Centrex Auto Trust,
      Series 1996-A, Class A
       6.750%, 10/15/04              1,138       1,161
   Chase Manhattan Auto
      Owners Trust, Series 1997-B,
      Class A-3
       6.350%, 02/15/01              5,000       5,025
   Discover Card Master Trust,
      Series 1993-2, Class B
       5.750%, 11/16/01              5,000       4,991
   Firstplus Home Improvement
      Loan Trust, Series 1996-3,
      Class A2
       6.850%, 09/20/07              1,218       1,225
   Fleetwood Credit Grantor Trust,
      Series 1995-B, Class A
       6.550%, 05/16/11                890         897
   General Motors Acceptance
      Corporation Grantor Trust,
      Series 1995-A, Class A
       7.150%, 03/15/00                102         103
   Green Tree Recreational,
      Equipment & Consumer
      Trust, Series 1996-A, Class A1
       5.550%, 02/15/18                478         477
   MS Auto Grantor Trust,
      Series 1995-1, Class A
       6.200%, 07/01/01                172         175
   PNC Student Loan Trust I,
      Series 1997-2, Class A-5
       6.530%, 01/25/03              5,000       5,105
   Reliance Auto Receivables,
      Series 1996-A, Class A
       6.100%, 07/15/02                923         926
   Sears Credit Account Master
      Trust, Series 1996-4, Class A
       6.450%, 10/15/06              1,000       1,012
   Standard Credit Card Master
      Trust, Series 1995-6-B
       6.900%, 06/07/98              4,000       4,001


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   University Support Services,
      Series 1993-A, Class B (A)
       8.030%, 08/20/08            $    66    $     68
   WFS Financial Owner Trust,
      Series 1997-C, Class A4
       6.150%, 09/20/02              5,000       5,016
   World Omni Automobile Lease
      Securitization Trust III,
      Series 1997-B, Class A-4
       6.200%, 11/25/03              5,000       5,035
                                              --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $39,959)                               40,219
                                              --------

NON-AGENCY MORTGAGE-
  BACKED OBLIGATIONS -- 5.6%
   Bankamerica Manufactured
      Contrast Trust III,
      Series 1997-2, Class A5
       6.390%, 12/10/12              5,500       5,536
   CIT RV Owners Trust,
      Series 1995-A, Class A
       6.250%, 01/15/11                340         342
   CoreStates Home Equity
      Loan Trust, Series 1996-1,
      Class A1
       6.200%, 04/15/04                192         194
   Crown Home Equity Loan
      Trust, Series 1996-1, Class A3
       6.810%, 06/25/11              2,000       2,041
   IMC Home Equity Loan Trust,
      Series 1996-1, Class A3
       6.030%, 09/25/10              1,500       1,508
   Prudential Home Mortgage
      Securities, Series 1993-31,
      Class A7
       6.000%, 08/25/00              1,350       1,344
                                              --------
TOTAL NON-AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $10,875)                               10,965
                                              --------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
CORPORATE OBLIGATIONS -- 39.0%
  FINANCIAL SERVICES -- 24.8%
   BankAmerica Capital III (A)
       6.226%, 01/15/27             $5,000    $  4,981
   Cigna, MTN
       7.900%, 12/14/98              1,000       1,010
   Equitable Companies
      Installment Bond
       6.750%, 12/01/00              1,080       1,088
   Finova Capital
       6.500%, 07/28/02              5,000       5,050
   First National Bank of
      Commerce, MTN
       6.500%, 01/14/00              5,000       5,037
   Ford Motor Credit
       6.000%, 01/14/03              5,000       4,975
   General Motors Acceptance
       7.875%, 03/07/01              2,000       2,090
       5.875%, 01/22/03              2,000       1,965
   General Motors
      Acceptance, MTN
       6.040%, 03/19/99              5,000       5,011
   Heller Financial
       6.460%, 10/27/00              5,000       5,019
   MBNA America Bank NA (A)
       5.750%, 09/09/99              5,000       5,004
   Nationsbank Capital
      Trust III, YB (A)
       6.206%, 01/15/27              2,500       2,466
   Smith Barney Holdings
       7.500%, 05/01/02              5,000       5,225
                                              --------
                                                48,921
                                              --------
  INDUSTRIAL -- 13.7%
   American General
       7.700%, 10/15/99              5,000       5,112
   Celulosa Arauco y
      Constitucion SA, YB
       7.250%, 06/11/98              5,000       5,000
   Comdisco, MTN
       6.470%, 09/30/98              5,000       5,007
   McKesson
       6.600%, 03/01/00              5,000       5,050


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Middletown Trust, YB
      10.875%, 07/15/98            $   720    $    724
   Sears Roebuck
       9.500%, 06/01/99              1,000       1,034
   Williams
       7.500%, 09/15/99              5,000       5,075
                                              --------
                                                27,002
                                              --------
  UTILITY -- 0.5%
   Narragansett Electric
       6.630%, 08/12/99              1,000       1,005
                                              --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $76,447)                               76,928
                                              --------

REPURCHASE AGREEMENT -- 4.1%
   Paine Webber
      5.550%, dated 05/29/98,
      matures 06/01/98,
      repurchase price
      $8,181,370 (collateralized
      by U.S. Treasury
      Instruments: total
      market value
      $8,346,371) (B)                8,178       8,178
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $8,178)                                 8,178
                                              --------
TOTAL INVESTMENTS -- 98.8%
   (Cost $193,684)                             194,928
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.2%                                   2,328
                                              --------

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 SHORT-TERM INCOME FUND (CONCLUDED)

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 19,548,307 outstanding
   shares of beneficial interest              $208,450
Distributions in excess of net
   investment income                                (9)
Accumulated net realized loss
   on investments                              (12,477)
Net unrealized appreciation
   on investments                                1,244
                                              --------
TOTAL NET ASSETS -- 100.0%                    $197,256
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.09
                                              ========


(A) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1998.
(B) TRI-PARTY REPURCHASE AGREEMENT
MTN--MEDIUM TERM NOTE
RB--REVENUE BOND
YB--YANKEE BOND THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT
    SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS.
FHA--FEDERAL HOUSING ADMINISTRATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

ASSET-BACKED SECURITIES                             5%
U.S. GOVERNMENT AGENCY OBLIGATIONS                  3%
CORPORATE OBLIGATIONS                              21%
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS              6%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS        13%
U.S. TREASURY OBLIGATIONS                          43%
YANKEE BONDS                                        4%
CASH EQUIVALENTS                                    5%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 42.5%
   U.S. Treasury Bonds
       7.875%, 02/15/21          $   6,460    $  8,044
       8.000%, 11/15/21              9,250      11,700
       6.000%, 02/15/26              6,700       6,809
       6.500%, 11/15/26              7,560       8,204
       6.125%, 11/15/27                500         523
   U.S. Treasury Notes
       5.875%, 01/31/99             12,550      12,577
       6.750%, 06/30/99              5,000       5,064
       6.000%, 08/15/99              5,990       6,022
       5.500%, 12/31/00             13,175      13,155
       6.625%, 06/30/01              5,000       5,146
       6.250%, 10/31/01             17,305      17,655
       5.875%, 09/30/02              8,000       8,083
       5.750%, 08/15/03              5,200       5,241
       5.625%, 02/15/06              6,000       5,994
       6.500%, 10/15/06             26,750      28,211
       6.125%, 08/15/07             23,846      24,630
                                              --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $166,009)                             167,058
                                              --------


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.1%
   Federal Home Loan
      Mortgage Corporation
       7.740%, 06/01/04          $   2,000    $  2,039
       8.530%, 02/02/05              5,000       5,222
   Federal National Mortgage
      Association
       5.625%, 03/15/01              4,000       3,995
       5.750%, 04/15/03              1,000         999
                                              --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $11,990)                               12,255
                                              --------

U.S. GOVERNMENT MORTGAGE-
  BACKED OBLIGATIONS -- 13.1%
   Federal Home Loan Mortgage
      Corporation
       7.750%, 09/01/05                761         793
   Federal Home Loan Mortgage
      Corporation, REMIC
       6.500%, 07/15/20              1,510       1,504
   Federal National Mortgage
      Association
       6.500%, 05/01/11              4,027       4,049
   Federal National Mortgage
      Association (A)
       6.000%, 07/25/13             17,000      16,803
   Federal National Mortgage
      Association, REMIC
       7.000%, 09/18/14              5,000       5,212
       6.000%, 12/25/16              2,541       2,444
   Government National
      Mortgage Association
       7.000%, 10/15/23              1,551       1,576
       8.000%, 06/15/25                231         241
       8.000%, 10/15/25                329         343
       8.000%, 01/15/26                139         145
       8.000%, 02/15/26                169         176
       7.500%, 04/15/26              4,020       4,143
       8.000%, 05/15/26                241         252
       7.000%, 06/15/26              6,004       6,121
       8.000%, 06/15/26                611         635
       7.500%, 02/15/27                 74          77
       8.000%, 03/15/27              1,573       1,636
       7.125%, 01/15/29              5,126       5,200
                                              --------

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 INCOME FUND (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS
   (Cost $49,588)                             $ 51,350
                                              --------

ASSET-BACKED SECURITIES -- 4.8%
   Fingerhut Master Trust,
       Series 1996-1, Class A
       6.450%, 02/20/02             $1,720       1,727
   First Deposit Master Trust,
      Series 1993-2, Class A
       5.750%, 06/15/01              1,000       1,000
   Fleetwood Credit Grantor Trust,
      Series 1995-B, Class A
       6.550%, 05/16/11              1,335       1,345
   Green Tree Financial,
      Series 1995-5, Class M1
       7.650%, 09/15/26              5,000       5,388
   Nomura Asset Securities,
      Series 1996-MD5, Class A1B
       7.120%, 04/13/36              5,000       5,269
   Premier Auto Trust,
      Series 1996-4, Class A3
       6.200%, 11/06/00              2,020       2,027
   Prime Credit Card Master Trust,
      Series 1992-2, Class A2
       7.450%, 11/15/02              1,430       1,469
   Standard Credit Card Master Trust,
      Series 1993-3, Class A
       5.500%, 02/07/00                500         499
                                              --------
TOTAL ASSET-BACKED SECURITIES
   (Cost $18,035)                               18,724
                                              --------

NON-AGENCY MORTGAGE-
  BACKED OBLIGATIONS -- 6.1%
   AFC Home Equity Loan Trust,
      Series 1996-3, Class 1A4
       7.540%, 12/25/27              4,999       5,147
   Equitable Life Assurance Society
      of the U.S., Series 174,
      Class A1 (B)
       7.240%, 05/15/06              5,000       5,290
   Merrill Lynch Mortgage Investors,
      Series 1989-H, Class B
      10.000%, 01/15/10              3,647       3,732


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Merrill Lynch Mortgage Investors,
      Series 1994-G, Class A3
       8.350%, 05/15/14             $5,000    $  5,568
   Oakwood Mortgage Investors,
      Series 1995-B, Class A3
       6.900%, 01/15/21              4,040       4,133
                                              --------
TOTAL NON-AGENCY MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $22,708)                               23,870
                                              --------

CORPORATE OBLIGATIONS -- 20.8%
  FINANCIAL SERVICES -- 9.3%
   Allstate
       6.750%, 06/15/03              1,000       1,011
   First Security
       6.875%, 11/15/06              5,000       5,150
   First Union, Mandatory
      Put @ 100 (C)
       6.550%, 10/15/05              9,000       9,259
   Fleet Mortgage Group
       6.500%, 09/15/99              3,400       3,418
   Merrill Lynch & Company
       7.000%, 01/15/07              5,000       5,250
   Safeco
       6.875%, 07/15/07              5,000       5,169
   Vesta Insurance Group
       8.750%, 07/15/25              3,855       4,554
   Xerox Credit, MTN (D)
       7.400%, 11/21/11              2,600       2,623
                                              --------
                                                36,434
                                              --------
  INDUSTRIAL -- 11.5%
   American Home Products
       7.700%, 02/15/00              5,960       6,139
   Baxter International
       6.625%, 02/15/28              3,000       2,977
   Burlington North
       9.250%, 10/01/06              5,070       5,976
   Diamond Shamrock,
      Mandatory Put @ 100 (C)
       7.650%, 07/01/06              8,000       8,700
   Fortune Brands
       6.250%, 04/01/08              3,600       3,600
   General Motors
       9.125%, 07/15/01              5,000       5,431

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  INDUSTRIAL (CONTINUED)
   H.J. Heinz
       6.000%, 03/15/08             $3,500    $  3,478
   Masco
       6.625%, 04/15/18              5,700       5,721
   McKesson (B)
       6.300%, 03/01/05              3,200       3,208
                                              --------
                                                45,230
                                              --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $79,729)                               81,664
                                              --------

YANKEE BONDS -- 4.1%
   Endesa - Chile Empresa
      Nacional Electric
       7.325%, 02/01/37              5,000       4,987
   Hydro-Quebec
       7.375%, 02/01/03              1,000       1,048
   Hyundai Semiconductor,
      Tranche B (B)
       8.250%, 05/15/04              7,650       6,120
   Trans-Canada Pipelines
       9.125%, 04/20/06              3,340       3,883
                                              --------
TOTAL YANKEE BONDS
   (Cost $17,599)                               16,038
                                              --------

REPURCHASE AGREEMENT -- 4.8%
   Paine Webber
      5.550%, dated 05/29/98,
      matures 06/01/98, repurchase
      price $18,871,303 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $19,237,368) (E)              18,863      18,863
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $18,863)                               18,863
                                              --------
TOTAL INVESTMENTS -- 99.3%
   (Cost $384,521)                             389,822
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.7%                                   2,734
                                              --------



------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 38,308,156 outstanding
   shares of beneficial interest              $386,913
Accumulated net realized loss
   on investments                                 (341)
Net unrealized appreciation
   on investments                                5,301
Undistributed net investment income                683
                                              --------
TOTAL NET ASSETS -- 100.0%                    $392,556
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.25
                                              ========

(A) WHEN ISSUED SECURITY.
(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION NORMALLY TO QUALIFIED INSTITUTIONAL INVESTORS.
(C) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(D) STEP BOND. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF MAY 31, 1998. THE INITIAL COUPON ON A STEP BOND CHANGES ON A SPECIFIC DATE TO A PRE-DETERMINED HIGHER RATE.
(E) TRI-PARTY REPURCHASE AGREEMENT
MTN--MEDIUM TERM NOTE
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS        14%
U.S. GOVERNMENT AGENCY OBLIGATIONS                 32%
ASSET-BACKED SECURITY                               2%
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS              4%
U.S GOVERNMENT GUARANTEED OBLIGATIONS               8%
U.S. TREASURY OBLIGATIONS                          34%
CASH EQUIVALENTS                                    6%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 34.5%
   U.S. Treasury Bonds
      11.250%, 02/15/15           $    700    $  1,107
       6.000%, 02/15/26             16,100      16,361
       6.125%, 11/15/27             11,000      11,501
   U.S. Treasury Notes
       5.375%, 01/31/00              2,800       2,793
       5.500%, 02/29/00              1,000         999
       5.500%, 03/31/00              9,100       9,094
       8.000%, 05/15/01              2,000       2,131
       6.625%, 07/31/01              4,463       4,597
       6.250%, 10/31/01              2,000       2,040
       7.500%, 11/15/01              1,600       1,695
       6.250%, 01/31/02              2,000       2,042
       6.250%, 06/30/02             19,000      19,444
       6.000%, 07/31/02              1,000       1,015
       6.250%, 02/15/07                770         801
       6.625%, 05/15/07                500         533
       6.125%, 08/15/07              8,800       9,089
   U.S. Treasury STRIPS (A)
      10.390%, 08/15/10              1,000         495
      12.269%, 05/15/20              5,000       1,371
                                              --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $86,151)                               87,108
                                              --------


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 31.4%
   Agency of Housing and Urban
      Development, Series 1995-A
       8.240%, 08/01/02            $ 2,000    $  2,177
   Agency of Housing and Urban
      Development, Series 1997-A
       6.210%, 08/01/01              4,000       4,056
       6.360%, 08/01/04              4,500       4,615
   CABEI AID
       6.620%, 10/29/12             10,000      10,416
   Costa Rica AID
       7.360%, 08/01/01              1,540       1,577
   Federal Farm Credit Bank
       5.420%, 08/04/98              3,000       2,997
       8.650%, 10/01/99              1,900       1,971
       7.350%, 03/24/05                350         380
   Federal Home Loan Bank
       5.500%, 04/14/00              5,000       4,983
       6.580%, 01/07/03              3,000       3,040
       7.660%, 07/20/04                350         383
   Federal Home Loan Mortgage
      Corporation
       8.530%, 02/02/05              1,000       1,044
       7.340%, 11/03/06              1,000       1,018
   Federal National Mortgage
      Association
       5.625%, 03/15/01              5,000       4,994
       5.750%, 04/15/03             12,400      12,388
       7.550%, 06/10/04              1,500       1,527
       7.400%, 07/01/04                725         783
       6.580%, 03/01/06              1,000       1,010
   Private Export Funding
      Corporation
       5.500%, 03/15/01              2,500       2,481
       6.310%, 09/30/04              7,000       7,201
       6.620%, 10/01/05              1,740       1,821
       7.110%, 04/15/07              2,000       2,172
   Student Loan Marketing
      Association (B)
       5.345%, 08/20/98              2,500       2,499
       5.345%, 11/10/98              2,000       1,999
   Tennessee Valley Authority
      Principal STRIPS (A)
       7.813%, 04/15/42              4,000       1,760
                                              --------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $78,014)                             $ 79,292
                                              --------

U.S. GOVERNMENT MORTGAGE-
  BACKED OBLIGATIONS -- 13.8%
   Federal Deposit Insurance
      Corporation, REMIC
       6.750%, 07/25/26             $3,355       3,369
   Federal Home Loan Mortgage
      Corporation
       7.000%, 07/15/03              1,400       1,428
       7.000%, 10/01/03                160         163
   Federal Home Loan Mortgage
      Corporation Gold
       7.000%, 12/01/10              1,798       1,835
   Federal Home Loan Mortgage
      Corporation, REMIC
       6.500%, 09/15/07              2,089       2,100
       6.750%, 02/15/20              1,080       1,088
   Federal National Mortgage
      Association
       8.000%, 07/01/07                300         310
       6.500%, 05/01/11              2,013       2,025
       7.785%, 02/01/19              4,909       5,532
      10.000%, 10/01/20              2,366       2,566
      10.000%, 12/01/20              3,884       4,211
   Federal National Mortgage
      Association, REMIC
       5.500%, 04/25/04              1,382       1,378
   Government National Mortgage
      Association
       8.500%, 10/15/04                104         110
       8.500%, 01/15/06                 66          71
       9.000%, 11/15/17              1,224       1,332
       7.000%, 10/15/23                813         827
       7.500%, 02/15/27              2,318       2,390
   Student Loan Marketing
      Association (B)
       5.695%, 10/25/05              4,084       4,080
                                              --------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $33,981)                               34,815
                                              --------


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. GOVERNMENT GUARANTEED
  OBLIGATIONS -- 7.5%
   Global Industries
       7.250%, 07/15/22            $12,061    $ 13,045
   Rochester, New York, U.S.
      Government Note, Series 1991-A
       5.930%, 08/01/99                100         100
   Secunda Atlantic Title XI
       6.695%, 04/01/18              4,000       4,107
   Sulphur Carriers
       8.300%, 10/15/09              1,724       1,837
                                              --------
TOTAL U.S. GOVERNMENT
   GUARANTEED OBLIGATIONS
   (Cost $17,594)                               19,089
                                              --------

ASSET-BACKED SECURITY -- 2.0%
   PNC Student Loan Trust I,
      Series 1997-2, Class A-2
       6.138%, 01/25/00              5,000       5,029
                                              --------
TOTAL ASSET-BACKED SECURITY
   (Cost $5,000)                                 5,029
                                              --------

NON-AGENCY MORTGAGE-BACKED
  OBLIGATIONS -- 4.2%
   Merrill Lynch Trust, Series 31,
      Class G
       9.450%, 06/01/18             10,000      10,239
   Ryland Acceptance Four,
      Series 32, Class B
       8.600%, 05/01/16                518         528
                                              --------
TOTAL NON-AGENCY MORTGAGE-BACKED
   OBLIGATIONS
   (Cost $11,223)                               10,767
                                              --------

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS

BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
REPURCHASE AGREEMENT -- 5.5%
   Paine Webber
      5.550%, dated 05/29/98,
      matures 06/01/98, repurchase
      price $13,875,031 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $14,148,117) (C)             $13,869    $ 13,869
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $13,869)                               13,869
                                              --------
TOTAL INVESTMENTS -- 98.9%
   (Cost $245,832)                             249,969
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.1%                                   2,750
                                              --------

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 26,331,797 outstanding
   shares of beneficial interest              $254,731
Distributions in excess of net
   investment income                              (794)
Accumulated net realized loss
   on investments                               (5,355)
Net unrealized appreciation
   on investments                                4,137
                                              --------
TOTAL NET ASSETS -- 100.0%                    $252,719
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                    $9.60
                                              ========

(A) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 1998.
(B) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON MAY 31, 1998. THE DATE SHOWN IS THE NEXT SCHEDULED RESET DATE.
(C) TRI-PARTY REPURCHASE AGREEMENT
AID--AGENCY FOR INTERNATIONAL DEVELOPMENT
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT
STRIPS--SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS
AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

GENERAL OBLIGATION BONDS                               28%
INDUSTRIAL DEVELOPMENT &
 POLLUTION CONTROL BONDS                                1%
OTHER REVENUE BONDS                                     4%
REVENUE BONDS                                           1%
RESOURCE RECOVERY BONDS                                 3%
HOUSING BONDS                                          10%
EDUCATION BONDS                                         3%
UTILITY BONDS                                          22%
ALTERNATIVE MINIMUM TAX BONDS                           4%
HEALTH CARE BONDS                                      11%
CASH EQUIVALENTS                                        4%
TRANSPORTATION BONDS                                    5%
PUBLIC FACILITY BONDS                                   3%
WATER & SEWER BONDS                                     1%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 97.9%
  ALABAMA -- 0.8%
   Alabama State Housing Finance
      Authority RB, Series D-1, GNMA
       6.000%, 10/01/16            $   990    $  1,053
   Alabama State Water Pollution
      Control Authoriy RB,  AMBAC
       5.000%, 02/15/13              1,500       1,506
                                              --------
                                                 2,559
                                              --------
  ALASKA -- 0.4%
   Alaska State Industrial
      Development & Export
      Authority RB, Series B, GOA
       5.850%, 04/01/05              1,000       1,071
                                              --------
  CALIFORNIA -- 7.3%
   Burbank, Wastewater Treatment
      RB, Series A, FGIC
       5.500%, 06/01/15              1,500       1,560
   California State GO
       5.250%, 06/01/11              1,000       1,039
   California State GO, FGIC
       5.250%, 10/01/10              3,000       3,161


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   California State GO,
      Series BH, AMT, FSA
       5.250%, 12/01/12             $4,350    $  4,393
   California State Health
      Facilities RB, Downey
      Community Hospital
       5.750%, 05/15/15              4,150       4,269
   California State Home
      Mortgage RB, Series A, MBIA
       5.850%, 08/01/16              2,000       2,117
   California State Housing
      Finance Agency RB, Home
      Mortgage, MBIA
       5.950%, 08/01/10              1,830       1,958
   Los Angeles County,
      Metropolitan Transportation
      Authority RB, AMBAC
       5.700%, 07/01/12              1,135       1,219
   Los Angeles GO, Series A, FGIC
       5.800%, 09/01/09              1,250       1,344
   San Francisco, City & County
      Sewer RB, Series A, FGIC
       5.700%, 10/01/11              1,000       1,066
                                              --------
                                                22,126
                                              --------
  COLORADO -- 1.0%
   Denver, Multi-Family Housing RB,
      Section 8, Series A
       5.350%, 10/01/12              2,000       2,032
   Goldsmith, Metropolitan
      District GO, MBIA
       6.125%, 12/01/12              1,000       1,067
                                              --------
                                                 3,099
                                              --------
  CONNECTICUT -- 6.2%
   Connecticut State GO, Series A
       5.250%, 03/01/14              2,445       2,506
   Connecticut State Health &
      Education Facilities RB,
      Series D, GOI
       6.750%, 07/01/12              1,250       1,352
   Connecticut State Health &
      Education Facilities Authority
      RB, Hospital For Special Care
       5.375%, 07/01/17              1,000       1,014

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND  (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  CONNECTICUT (CONTINUED)
   Connecticut State Housing
      Finance Authority RB, Mortgage
      Finance Program, Sub-
      Series E-1, GOA
       5.900%, 05/15/15             $1,000    $  1,059
   Connecticut State Resource
      Recovery Authority RB, American
      Fuel Company, Series A, MBIA
       5.125%, 11/15/14              3,500       3,469
   Connecticut State Resource
      Recovery Authority RB, Mid-
      Connecticut System Project,
      Series A, AMT, MBIA
       5.500%, 11/15/11              4,500       4,787
   Connecticut State Resource
      Recovery Authority RB,
      Wallingford Resources Project,
      Series 1, AMT
       6.625%, 11/15/01              1,990       2,129
   Connecticut State Higher Education
      Supplemental Loan Authority RB,
      Family Education Loan Program,
      Series A
       5.625%, 11/15/07              1,360       1,394
   South Central Connecticut
      Regional Water Authority RB,
      11th Series, FGIC
       5.750%, 08/01/12              1,000       1,066
                                              --------
                                                18,776
                                              --------
  DISTRICT OF COLUMBIA -- 2.0%
   District of Columbia GO,
      Series A, MBIA
       5.000%, 06/01/15              2,500       2,450
   District of Columbia GO,
      Series B, MBIA
       6.000%, 06/01/08              2,305       2,521
   Georgetown University RB,
      Series A, MBIA
       5.950%, 04/01/14              1,000       1,086
                                              --------
                                                 6,057
                                              --------


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  FLORIDA -- 2.8%
   Dade County GO, Series EE, FGIC
       5.625%, 10/01/14             $2,560    $  2,733
   Dade County, Special
      Obligation RB, Courthouse
      Center Project
       5.900%, 04/01/10              1,500       1,607
   Florida State Board of Education
      GO, Series E
       5.700%, 06/01/14              2,000       2,097
   Jacksonville, Electric
      Authority RB
       5.500%, 10/01/13              2,000       2,077
                                              --------
                                                 8,514
                                              --------
  GEORGIA -- 1.4%
   Georgia State Municipal Electric
      Authority RB, MBIA
       5.125%, 01/01/12              3,000       3,045
   Georgia State Municipal Electric
      Authority Special Obligation
      RB, Series DD, AMBAC
       7.000%, 01/01/08              1,000       1,184
                                              --------
                                                 4,229
                                              --------
  ILLINOIS -- 1.4%
   Chicago, O'Hare International
      Airport RB, AMBAC
       5.625%, 01/01/12              2,000       2,097
   Illinios State Health Facilities
      Authority RB, Rockford
      Health Systems, AMBAC
       5.125%, 08/15/15              1,000       1,001
   Illinois State Civic Center RB,
      Series A, AMBAC
       6.000%, 12/15/15              1,000       1,024
                                              --------
                                                 4,122
                                              --------
  INDIANA -- 0.9%
   Marion County, Hospital
      Authority RB, Methodist
      Hospital of Indiana
       6.500%, 09/01/13              2,450       2,569
                                              --------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  LOUISIANA -- 1.8%
   Louisiana State GO, FSA
       5.000%, 04/15/14             $2,000    $  2,005
   Orleans, Levee District RB,
      Series A, FSA
       5.950%, 11/01/14              3,080       3,365
                                              --------
                                                 5,370
                                              --------
  MAINE -- 2.0%
   Maine Municipal Bond
      Bank RB, FSA
       5.150%, 11/01/13              1,250       1,269
   Maine State Health & Higher
      Educational Facilities
      Authority RB, MBIA
       5.000%, 07/01/11              1,680       1,703
   Maine State Housing
      Authority RB, Series C-1
       5.700%, 11/15/15              2,000       2,080
   Maine State Municipal Bond
      Bank RB, Series A, LOC
       5.700%, 11/01/13              1,090       1,132
                                              --------
                                                 6,184
                                              --------
  MARYLAND -- 1.7%
   Maryland State & Local
      Facilities GO, 1st Series
       5.000%, 03/01/10              1,500       1,554
   Maryland State GO
       5.600%, 03/15/08              3,275       3,529
                                              --------
                                                 5,083
                                              --------
  MASSACHUSETTS -- 11.4%
   Boston, City Hospital
      Project RB, Series B, FHA
       5.750%, 02/15/13              1,300       1,336
   Boston, City Hospital
      Project RB, Series B, MBIA
       5.750%, 02/15/13              1,500       1,562
   Holyoke GO, Series A, FSA
       5.600%, 06/15/10              1,365       1,461
   Massachusetts State Bay
      Transportation Authority RB,
      Series A, MBIA
       5.000%, 03/01/18                720         715


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Massachusetts State GO, AMBAC
       5.000%, 08/01/14             $2,500    $  2,519
   Massachusetts State GO,
      Series A, MBIA
       5.000%, 04/01/14              4,650       4,662
   Massachusetts State GO,
      Series B, FGIC
       5.500%, 06/01/11              2,000       2,122
   Massachusetts State Health &
      Educational Facilities
      Authority RB, Dana Farber
      Cancer Project, Series G-1
       6.250%, 12/01/08              1,000       1,101
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Medical, Academic &
      Scientific Project, Series A
       6.200%, 01/01/03              1,140       1,223
       6.250%, 01/01/05              1,060       1,163
   Massachusetts State Health &
      Educational Facilities Authority
      RB, New England Deaconess
      Hospital Project, Series D, GOI
       6.625%, 04/01/12              1,000       1,106
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Suffolk University Project,
      Series C, CONLEE
       5.850%, 07/01/16              1,000       1,070
   Massachusetts State Housing
      Finance Agency RB, Series 44
       5.900%, 12/01/13              1,000       1,051
   Massachusetts State Housing
      Finance Agency RB,
       Series A, MBIA
       5.600%, 07/01/07                475         511
       5.700%, 07/01/08                475         511
   Massachusetts State Housing
      Finance Agency RB,
      Series E, FNMA
       6.250%, 11/15/12              2,600       2,805
   Massachusetts State Industrial
      Finance Agency RB,
      College Issue, CONLEE
       5.875%, 07/01/11              1,090       1,189

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND  (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MASSACHUSETTS (CONTINUED)
   Massachusetts State Municipal
      Wholesale Electric
      Company RB, AMBAC
       5.150%, 07/01/16             $2,000    $  1,982
   Massachusetts State Resource
      Recovery Authority RB,
      Refusetech Project, Series A
       6.150%, 07/01/02              1,595       1,689
       6.300%, 07/01/05              3,220       3,449
   Massachusetts State Turnpike
      Authority RB, Metropolitan
      Highway System, Sub-
      Series B, MBIA
       5.250%, 01/01/17              1,000       1,007
   Massachusetts State Turnpike
      Authority RB, Metropolitan
      Highway System, Series C,
      MBIA (B)
       5.400%, 01/01/16              1,000         411
                                              --------
                                                34,645
                                              --------
  MICHIGAN -- 1.7%
   Michigan State Hospital Finance
      Authority RB, Oakwood Hospital
      Group Project, Series A, FGIC
       5.400%, 11/01/07              1,500       1,577
   Michigan State Public Power
      Agency RB, Belle River
      Project-A, MBIA
       5.250%, 01/01/18              3,405       3,422
                                              --------
                                                 4,999
                                              --------
  MINNESOTA -- 2.5%
   Minnesota State GO
       5.000%, 06/01/14              5,000       5,049
   Northern Minnesota State
      Municipal Power Agency RB,
      Electric System, FSA
       5.250%, 01/01/12              2,490       2,534
                                              --------
                                                 7,583
                                              --------


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MISSISSIPPI -- 1.5%
   Mississippi State Capital
      Imports GO, Series A
       5.000%, 07/01/09             $1,000    $  1,036
   Mississippi State GO
       5.000%, 06/01/15              3,645       3,645
                                              --------
                                                 4,681
                                              --------
  MISSOURI -- 1.0%
   St. Charles County, Public
      Water Supply District # 2
      COP, Series A, MBIA
       5.500%, 12/01/14              3,000       3,086
                                              --------
  NEBRASKA -- 0.9%
   Nebraska State Investment
      Finance Authority RB,
      Childrens Healthcare
      Services, AMBAC
       5.500%, 08/15/17              1,435       1,483
   Nebraska State Public Power
      Supply System RB,
      Series B, MBIA
       5.250%, 01/01/13              1,190       1,211
                                              --------
                                                 2,694
                                              --------
  NEVADA -- 0.8%
   Nevada State GO
       5.000%, 05/15/15              2,500       2,494
                                              --------
  NEW HAMPSHIRE -- 1.0%
   New Hampshire State Higher
      Education & Health Facilities
      Authority RB, Dartmouth
      Education Loan Remarketing
       5.300%, 06/01/15              1,045       1,075
   New Hampshire State Higher
      Education & Health Facilities
      Authority RB, LOC
       5.800%, 10/01/12              1,000       1,015
   New Hampshire State Housing
      Finance Authority RB,
      Series B, FHA
       5.850%, 07/01/10              1,000       1,051
                                              --------
                                                 3,141
                                              --------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  NEW YORK -- 11.4%
   Metropolitan Transportation
      Authority RB, Commuter
      Facilities, Series A, FGIC
       5.750%, 07/01/11             $1,000    $  1,073
   Metropolitan Transportation
      Authority RB, Transportaion
      Service Contract, Series R
       5.500%, 07/01/14              1,740       1,794
   New York City GO
       5.000%, 08/01/14              4,000       3,940
   New York City GO, Series A
       6.250%, 08/01/08              2,000       2,235
   New York City GO, Series B
       6.200%, 08/15/06              1,250       1,380
   New York City GO, Series D
       6.000%, 02/15/09              1,000       1,076
       6.000%, 02/15/12              1,500       1,613
   New York City GO, Series F
       6.500%, 02/15/07              1,500       1,674
       5.250%, 08/01/14              3,000       3,026
   New York City GO, Series F,
      Pre-refunded @ 102 (A)
       6.500%, 02/15/05              1,365       1,548
   New York Metropolitan Transit
      Authority Commuter
      Facilities RB, Series A, FSA
       5.500%, 07/01/15              1,530       1,599
   New York State Dormitory
      Authority RB, City University
      System Consolidated,
      Third-1, FGIC
       5.250%, 07/01/13              1,580       1,616
   New York State Dormitory
      Authority RB, North
      General Hospital-G
       5.100%, 02/15/12              2,400       2,379
   New York State Dormitory
      Authority RB, Series A, STGTD
       5.500%, 05/15/10              1,000       1,030
   New York State Environmental
      Quality GO
       5.125%, 01/15/16              2,000       1,993
   New York State GO,
      Series C, AMBAC
       5.375%, 10/01/11              3,000       3,128


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   New York State Housing Finance
      Agency RB, Series A, FSA
       5.800%, 11/01/09             $1,720    $  1,845
   New York State Urban
      Development Authority RB,
      Youth Facilities Project, MBIA
       5.700%, 04/01/14              1,505       1,575
                                              --------
                                                34,524
                                              --------
  NORTH CAROLINA -- 3.1%
   North Carolina State, Eastern
      Municipal Power Agency RB
       6.000%, 01/01/14              4,000       4,145
       5.600%, 01/01/16              2,000       2,018
   North Carolina State, Eastern
      Municipal Power
      Agency RB, FGIC
       6.000%, 01/01/13              2,000       2,150
   North Carolina State, Eastern
      Municipal Power Agency RB,
      Series D
       5.875%, 01/01/14              1,035       1,066
                                              --------
                                                 9,379
                                              --------
  OHIO -- 2.1%
   Franklin County Hospital RB,
      AMBAC
       5.750%, 05/15/12              2,100       2,216
   Ohio State Building Authority RB,
      Adult Correctional Facilities
      Project, MBIA
       5.700%, 10/01/06              1,000       1,085
   Ohio State Public Facilities
      Commission RB, Higher
      Education Authority, Series II-A
       5.000%, 05/01/08              2,900       3,002
                                              --------
                                                 6,303
                                              --------
  PENNSYLVANIA -- 5.8%
   Pennsylvania State GO
       5.250%, 06/15/12              2,155       2,230
   Pennsylvania State GO,
      1st Series, AMBAC
       5.125%, 03/15/12              2,000       2,043

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND  (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  PENNSYLVANIA (CONTINUED)
   Pennsylvania State Higher
      Education & Health
      Services RB, Series A
       5.750%, 01/01/12             $1,300    $  1,381
   Pennsylvania State Housing
      Finance Agency RB, Single
      Family Mortgages, Series A
       6.000%, 10/01/13              2,000       2,138
   Pennsylvania State Turnpike
      Commission RB, Series A, AMBAC
       5.500%, 12/01/12              1,450       1,512
   Philadelphia, Airport RB, FGIC
       5.375%, 06/15/14              3,000       3,053
   Philadelphia, Water and
      Wastewater Projects RB, FGIC
       5.650%, 06/15/12              5,000       5,238
                                              --------
                                                17,595
                                              --------
  PUERTO RICO -- 3.6%
   Puerto Rico Commonwealth GO
       5.500%, 07/01/12              2,000       2,125
       5.750%, 07/01/17              2,000       2,125
   Puerto Rico Electric Power
      Authority RB
       5.500%, 07/01/16              3,000       3,090
   Puerto Rico Electric Power
      Authority RB, Series CC, FSA
       5.000%, 07/01/10              2,435       2,508
   Puerto Rico Public Education &
      Health Facilities RB,
      Series M, CGTD
       5.750%, 07/01/15              1,000       1,041
                                              --------
                                                10,889
                                              --------
  RHODE ISLAND -- 3.5%
   Bristol County, Water Authority RB,
      Series A, MBIA
       5.200%, 12/01/13              1,080       1,098
   Rhode Island State Depositors
      Economic Protection RB,
      Series B, MBIA
       5.800%, 08/01/09              1,000       1,115


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Rhode Island State Health &
      Educational Building RB,
      Landmark Medical Project, FSA
       5.600%, 10/01/12             $1,000    $  1,046
   Rhode Island State Housing &
      Mortgage Finance RB,
      Series 7B, AMT
       6.700%, 10/01/12              1,750       1,877
   Rhode Island State Housing &
      Mortgage Finance RB, Series 15B
       6.100%, 10/01/05                500         539
       6.200%, 10/01/06              1,110       1,190
   Rhode Island State Housing &
      Mortgage Finance RB, Series 19A
       5.700%, 04/01/15              2,500       2,572
   Rhode Island State Housing &
      Mortgage Finance RB,
      Series A, AMBAC
       5.700%, 07/01/07              1,000       1,076
                                              --------
                                                10,513
                                              --------
  SOUTH CAROLINA -- 0.4%
   South Carolina State Public
      Service Authority RB,
      Series B, FGIC
       5.875%, 01/01/14              1,150       1,239
                                              --------
  TEXAS -- 3.7%
   Dallas RB, Texas Civic Center
      Refunding & Improvement, MBIA
       5.000%, 08/15/16              3,000       2,970
   Tarrant County, Health Facilities
      Authority RB, Harris Methodist
      Health System Project,
      Series A, AMBAC
       5.125%, 09/01/12              2,700       2,737
   Texas A&M University RB
       5.200%, 05/15/10              2,580       2,670
   Texas State GO, Series A
       5.700%, 10/01/07              1,500       1,588
       5.750%, 10/01/08              1,280       1,382
                                              --------
                                                11,347
                                              --------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  UTAH -- 0.9%
   Utah State Intermountain Power
      Agency RB, Series A, AMBAC
       6.500%, 07/01/08             $2,500    $  2,891
                                              --------
  VERMONT -- 0.6%
   Vermont State Educational &
      Health Buildings RB, Medical
      Center Hospital of Vermont
      Project, FGIC
       5.750%, 09/01/07              1,800       1,908
                                              --------
  VIRGINIA -- 0.6%
   Virginia State Housing
      Development Authority RB,
      Series H
       5.700%, 11/01/07              1,655       1,775
                                              --------
  WASHINGTON -- 10.2%
   Washington State Public Power
      Supply Systems RB, Series A, FSA
       6.250%, 07/01/12                425         454
   Washington State Public Power
      Supply Systems RB, Series A,
      Pre-refunded @ 102, FSA (A)
       6.250%, 07/01/02              1,575       1,725
   Washington State Public Power
      Supply Systems RB, FSA
       6.300%, 07/01/09              2,000       2,165
   Washington State Public Power
      Supply Systems RB, Nuclear
      Power Project No. 1, FSA
       5.400%, 07/01/12              7,800       7,956
   Washington State Public Power
      Supply Systems RB, Nuclear
      Power Project No. 1, Series B
       5.125%, 07/01/13              3,000       3,004
   Washington State Public Power
      Supply Systems RB, Nuclear
      Power Project No. 2, FGIC
       5.550%, 07/01/10              2,500       2,600
   Washington State Public Power
      Supply Systems RB, Nuclear
      Power Project No. 2, Series A
       6.100%, 07/01/06              1,030       1,134


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Washington State Public Power
      Supply Systems RB, Nuclear
      Power Project No. 3,
      Series A, FSA
       5.100%, 07/01/10             $1,395    $  1,430
   Washington State Public Power
      Supply Systems RB, Nuclear
      Project No. 1
       5.000%, 07/01/13              2,000       1,978
   Washington State Public Power
      Supply Systems RB, Nuclear
      Project No. 2, Series A
       5.000%, 07/01/11              7,615       7,586
   Washington State Public Power
      Supply Systems RB, Nuclear
      Project No. 2, Series A, FSA
       5.125%, 07/01/11              1,000       1,019
                                              --------
                                                31,051
                                              --------
  WISCONSIN -- 1.5%
   Wisconsin State GO, Series A
       5.800%, 05/01/07              1,355       1,460
   Wisconsin State Housing &
      Economic Development
      Authority RB, Home Ownership,
      Series E, GOA
       5.900%, 09/01/16              1,000       1,051
   Wisconsin State Housing &
      Economic Development
       Authority RB, Series C, GOA
       5.800%, 11/01/13              2,125       2,207
                                              --------
                                                 4,718
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $283,266)                             297,214
                                              --------

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND  (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
REPURCHASE AGREEMENT -- 4.6%
   Paine Webber
      5.550%, dated 05/29/98,
      matures 06/01/98, repurchase
      price $13,893,235 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $14,173,564) (C)             $13,887    $ 13,887
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $13,887)                               13,887
                                              --------
TOTAL INVESTMENTS -- 102.5%
   (Cost $297,153)                             311,101
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- (2.5%)                                (7,523)
                                              --------

NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 28,850,438 outstanding
   shares of beneficial interest               286,451
Accumulated net realized gain
   on investments                                3,179
Net unrealized appreciation
   on investments                               13,948
                                              --------
TOTAL NET ASSETS -- 100.0%                    $303,578
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.52
                                              ========


(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) ZERO COUPON BOND. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 1998.
(C) TRI-PARTY REPURCHASE AGREEMENT
AMT--ALTERNATIVE MINIMUM TAX
COP--CERTIFICATE OF PARTICIPATION
GO--GENERAL OBLIGATION
LOC--SECURITES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDEDUNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
CGTD--COMMONWEALTH GUARANTEED
CONLEE--COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FHA--FEDERAL HOUSING ADMINISTRATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA--FINANCIAL SECURITY ASSURANCE
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GOA--GENERAL OBLIGATION OF AUTHORITY
GOI--GENERAL OBLIGATION OF INSTITUTION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
STGTD--STATE GUARANTEED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED -- PLOT POINTS AS FOLLOWS:]

HEALTH CARE BONDS                                            18%
OTHER REVENUE BONDS                                           4%
RESOURCE RECOVERY BONDS                                       9%
PUBLIC FACILITY BONDS                                         2%
CASH EQUIVALENTS                                              6%
GENERAL OBLIGATION BONDS                                     22%
TRANSPORTATION BONDS                                         13%
ALTERNATIVE MINIMUM TAX BONDS                                 4%
HOUSING BONDS                                                12%
UTILITY BONDS                                                 2%
EDUCATION BONDS                                               3%
WATER & SEWER BONDS                                           2%
INDUSTRIAL DEVELOPMENT &
 POLLUTION CONTROL BONDS                                      3%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 95.3%
  CONNECTICUT -- 80.3%
   Bridgeport GO, AMBAC
       5.450%, 03/01/11             $1,550    $  1,645
   Bridgeport GO, FGIC
       8.750%, 08/15/05                500         635
   Bridgeport GO, Series A
       6.125%, 03/01/05              2,250       2,402
   Bristol, Resource Recovery RB,
      Ogden Martin System Project
       6.500%, 07/01/14              3,000       3,300
   Connecticut State Airport RB,
      Bradley International
      Airport, FGIC
       7.650%, 10/01/12              2,000       2,360
   Connecticut State Clean Water
      Funding RB
       5.600%, 06/01/09                750         808
   Connecticut State COP,
      Middletown Courthouse
      Facilities Project, MBIA
       6.250%, 12/15/08              1,500       1,620
   Connecticut State Development
      RB, Duncaster Project
       6.700%, 09/01/07              3,350       3,635


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Connecticut State
      Development RB, MBIA
       6.550%, 06/15/09            $   500    $    564
   Connecticut State Development
      RB, Pfizer Project
       6.550%, 02/15/13                250         275
   Connecticut State GO
       5.250%, 03/15/14              9,500       9,761
   Connecticut State GO, FGIC
       5.000%, 09/01/14                880         888
   Connecticut State GO, Series A
       6.500%, 03/15/07                750         821
       5.125%, 03/15/15              3,895       3,934
   Connecticut State GO, Series B
       5.125%, 03/15/11              1,000       1,037
   Connecticut State GO, Series C
       5.800%, 08/15/08              1,500       1,633
   Connecticut State Health &
      Education Facilities
      Authority RB, AMBAC
       5.200%, 07/01/14              2,840       2,900
       5.000%, 07/01/17              1,000         994
   Connecticut State Health &
      Education Facilities Authority
      RB, Bridgeport Hospital,
      Series C, CONLEE
       5.250%, 07/01/15              1,615       1,639
   Connecticut State Health &
      Education Facilities Authority
      RB, Connecticut State
      University System, Series A, MBIA
       5.125%, 11/01/12                500         512
   Connecticut State Health &
      Education Facilities Authority
      RB, Greenwich Hospital,
      Series A, MBIA
       5.750%, 07/01/16              2,000       2,125
   Connecticut State Health &
      Education Facilities Authority
      RB, Hospital For Special Care
       5.375%, 07/01/17              4,000       4,055
   Connecticut State Health &
      Education Facilities Authority
      RB, New Britain Hospital,
      Series B, AMBAC
       6.000%, 07/01/09                500         547

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND (CONTINUED)

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  CONNECTICUT (CONTINUED)
   Connecticut State Health &
      Education Facilities Authority
      RB, New Haven Hospital,
      Series H, MBIA
       5.625%, 07/01/16             $1,000    $  1,053
   Connecticut State Health &
      Education Facilities Authority
      RB, New Horizons Village
      Project, AMBAC
       7.050%, 11/01/09              1,000       1,166
   Connecticut State Health &
      Education Facilities Authority
      RB, Newington Children's
      Hospital, Series A, MBIA
       5.850%, 07/01/07              1,110       1,213
   Connecticut State Health &
      Education Facilities Authority
      RB, Sharon Health Care
      Project, AMBAC
       6.000%, 11/01/09              1,000       1,105
   Connecticut State Health &
      Education Facilities Authority
      RB, Stamford Hospital, MBIA
       5.400%, 07/01/09              2,000       2,140
   Connecticut State Health &
      Education Facilities Authority
      RB, Wadsworth Nursing
      Home, AMBAC
       7.125%, 11/01/14                500         579
   Connecticut State Health &
      Education Facilities RB,
      Series D, GOI
       6.750%, 07/01/12              2,750       2,973
   Connecticut State Higher
      Education RB, Family
      Education Loan Program,
      Series A, AMT
       7.000%, 11/15/05              1,190       1,270
   Connecticut State Higher
      Education RB, Series A
       6.500%, 11/15/00                245         257
   Connecticut State Housing
      Finance Authority RB, GOA
       6.200%, 05/15/14                430         459


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Connecticut State Housing
      Finance Authority RB, Mortgage
      Finance Program, Series A, GOA
       5.950%, 05/15/11             $3,215    $  3,444
       6.200%, 05/15/14              1,350       1,428
   Connecticut State Housing
      Finance Authority RB, Mortgage
      Finance Program, Series B
       6.050%, 11/15/03                500         538
   Connecticut State Housing
      Finance Authority RB, Mortgage
      Finance Program, Series B, FHA
       7.200%, 11/15/01                710         727
   Connecticut State Housing
      Finance Authority RB, Mortgage
      Finance Program,
      Series C-1, GOA
       6.000%, 11/15/10              1,010       1,082
   Connecticut State Housing
      Finance Authority RB, Mortgage
      Finance Program,
      Sub-Series A-3, GOA
       5.950%, 05/15/17              1,000       1,051
   Connecticut State Housing
      Finance Authority RB, Mortgage
      Finance Program, Sub-Series B1
       6.000%, 11/15/15              2,000       2,118
   Connecticut State Housing
      Finance Authority RB, Mortgage
      Finance Program, Sub-
      Series B1, GOA
       6.000%, 05/15/08                300         324
   Connecticut State Housing
      Finance Authority RB, Mortgage
      Finance Program, Sub-
      Series E-1, GOA
       5.900%, 05/15/15              3,200       3,388
   Connecticut State Resource
      Recovery Authority RB,
      American Fuel Company,
      Series A, MBIA
       5.125%, 11/15/14              3,625       3,593
   Connecticut State Resource
      Recovery Authority RB,
      Bridgeport Resources, Series A
       7.625%, 01/01/09                600         618

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  CONNECTICUT (CONTINUED)
   Connecticut State Resource
      Recovery Authority RB, Mid-
      Connecticut System Project,
      Series A, AMT, MBIA
       5.500%, 11/15/11             $1,500    $  1,596
   Connecticut State Resource
      Recovery Authority RB, Mid-
      Connecticut System Project,
      Series A, MBIA
       5.375%, 11/15/10              2,000       2,115
   Connecticut State Resource
      Recovery Authority RB,
      Series A, AMT
       8.000%, 11/15/08              1,500       1,572
   Connecticut State Resource
      Recovery Authority RB,
      Wallingford Resources Project,
      Series 1, AMT
       6.700%, 11/15/02                800         871
   Connecticut State Special
      Tax RB, AMBAC
       5.250%, 01/01/11                500         520
   Connecticut State Special Tax RB,
      Transportation Infrastructure,
      Series A
       5.400%, 09/01/09                500         525
       5.700%, 06/01/12              1,160       1,240
   Connecticut State Special Tax RB,
      Transportation Infrastructure,
      Series A, FGIC
       5.600%, 06/01/13              1,000       1,050
       5.250%, 10/01/14              2,100       2,166
   Connecticut State Special Tax RB,
      Transportation Infrastructure,
      Series B, FGIC
       6.100%, 09/01/08                500         566
       5.500%, 10/01/11              4,920       5,307
       5.600%, 10/01/12              1,000       1,085
       5.600%, 10/01/13              1,000       1,085
   Connecticut State Transportation
      Infrastructure RB, Series C
       5.000%, 10/01/13              2,455       2,480


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Eastern Connecticut Resource
      Recovery Authority RB,
      Wheelabrator Libson Project,
      Series A
       5.500%, 01/01/14            $ 2,775    $  2,772
   Hartford GO, FGIC
       5.700%, 10/01/12                500         540
       5.750%, 10/01/13              1,000       1,079
       4.700%, 01/15/15              1,340       1,310
   New Haven, Air Right Packaging
      Facility RB, MBIA
       6.500%, 12/01/15              2,000       2,168
   South Central Connecticut
      Regional Water Authority RB,
      Series A, MBIA
       6.000%, 08/01/09                985       1,072
       6.000%, 08/01/10              1,045       1,135
   Stamford GO
       5.000%, 07/15/15              2,195       2,206
   University of Connecticut RB,
      Series A, MBIA
       5.250%, 04/01/14              1,000       1,030
                                              --------
                                               114,106
                                              --------
  GUAM -- 0.8%
   Guam Power Authority RB,
      Series A, AMBAC
       5.900%, 10/01/08              1,000       1,101
                                              --------
  PUERTO RICO -- 14.2%
   Puerto Rico Commonwealth GO
       5.750%, 07/01/17              2,700       2,869
   Puerto Rico Commonwealth
      GO (A)
       4.850%, 07/01/14              4,500       2,019
   Puerto Rico Electric Power
      Authority RB
       5.500%, 07/01/14              1,000       1,034
       5.500%, 07/01/16              1,000       1,030
   Puerto Rico Highway &
      Transportation RB, Series X
       5.300%, 07/01/04                700         732

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  PUERTO RICO (CONTINUED)
   Puerto Rico Industrial, Tourist,
      Educational, Medical &
      Environmental Control
      Facilities RB, Abbott
      Chemicals Project
       6.500%, 07/01/09            $   500    $    501
   Puerto Rico Industrial, Tourist,
      Educational, Medical &
      Environmental Control
      Facilities RB, International
      American University,
      Series A, MBIA
       5.250%, 10/01/12                725         757
       5.375%, 10/01/13                975       1,024
       5.500%, 10/01/14                650         684
   Puerto Rico Industrial, Tourist,
      Educational, Medical &
      Environmental Control
      Facilities RB, PepsiCo Project
       6.250%, 11/15/13              2,750       3,018
   Puerto Rico Infrastructure
      Financing Authority RB, AMBAC
       5.250%, 07/01/10              2,500       2,638
   Puerto Rico Municipal Finance
      Agency RB, Series A, FSA
       6.000%, 07/01/09              2,650       2,908
   Puerto Rico Public Buildings
      Authority RB, MBIA
       5.000%, 07/01/11              1,000       1,021
                                              --------
                                                20,235
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $128,765)                             135,442
                                              --------
REPURCHASE AGREEMENT -- 6.1%
   Paine Webber
      5.550%, dated 05/29/98, matures
      06/01/98, repurchase price
      $8,712,644 (collateralized by
      U.S. Treasury Instruments:
      total market value
      $8,880,743) (B)                8,709       8,709
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $8,709)                                 8,709
                                              --------


------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
TOTAL INVESTMENTS -- 101.4%
   (Cost $137,474)                            $144,151
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- (1.4%)                                (2,044)
                                              --------

NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 13,147,925 outstanding
   shares of beneficial interest               134,688
Accumulated net realized gain
   on investments                                  742
Net unrealized appreciation
   on investments                                6,677
                                              --------
TOTAL NET ASSETS -- 100.0%                    $142,107
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.81
                                              ========

(A) ZERO COUPON BOND. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 1998.
(B) TRI-PARTY REPURCHASE AGREEMENT
AMT--ALTERNATIVE MINIMUM TAX
COP--CERTIFICATE OF PARTICIPATION
GO--GENERAL OBLIGATION
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CONLEE--COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FHA--FEDERAL HOUSING ADMINISTRATION
FSA--FINANCIAL SECURITY ASSURANCE
GOA--GENERAL OBLIGATION OF AUTHORITY
GOI--GENERAL OBLIGATION OF INSTITUTION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

GENERAL OBLIGATION BONDS                                   17%
CASH EQUIVALENTS                                            5%
EDUCATION BONDS                                             4%
WATER & SEWER BONDS                                        17%
OTHER REVENUE BONDS                                         6%
PRE-REFUNDED SECURITIES                                     2%
HOUSING BONDS                                               7%
ALTERNATIVE MINIMUM TAX BONDS                               3%
HEALTH CARE BONDS                                          17%
RESOURCE RECOVERY BONDS                                     3%
TRANSPORTATION BONDS                                        8%
UTILITY BONDS                                              11%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 93.2%
  FLORIDA -- 91.2%
   Brevard County, Health Facility
      Authority RB, Holmes Regional
      Medical Center, MBIA
       5.625%, 10/01/14             $1,000    $  1,055
   Brevard County, Housing &
      Finance Authority RB,
      Series B, FSA
       7.000%, 03/01/13                330         351
   Broward County, Solid
      Waste RB, MBIA
       5.875%, 07/01/08              1,500       1,618
   Cape Coral, Water Improvement
      RB, FSA
       6.375%, 06/01/09              1,000       1,090
   Dade County, Aviation RB,
      Series A, AMT, MBIA
       5.750%, 10/01/15              1,000       1,069
   Dade County, Housing Finance
      Authority RB, Series D, FSA
       6.950%, 12/15/12                695         745
   Dade County, Water & Sewer
      System RB, FGIC
       5.500%, 10/01/18              3,000       3,116


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Escambia County, Housing Finance
      Authority RB, Series A, AMT, FHA
       7.300%, 10/01/17            $   555    $    581
   Florida State Board of Education
      Capital Outlay GO, Series A
       5.750%, 01/01/13              1,000       1,051
       5.500%, 06/01/15              2,500       2,594
   Florida State Board of Education
      Capital Outlay GO, Series B, MBIA
       5.750%, 06/01/11              1,250       1,339
   Florida State Finance
      Department RB, MBIA
       5.500%, 07/01/12              1,000       1,070
   Florida State Finance
      Department RB, Series A, AMBAC
       5.700%, 07/01/09              2,000       2,140
   Florida State Housing RB, MBIA
       5.050%, 07/01/12              2,000       2,002
   Florida State Pollution Control RB,
      Series Y, Pre-refunded @ 101 (A)
       6.400%, 07/01/02              1,000       1,092
   Florida State Turnpike
      Authority RB, FGIC
       5.250%, 07/01/11              2,000       2,070
   Fort Lauderdale GO
       5.500%, 07/01/15              1,000       1,035
   Gainesville, Utilities System RB,
      Series B
       5.500%, 10/01/13              2,000       2,088
   Hillsborough County, Allegany
      Health Systems RB, MBIA
       6.375%, 12/01/12              1,300       1,441
   Hillsborough County, Aviation
      Authority, Tampa International
      Airport RB, Series B, AMBAC
       5.125%, 10/01/17              2,000       2,005
   Indian Trace Community, Water
      Management RB, MBIA
       5.500%, 05/01/07              1,000       1,083
   Manatee County, Florida School
      Board COP, MBIA
       4.950%, 07/01/14              1,000       1,000
   Naples, Community Hospital
      Project RB, MBIA
       5.500%, 10/01/16              1,000       1,043
   North Port, Utility System RB, FGIC
       6.150%, 10/01/09              1,000       1,085

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  FLORIDA (CONTINUED)
   Orlando, Water & Electric
      Utilities Commission RB
       5.250%, 10/01/14             $1,000    $  1,014
   Polk County, Utility
      Systems RB, FGIC
       5.250%, 10/01/17              1,500       1,530
   Port St. Lucie, Special Assessment,
      District 1, MBIA
       5.850%, 10/01/11              3,070       3,346
   Reedy Creek, Improvements GO,
      Series A, MBIA
       5.750%, 06/01/14              2,500       2,625
   Tampa Catholic Health
      Systems A2 RB, AMBAC
       4.875%, 11/15/15              1,250       1,217
       4.875%, 11/15/18                500         481
   Tampa Health Systems
      Catholic Health RB
       4.875%, 11/15/15              1,000         974
   Tampa Health Systems RB,
       AMBAC
       4.875%, 11/15/14              1,000         980
   Volusia County, Hospital
      Facilities RB, Memorial Health
      Systems Project, AMBAC
       5.500%, 11/15/16              1,250       1,313
                                              --------
                                                47,243
                                              --------
  PUERTO RICO -- 2.0%
   Puerto Rico Industrial, Tourist,
      Educational, Medical, &
      Environmental Control Facilities
      RB, International American
      University, Series A, MBIA
       5.250%, 10/01/12              1,000       1,044
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $46,369)                               48,287
                                              --------
REPURCHASE AGREEMENT -- 4.9%
   Paine Webber
      5.550%, dated 05/29/98, matures
      06/01/98, repurchase price
      $2,547,442 (collateralized by U.S.
      Treasury Instruments: total market
      value $2,595,518) (B)          2,546       2,546
                                              --------


------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
   (Cost $2,546)                              $  2,546
                                              --------
TOTAL INVESTMENTS -- 98.1%
   (Cost $48,915)                               50,833
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.9%                                     960
                                              --------

NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 5,028,215 outstanding
   shares of beneficial interest                49,451
Accumulated net realized
   gain on investments                             424
Net unrealized appreciation
   on investments                                1,918
                                              --------
TOTAL NET ASSETS -- 100.0%                    $ 51,793
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.30
                                              ========

(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) TRI-PARTY REPURCHASE AGREEMENT
AMT--ALTERNATIVE MINIMUM TAX
COP--CERTIFICATE OF PARTICIPATION
GO--GENERAL OBLIGATION
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FHA--FEDERAL HOUSING ADMINISTRATION
FSA--FINANCIAL SECURITY ASSURANCE
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

GENERAL OBLIGATION BONDS                                      29%
ALTERNATIVE MINIMUM TAX BONDS                                  5%
HEALTH CARE BONDS                                             10%
HOUSING BONDS                                                  6%
TRANSPORTATION BONDS                                          14%
PRE-REFUNDED SECURITIES                                        4%
EDUCATION BONDS                                               11%
UTILITY BONDS                                                  2%
RESOURCE RECOVERY BONDS                                        1%
CASH EQUIVALENTS                                               5%
WATER & SEWER BONDS                                           13%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 93.9%
  MASSACHUSETTS -- 91.8%
   Boston GO, Series A, AMBAC
       5.650%, 02/01/09             $1,500    $  1,592
   Boston, Water and Sewer
      Community RB, Series A, FGIC
       5.125%, 11/01/15              3,320       3,349
   Brockton GO, MBIA
       5.125%, 04/01/15              1,500       1,521
   Chelsea GO, School Loan
      Project, AMBAC
       6.000%, 06/15/04                650         709
       5.700%, 06/15/06              1,000       1,082
   Gloucester GO, FGIC
       5.100%, 08/01/14              1,105       1,119
   Haverhill GO, FGIC
       5.300%, 06/15/12              1,500       1,556
   Holyoke GO, FSA
       5.200%, 08/01/17                690         699
   Holyoke GO, Series A, FSA
       5.600%, 06/15/11              1,000       1,066
       5.500%, 06/15/16                815         846
   Lawrence GO, AMBAC
       6.250%, 02/15/09              1,475       1,621
   Lowell GO, AMBAC
       5.500%, 08/01/11              2,740       2,891
       5.500%, 08/01/12              1,720       1,808


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Lowell GO, FSA
       5.500%, 01/15/10             $1,140    $  1,201
       6.625%, 04/01/15              1,000       1,124
   Massachusetts State Bay
      Transportation Authority RB,
       Series A, GOA
       5.500%, 03/01/07              1,500       1,614
       5.800%, 03/01/10              2,640       2,887
   Massachusetts State Bay
      Transportation Authority RB,
      Series B, GOA
       6.000%, 03/01/12              4,000       4,315
   Massachusetts State Bay
      Transportation Authority RB,
      Series D, GOA
       5.600%, 03/01/08              1,885       2,050
   Massachusetts State Bay
      Transportation Authority RB,
      Series A, MBIA
       5.000%, 03/01/18              3,000       2,977
       5.750%, 03/01/18              3,325       3,508
   Massachusetts State Educational
      Financing Authority RB,
      Series A, AMT, MBIA
       5.125%, 12/01/14              1,000         991
   Massachusetts State Educational
      Loan Authority RB, Issue E,
      Series B, AMT, AMBAC
       6.000%, 01/01/12                410         432
       6.300%, 07/01/12                870         927
   Massachusetts State GO,
      Pre-refunded @ 101 (A)
       5.750%, 06/01/06              3,000       3,304
   Massachusetts State GO,
      Series A
       5.500%, 02/01/11              3,500       3,666
   Massachusetts State GO,
      Series A, MBIA
       5.000%, 04/01/14              3,000       3,007
   Massachusetts State GO,
      Series B
       6.500%, 08/01/08              5,315       6,185
   Massachusetts State GO,
      Series B, FGIC
       5.500%, 11/01/07              1,000       1,082

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND (CONTINUED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MASSACHUSETTS (CONTINUED)
   Massachusetts State GO,
      Series B, MBIA
       5.400%, 11/01/07             $2,000    $  2,152
   Massachusetts State GO,
      Series B, Pre-refunded @ 102 (A)
       6.000%, 08/01/04              3,000       3,326
   Massachusetts State GO,
      Series B, Pre-refunded @ 102,
      FGIC (A)
       5.875%, 08/01/04              2,000       2,210
   Massachusetts State GO,
      Series C
       5.000%, 08/01/17              3,000       2,962
   Massachusetts State Health &
      Education Facilities Authority
      RB, Berklee College of Music,
      Series E, MBIA
       5.000%, 10/01/15                975         969
   Massachusetts State Health &
      Education Facilities Authority RB,
      Hallmark Health Systems,
      Series A, FSA
       5.000%, 07/01/12              1,000       1,004
   Massachusetts State Health &
      Education Facilities Authority
      RB, Partners Healthcare System,
      Series A, MBIA
       5.375%, 07/01/17              2,465       2,505
   Massachusetts State Health &
      Education Facilities RB,
      Catholic Health East, Series A,
      AMBAC
       5.000%, 11/15/18              2,000       1,960
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Baystate Medical Center
      Project, Series D, FGIC
       6.000%, 07/01/15              2,000       2,145
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Dana Farber Cancer
      Project, Series E
       6.250%, 10/01/09              1,000       1,075


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Dana Farber Cancer
      Project, Series F, FGIC
       6.000%, 12/01/15             $1,445    $  1,555
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Dana Farber Cancer
      Project, Series G-1
       6.250%, 12/01/09              1,175       1,288
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Emerson Hospital Project,
      Series D, FSA
       5.800%, 08/15/18              3,000       3,135
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Harvard University Project,
      Series M, GOI
       5.750%, 12/01/11              1,000       1,044
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Lahey Clinic Medical
      Center Project, Series B, MBIA
       5.625%, 07/01/15                500         521
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Massachusetts General
      Hospital, Series G, AMBAC
       5.375%, 07/01/11              2,000       2,068
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Newton-Wellesley Hospital
      Project, Issue E, MBIA
       5.875%, 07/01/15              3,000       3,206
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Northeastern University
      Project, Series E, MBIA
       6.500%, 10/01/12              1,000       1,101
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Smith College Project,
      Series D, GOI
       5.750%, 07/01/16              2,600       2,707

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MASSACHUSETTS (CONTINUED)
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Tufts University Project,
      Series F, FGIC
       5.950%, 08/15/18             $3,000    $  3,191
   Massachusetts State Health &
      Educational Facilities Authority
      RB, Williams College, Series F
       5.750%, 07/01/19              1,000       1,048
   Massachusetts State Health and
      Education Facilities Authority
      RB, Amherst College, Series G
       5.250%, 11/01/15              1,125       1,142
   Massachusetts State Housing
      Finance Agency RB, Rental
      Mortgage, Series C, AMT, AMBAC
       5.450%, 07/01/18              2,805       2,816
   Massachusetts State Housing
      Finance Agency RB, Residential
      Development Project,
      Series A, FNMA
       6.875%, 11/15/11              1,750       1,894
   Massachusetts State Housing
      Finance Agency RB, Series A,
      AMBAC
       6.300%, 10/01/13              4,950       5,278
   Massachusetts State Housing
      Finance Agency RB, Series A,
      MBIA
       5.850%, 12/01/08              1,245       1,335
       6.100%, 07/01/15              1,590       1,699
   Massachusetts State Housing
      Finance Agency RB, Single
      Family Housing Project,
      Series 14, FHA
       7.700%, 12/01/14              1,895       1,980
   Massachusetts State Industrial
      Finance Agency RB, Babson
      College Project, Series A
       5.375%, 10/01/17              1,000       1,014
   Massachusetts State Industrial
      Finance Agency RB, Babson
      College Project, Series A, MBIA
       6.375%, 10/01/09              1,000       1,095
       5.750%, 10/01/15              1,000       1,061


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Massachusetts State Industrial
      Finance Agency RB, College of
      Holy Cross, MBIA
       5.500%, 03/01/16             $1,500    $  1,560
   Massachusetts State Industrial
      Finance Agency RB, Worcester
      Polytechnical Institution, MBIA
       5.125%, 09/01/17              1,550       1,552
   Massachusetts State Municipal
      Wholesale Electric Company RB,
      Series B, MBIA
       6.750%, 07/01/05              1,000       1,104
   Massachusetts State Municipal
      Wholesale Electric Company RB,
      Series D, MBIA
       6.000%, 07/01/05              1,000       1,078
   Massachusetts State Municipal
      Wholesale Electric Company RB,
      Series E, MBIA
       6.000%, 07/01/11              2,500       2,678
   Massachusetts State Port Authority
      RB, Series A, AMT
       6.000%, 07/01/13              1,050       1,135
   Massachusetts State Port Authority
      RB, Series B, AMT
       5.250%, 07/01/14              1,385       1,406
       5.000%, 07/01/13              1,790       1,786
   Massachusetts State Resource
      Recovery Authority RB,
      Refusetech Project, Series A
       6.150%, 07/01/02                900         953
       6.300%, 07/01/05              1,000       1,071
   Massachusetts State Special
      Obligation RB, Series A
       5.500%, 06/01/07              2,000       2,118
       5.750%, 06/01/11              2,780       3,020
       5.750%, 06/01/12                700         760
       5.000%, 06/01/17                500         497
   Massachusetts State Turnpike
      Authority RB, Metropolitan
      Highway System,
      Series A, MBIA
       5.125%, 01/01/17              1,000       1,001

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  MASSACHUSETTS (CONTINUED)
   Massachusetts State Turnpike
      Authority RB, Metropolitan
      Highway System, Sub-
      Series B, MBIA
       5.250%, 01/01/17             $1,000    $  1,008
   Massachusetts State Turnpike
      Authority RB, Western Turnpike,
      Series A, MBIA
       5.550%, 01/01/17              2,000       2,016
   Massachusetts State Water
      Authority RB, Series B, MBIA
       5.500%, 03/01/17              3,500       3,592
   Massachusetts State Water
      Pollution Abatement Trust RB,
      New Bedford Project, Series A
       5.700%, 02/01/12              1,450       1,559
       5.700%, 02/01/15              3,000       3,184
   Massachusetts State Water
      Pollution Abatement Trust RB,
      Pooled Loan Program, Series 1
       5.600%, 08/01/13              2,090       2,197
   Massachusetts State Water
      Pollution Abatement Trust RB,
      Pooled Loan Program, Series 2
       6.125%, 02/01/07                730         820
   Massachusetts State Water
      Pollution Abatement Trust RB,
      Series A
       5.450%, 02/01/13              1,000       1,040
       5.250%, 08/01/14              1,000       1,029
   Massachusetts State Water
      Resource Authority RB,
      Series B, GOA
       5.875%, 11/01/04              1,000       1,084
       6.250%, 11/01/10              3,175       3,453
   Massachusetts State Water
      Resource Authority RB,
      Series C, GOA
       6.000%, 11/01/05              2,000       2,175
       6.000%, 12/01/11              2,000       2,280
   Mendon Upton Regional School
      District GO, FGIC
       5.500%, 06/01/15              1,405       1,466
       5.500%, 06/01/17              1,500       1,556


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Nantucket GO
       6.800%, 12/01/11             $1,425    $  1,576
   Nantucket GO, MBIA
       5.250%, 07/15/10              2,250       2,363
   Nantucket Islands Land Bank GO,
      Series E
       7.000%, 07/01/05              1,505       1,639
   Northampton GO, MBIA
       5.750%, 05/15/16                775         824
   Palmer GO, MBIA
       5.500%, 10/01/10              1,500       1,577
   Peabody GO, Series A
       5.000%, 08/01/13                310         310
       5.000%, 08/01/14                510         504
   Springfield GO, AMBAC
       5.300%, 08/01/11              1,000       1,044
       5.300%, 08/01/13              1,000       1,031
   Springfield GO, FSA
       5.000%, 09/01/11              1,885       1,925
   University of Lowell Building
      Authority RB, Fifth Series A,
      AMBAC
       5.625%, 11/01/14              3,000       3,165
   Uxbridge GO, MBIA
       5.400%, 11/15/16                750         773
   West Springfield GO, FGIC
       5.000%, 03/01/18              1,225       1,216
   Worcester GO, FSA
       6.250%, 10/01/08                430         477
   Worcester GO, Series G, MBIA
       5.300%, 07/01/15              1,000       1,024
                                              --------
                                               189,241
                                              --------
  PUERTO RICO -- 2.1%
   Puerto Rico Commonwealth
      GO, FSA
       5.500%, 07/01/13              1,000       1,044
   Puerto Rico Commonwealth
      GO, Series A
       6.000%, 07/01/06              1,000       1,071
   Puerto Rico Industrial, Tourist,
      Educational, Medical, &
      Environmental Control Facilities
      RB, International American
      University, Series A, MBIA
       5.250%, 10/01/12              1,000       1,044

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  PUERTO RICO (CONTINUED)
   Puerto Rico Refunding Public
      Improvement GO
       5.500%, 07/01/13             $1,000    $  1,060
                                              --------
                                                 4,219
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $185,021)                             193,460
                                              --------

REPURCHASE AGREEMENT -- 4.7%
   Paine Webber
      5.550%, dated 05/29/98,
      matures 06/01/98, repurchase
      price $9,744,087 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $9,924,039) (B)                9,740       9,740
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $9,740)                                 9,740
                                              --------
TOTAL INVESTMENTS -- 98.6%
   (Cost $194,761)                             203,200
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.4%                                   2,937
                                              --------


------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 19,784,525 outstanding
   shares of beneficial interest              $198,881
Accumulated net realized loss
   on investments                               (1,183)
Net unrealized appreciation
   on investments                                8,439
                                              --------
TOTAL NET ASSETS -- 100.0%                    $206,137
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.42
                                              ========

(A) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(B) TRI-PARTY REPURCHASE AGREEMENT
AMT--ALTERNATIVE MINIMUM TAX
GO--GENERAL OBLIGATION
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS SET FORTH IN THE STATEMENT OF NET ASSETS.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FHA--FEDERAL HOUSING ADMINISTRATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA--FINANCIAL SECURITY ASSURANCE
GOA--GENERAL OBLIGATION OF AUTHORITY
GOI--GENERAL OBLIGATION OF INSTITUTION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

GENERAL OBLIGATION BONDS                             23%
INDUSTRIAL DEVELOPMENT &
POLLUTION CONTROL BONDS                               4%
EDUCATION BONDS                                      11%
ALTERNATIVE MINIMUM TAX BONDS                         6%
HOUSING BONDS                                        11%
OTHER REVENUE BONDS                                   6%
HEALTH CARE BONDS                                     8%
CASH EQUIVALENTS                                      7%
PRE-REFUNDED SECURITIES                               3%
PUBLIC FACILITY BONDS                                 6%
TRANSPORTATION BONDS                                  6%
UTILITY BONDS                                         4%
WATER & SEWER BONDS                                   5%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
MUNICIPAL BONDS -- 91.4%
  RHODE ISLAND -- 75.8%
   Bristol County, Water
      Authority RB, MBIA
       5.200%, 12/01/14             $1,000    $  1,019
   Cranston GO, MBIA
       6.100%, 06/15/10              1,000       1,106
       6.100%, 06/15/15              1,500       1,644
   Cumberland GO, MBIA
       5.900%, 10/01/06                500         530
       5.100%, 09/01/14                500         506
   Exeter West Greenwich
      Regional School District
      GO, MBIA
       5.400%, 11/15/10              1,000       1,065
   Kent County, Water
      Authority RB, MBIA
       6.000%, 07/15/08                500         546
   North Providence GO,
      Series A, MBIA
       6.000%, 07/01/12              1,100       1,215
       6.050%, 07/01/13                500         553
   Pawtucket GO, FGIC
       5.625%, 04/15/07                750         800
       5.750%, 04/15/08                500         535


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Providence GO, FSA
       5.050%, 01/15/05             $1,090    $  1,131
       5.100%, 01/15/06              1,085       1,130
   Providence GO, Series A, FSA
       5.700%, 07/15/12              1,825       1,953
   Providence, Housing Development
      Authority RB, Barbara Jordan
      Apartments Project, Series A, MBIA
       6.500%, 07/01/09                425         461
   Providence, Public Building
      Authority GO, Series A, FSA
       5.400%, 12/15/11                500         524
   Providence, Public Building
      Authority RB, FSA
       5.250%, 12/15/14              1,500       1,532
   Rhode Island Depositors Economic
      Protection RB, Special Obligation,
      Series A, FSA
       5.750%, 08/01/14              1,000       1,101
   Rhode Island State Clean Water
      Agency RB, Safe Drinking Water
      Project, Series A, AMBAC
       6.500%, 01/01/09                500         562
   Rhode Island State Clean Water
      Agency RB, Series A, MBIA
       6.600%, 10/01/08                500         551
       6.750%, 10/01/13                500         552
   Rhode Island State Clean Water
      Agency RB, Water
      Protection, MBIA
       5.875%, 10/01/15                865         919
   Rhode Island State Convention
      Center Authority RB, Series A,
      AMBAC
       5.500%, 05/15/13              1,000       1,047
   Rhode Island State Depositor's
      Economic Protection Agency RB,
      Series A, FSA
       6.500%, 08/01/07                500         576
   Rhode Island State Depositor's
      Economic Protection Agency RB,
      Series B, MBIA
       5.800%, 08/01/12              1,000       1,104

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  RHODE ISLAND (CONTINUED)
   Rhode Island State Health &
      Education RB, Brown University
       5.000%, 09/01/15             $1,000    $    999
       5.000%, 09/01/16              1,000         999
       5.000%, 09/01/17              1,000         993
   Rhode Island State Health &
      Educational Building RB
       4.750%, 09/01/14              1,215       1,186
   Rhode Island State Health &
      Educational Building RB, Kent
      Hospital Project, MBIA
       7.000%, 07/01/10                500         547
   Rhode Island State Health &
      Educational Building RB,
      Landmark Medical Project, FSA
       5.600%, 10/01/12              1,000       1,046
   Rhode Island State Health &
      Educational Building RB, New
      England Institutional Project,
      CONLEE
       5.900%, 03/01/10                400         423
   Rhode Island State Health &
      Educational Building RB,
      Rhode Island School
      MBIA
       5.625%, 06/01/16              2,000       2,098
   Rhode Island State Health &
      Educational Building RB,
      Roger Williams Hospital Project
       7.750%, 07/01/16              1,000       1,073
       5.250%, 11/15/16              1,000       1,016
   Rhode Island State Health &
      Educational Building RB,
      Roger Williams Hospital
      Project, CONLEE
       6.500%, 11/15/08                500         551
   Rhode Island State Health &
      Educational Building RB,
      Roger Williams Hospital
      Project, Pre-refunded @ 102,
      CONLEE (B)
       7.200%, 11/15/04              1,500       1,770
   Rhode Island State Health &
      Educational Building RB,
      Salve Regina Project, CONLEE
       6.200%, 03/15/08              1,000       1,083


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Rhode Island State Housing &
      Mortgage Finance RB
       5.550%, 04/01/17             $  500    $    509
   Rhode Island State Housing &
      Mortgage Finance RB, Series 13
       6.700%, 10/01/15              2,000       2,163
   Rhode Island State Housing &
      Mortgage Finance RB, Series 19A
       5.700%, 04/01/15              1,500       1,543
   Rhode Island State Housing &
      Mortgage Finance RB, Series 2
       7.700%, 10/01/10                500         523
   Rhode Island State Housing &
      Mortgage Finance RB,
      Series 7B, AMT
       6.700%, 10/01/12                750         804
   Rhode Island State Housing &
      Mortgage Finance RB,
      Series A, LOC
       5.650%, 10/01/07              1,000       1,040
   Rhode Island State Housing &
      Mortgage Finance RB,
      Series E-1, AMT, FHA
       7.500%, 10/01/11                935         993
   Rhode Island State Industrial
      Facilities RB
       6.000%, 11/01/14              2,250       2,396
   Rhode Island State Industrial
      Facilities RB, AMT, LOC
       6.500%, 03/01/14                500         534
   Rhode Island State Port
      Authority & Economic
      Development RB, Shepard
      Building Project, Series B,
      Pre-refunded @ 102,
      AMBAC (B)
       6.500%, 06/01/04                500         567
       6.750%, 06/01/04                515         590
   Rhode Island State Public
      Projects RB, Series A
       5.250%, 02/01/10              1,000       1,045
   Rhode Island State Student
      Loan Authority RB, Series A, LOC
       6.550%, 12/01/00                500         526

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND  (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
  RHODE ISLAND (CONTINUED)
   Rhode Island State Student
      Loan Authority RB, Series B, AMT
       7.000%, 12/01/04             $1,390    $  1,501
   Rhode Island State Student
      Loan Authority RB, Series B,
      AMT, LOC
       6.850%, 12/01/02                500         541
   Rhode Island State Turnpike &
      Bridge Authority RB
       5.000%, 12/01/11              1,000       1,004
       5.350%, 12/01/17              2,130       2,146
   Villa Excelsior, Housing
      Development Mortgages RB, MBIA
       6.650%, 07/01/12                470         510
   Warwick GO, Series A, FGIC
       5.000%, 03/01/15              1,180       1,173
       5.000%, 03/01/16              1,205       1,193
   Westerly GO, AMBAC
       5.850%, 09/15/08                450         485
                                              --------
                                                58,232
                                              --------
  PUERTO RICO -- 15.6%
   Puerto Rico Commonwealth GO
       5.750%, 07/01/17             $1,000    $  1,062
   Puerto Rico Commonwealth
      GO (A)
       4.850%, 07/01/14              3,500       1,571
   Puerto Rico Electric Power
      Authority RB
       5.500%, 07/01/16              3,000       3,090
   Puerto Rico Highway &
      Transportation Authority
      RB, Series V
       6.375%, 07/01/07              1,135       1,226
   Puerto Rico Industrial, Medical
      & Environmental Pollution
      Control RB, PepsiCo Project,
      Series A
       6.250%, 11/15/13                500         549


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   Puerto Rico Industrial, Tourist,
      Educational, Medical, &
      Environmental Control Facilities
      RB, International American
      University, Series A, MBIA
       5.250%, 10/01/12            $   360    $    376
       5.375%, 10/01/13              1,550       1,627
       5.500%, 10/01/14                350         368
   Puerto Rico Public Education &
      Health Facilities RB,
      Series M, CGTD
       5.750%, 07/01/15              2,000       2,082
                                              --------
                                                11,951
                                              --------
TOTAL MUNICIPAL BONDS
   (Cost $66,929)                               70,183
                                              --------

CASH EQUIVALENTS -- 2.6%
   Federated Tax-Free Money
      Market Fund                    1,000       1,000
   Fidelity Tax-Exempt Money
      Market Fund                    1,000       1,000
                                              --------
TOTAL CASH EQUIVALENTS
   (Cost $2,000)                                 2,000
                                              --------

REPURCHASE AGREEMENT -- 4.9%
   Paine Webber
      5.550%, dated 05/29/98,
      matures 06/01/98, repurchase
      price $3,792,058 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $3,867,831) (C)                3,790       3,790
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $3,790)                                 3,790
                                              --------
TOTAL INVESTMENTS -- 98.9%
   (Cost $72,719)                               75,973
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 1.1%                                     824
                                              --------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                                VALUE (000)
------------------------------------------------------
NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 7,229,802 outstanding
   shares of beneficial interest               $73,464
Accumulated net realized gain
   on investments                                   79
Net unrealized appreciation
   on investments                                3,254
                                               -------
TOTAL NET ASSETS -- 100.0%                     $76,797
                                               =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $10.62
                                               =======



(A) ZERO COUPON BOND. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF MAY 31, 1998.
(B) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) TRI-PARTY REPURCHASE AGREEMENT
AMT--ALTERNATIVE MINIMUM TAX
GO--GENERAL OBLIGATION
LOC--SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
     COMMERCIAL BANK OR OTHER FINANCIAL INSTITUTION.
RB--REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES SET FORTH IN THE STATEMENT OF NET ASSETS.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
CGTD--COMMONWEALTH GUARANTEED
CONLEE--COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
FHA--FEDERAL HOUSING ADMINISTRATION
FSA--FINANCIAL SECURITY ASSURANCE
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

CASH EQUIVALENTS                                                         6%
COMMON STOCKS                                                           52%
ASSET-BACKED SECURITIES                                                  3%
CORPORATE OBLIGATIONS                                                   10%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS                              4%
U.S. TREASURY OBLIGATIONS                                               21%
U.S. GOVERNMENT AGENCY OBLIGATIONS                                       4%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
COMMON STOCKS -- 51.4%
  AIR TRANSPORTATION -- 2.1%
   AMR*                              7,000     $ 1,078
                                               -------
  BASIC INDUSTRIES -- 0.9%
   Corning                           3,100         122
   Willamette Industries             9,000         309
                                               -------
                                                   431
                                               -------
  BROADCASTING, NEWSPAPERS &
     ADVERTISING -- 0.6%
   Comcast, Cl A                     4,200         144
   Tele-Communications, Cl A*        4,200         144
                                               -------
                                                   288
                                               -------
  CAPITAL GOODS/CONSTRUCTION-- 5.7%
   Applied Materials*                2,000          64
   Dover                            16,000         600
   General Electric                  9,000         750
   Molex                             8,000         223
   Raytheon Company, Cl B            6,000         328
   W.W. Grainger                     8,500         897
                                               -------
                                                 2,862
                                               -------


------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  CONSUMER NON-DURABLES/
     WHOLESALE TRADE -- 3.9%
   Colgate-Palmolive                 1,700     $   148
   Nestle, ADR                      12,000       1,287
   Procter & Gamble                  6,200         520
                                               -------
                                                 1,955
                                               -------
  DRUGS -- 1.0%
   Alza, Cl A*                       2,200         106
   Centocor*                         4,000         156
   Novartis*                         2,700         229
                                               -------
                                                   491
                                               -------
  ENERGY -- 5.3%
   Baker Hughes                     16,500         594
   El Paso Natural Gas               4,800         185
   Exxon                             6,500         458
   Mobil                             7,300         569
   Schlumberger                     11,150         870
                                               -------
                                                 2,676
                                               -------
  ENTERTAINMENT -- 0.3%
   Mirage Resorts*                   7,800         162
                                               -------
  FINANCIAL SERVICES -- 5.9%
   BankAmerica                       6,000         496
   Citicorp                          2,500         373
   Equitable                         4,400         303
   Fannie Mae                        6,500         389
   Nationsbank                       3,400         258
   Norwest                          29,000       1,127
                                               -------
                                                 2,946
                                               -------
  FOOD, BEVERAGE & TOBACCO -- 0.6%
   Campbell Soup                     2,200         120
   Nabisco Holdings, Cl A            3,600         167
                                               -------
                                                   287
                                               -------
  HEALTH CARE -- 4.3%
   Genzyme*                         19,000         520
   Johnson & Johnson                12,000         829
   Merck                             7,000         819
                                               -------
                                                 2,168
                                               -------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                         SHARES VALUE (000)
------------------------------------------------------
  INSURANCE -- 4.3%
   Allstate                         10,000     $   941
   American International Group      9,000       1,114
   Exel                              1,500         113
                                               -------
                                                 2,168
                                               -------
  MEDICAL PRODUCTS & SERVICES-- 2.2%
   Boston Scientific*                9,300         593
   Elan, ADR*                        5,400         330
   Medtronic                         3,500         195
                                               -------
                                                 1,118
                                               -------
  MISCELLANEOUS BUSINESS SERVICES-- 1.2%
   DST Systems*                      5,300         280
   Parametric Technology*            4,100         126
   Sterling Commerce*                4,400         175
                                               -------
                                                   581
                                               -------
  REAL ESTATE INVESTMENT TRUSTS -- 0.3%
   Camden Property Trust             4,800         147
                                               -------
  RETAIL -- 1.5%
   Costco*                           2,500         145
   CVS 3,600                           253
   Estee Lauder                      3,500         224
   Wal-Mart Stores                   2,800         155
                                               -------
                                                   777
                                               -------
  SPECIALTY MACHINERY -- 0.5%
   U.S. Filter*                      9,100         277
                                               -------
  TECHNOLOGY -- 5.7%
   Analog Devices*                   7,800         193
   Cambridge Technology Partners*    5,500         276
   Cisco Systems*                    2,600         197
   Computer Associates
      International                 16,500         866
   Hewlett Packard                   3,500         217
   Lucent Technologies              15,500       1,100
                                               -------
                                                 2,849
                                               -------

------------------------------------------------------
DESCRIPTION               SHARES/PAR (000) VALUE (000)
------------------------------------------------------
  TELEPHONES &
     TELECOMMUNICATIONS -- 3.5%
   Airtouch Communications*          4,400     $   210
   Ericsson Telephone, ADR          25,000         697
   SBC Communications               22,000         855
                                               -------
                                                 1,762
                                               -------
  WHOLESALE -- 1.6%
   Sysco                            35,000         816
                                               -------
TOTAL COMMON STOCKS
   (Cost $18,021)                               25,839
                                               -------

PREFERRED STOCK -- 0.4%
   Hartford Capital II               8,000         211
                                               -------
TOTAL PREFERRED STOCK
   (Cost $200)                                     211
                                               -------

U.S. TREASURY OBLIGATIONS -- 21.1%
   U.S. Treasury Bonds
       7.250%, 05/15/16             $1,500       1,730
       8.125%, 08/15/19                100         127
       7.250%, 08/15/22                500         586
       7.125%, 02/15/23                300         347
       6.125%, 11/15/27                500         523
   U.S. Treasury Notes
       5.875%, 10/31/98                600         601
       5.000%, 01/31/99                100         100
       5.500%, 02/29/00                500         500
       5.500%, 04/15/00                200         200
       6.250%, 05/31/00                500         507
       6.125%, 07/31/00                400         405
       6.125%, 09/30/00              1,000       1,013
       5.625%, 11/30/00                365         366
       6.250%, 02/28/02                500         511
       6.250%, 06/30/02              1,000       1,023
       5.750%, 11/30/02              1,000       1,005
       6.500%, 08/15/05                500         525
       6.125%, 08/15/07                500         516
                                               -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $10,367)                               10,585
                                               -------

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 ASSET ALLOCATION FUND (CONCLUDED)
------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.5%
   Federal National Mortgage
      Association
       5.750%, 04/15/03               $500     $   500
   Federal National Mortgage
      Association, MTN
       7.070%, 06/25/01                500         507
       7.240%, 01/04/07                500         508
   Private Export Funding Corporation
       8.400%, 07/31/01                 25          27
   Tennessee Valley Authority
      Principal STRIPS (A)
       7.813%, 04/15/42                500         220
                                               -------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $1,700)                                 1,762
                                               -------

U.S. GOVERNMENT MORTGAGE-
  BACKED OBLIGATIONS -- 4.2%
   Federal National Mortgage
      Association
       6.500%, 03/01/11                497         500
       6.500%, 05/01/28                990         984
   Federal National Mortgage
      Association (B)
       6.000%, 07/25/13                500         493
   Government National Mortgage
      Association
       7.500%, 06/15/23                156         161
                                               -------
TOTAL U.S. GOVERNMENT MORTGAGE-
   BACKED OBLIGATIONS
   (Cost $2,122)                                 2,138
                                               -------

CORPORATE OBLIGATIONS -- 9.4%
  FINANCIAL SERVICES -- 5.7%
   Allstate, CP
       5.875%, 06/15/98                100         100
   Chase Manhattan
       8.000%, 06/15/99                200         204
   Chrysler Financial
       6.230%, 07/17/98                320         320
   Ford Motor Credit
       6.750%, 05/15/05                100         103


------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
   General Motors Acceptance
       6.625%, 10/01/02            $   200     $   203
   Morgan Stanley, Dean Witter,
      Discover & Company
       6.375%, 08/01/02              1,000       1,007
   Reliastar Financial
       7.125%, 03/01/03                500         515
   Safeco
       6.875%, 07/15/07                410         424
                                               -------
                                                 2,876
                                               -------
  INDUSTRIAL -- 3.7%
   Burlington North
       9.250%, 10/01/06                250         295
   Ford Motor
       7.250%, 10/01/08                250         268
   H.J. Heinz
       6.000%, 03/15/08                500         497
   Sears Roebuck
       6.250%, 01/15/04                500         502
   Trans-Canada Pipelines, YB
       9.125%, 04/20/06                250         291
                                               -------
                                                 1,853
                                               -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $4,665)                                 4,729
                                               -------

ASSET-BACKED SECURITIES -- 3.3%
   Ford Credit Grantor Trust,
      Series 1994-B, Class A
       7.300%, 10/15/99                  9          10
   PNC Student Loan Trust I,
      Series 1997-2, Class A6
       6.572%, 01/25/04                600         613
   Premier Auto Trust,
      Series 1993-4, Class A2
       4.650%, 02/02/99                  3           4
   Sears Credit Account Master Trust,
      Series 1996-4, Class A
       6.450%, 10/15/06                500         506
   Sears Credit Account Master Trust,
      Series 1997-1, Class A
       6.200%, 07/16/07                500         507
                                               -------
TOTAL ASSET-BACKED SECURITIES
   (Cost $1,609)                                 1,640
                                               -------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                      PAR (000) VALUE (000)
------------------------------------------------------
REPURCHASE AGREEMENT -- 6.4%
   Paine Webber
      5.550%, dated 05/29/98,
      matures 06/01/98, repurchase
      price $3,216,088 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $3,282,567) (C)               $3,215     $ 3,215
                                               -------
TOTAL REPURCHASE AGREEMENT
   (Cost $3,215)                                 3,215
                                               -------
TOTAL INVESTMENTS -- 99.7%
   (Cost $41,899)                               50,119
                                               -------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.3%                                     164
                                               -------

NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 3,315,859 outstanding
   shares of beneficial interest                40,769
Undistributed net investment income                295
Accumulated net realized gain
   on investments                                  999
Net unrealized appreciation
   on investments                                8,220
                                               -------
TOTAL NET ASSETS -- 100.0%                     $50,283
                                               =======
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $15.16
                                               =======



------------------------------------------------------

------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
(A) ZERO COUPON SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE RATE AS OF MAY 31, 1998.
(B) WHEN ISSUED SECURITY
(C) TRI-PARTY REPURCHASE AGREEMENT
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
CP--COMMERCIAL PAPER
MTN--MEDIUM TERM NOTE
STRIPS--SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITIES
YB--YANKEE BOND


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

CAPITAL GOODS/CONSTRUCTION                                     2%
CONSUMER DURABLES                                              6%
CONSUMER NON-DURABLES                                          4%
ENERGY                                                        10%
ENTERTAINMENT                                                  2%
FINANCIAL SERVICES                                             5%
HEALTH CARE                                                    8%
INSURANCE                                                      7%
MEDICAL PRODUCTS & SERVICES                                    5%
MERCHANDISE STORES                                             8%
MISCELLANEOUS BUSINESS SERVICES                                2%
RESTAURANTS                                                   10%
TECHNOLOGY                                                    23%
CASH EQUIVALENTS                                               5%
BASIC INDUSTRIES                                               3%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
COMMON STOCKS -- 95.2%
  BASIC INDUSTRIES -- 2.8%
   Corning                          50,000    $  1,972
   Crown Cork & Seal               100,000       5,187
   Monsanto                        150,000       8,306
                                              --------
                                                15,465
                                              --------
  BROADCASTING, NEWSPAPERS
     & ADVERTISING -- 0.4%
   Univision Communications*        70,000       2,432
                                              --------
  CAPITAL GOODS/CONSTRUCTION -- 2.5%
   General Electric                 80,000       6,670
   Hardinge                        109,375       4,320
   Owens-Illinois*                  66,200       2,975
                                              --------
                                                13,965
                                              --------
  CONSUMER DURABLES -- 5.7%
   Cintas                          100,000       4,569
   Newell                          125,000       6,031
   Rentokil Group                3,000,000      20,923
                                              --------
                                                31,523
                                              --------


------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
  CONSUMER NON-DURABLES -- 3.8%
   Coca Cola                       158,112    $ 12,392
   Gillette                         60,000       7,027
   Northland Cranberries           116,000       1,834
                                              --------
                                                21,253
                                              --------
  ENERGY -- 9.5%
   El Paso Natural Gas             100,000       3,862
   Enron                           150,000       7,519
   Exxon                           150,000      10,575
   Mobil                           100,000       7,800
   Royal Dutch Petroleum ADR       200,000      11,212
   Schlumberger                    150,000      11,709
                                              --------
                                                52,677
                                              --------
  ENTERTAINMENT -- 2.5%
   Walt Disney                     120,000      13,575
                                              --------
  FINANCIAL SERVICES -- 4.6%
   BankAmerica                     100,000       8,269
   Espirito Santo Financial Group  250,000       6,359
   Household International          50,000       6,766
   Litchfield Financial*           178,500       4,105
                                              --------
                                                25,499
                                              --------
  HEALTH CARE -- 8.7%
   Abbott Laboratories              84,633       6,279
   Aviron*                         100,000       2,800
   Cardinal Health                 100,000       8,912
   Eli Lilly                       100,000       6,144
   Guidant                         100,000       6,444
   Johnson & Johnson               100,000       6,906
   Pfizer                          100,000      10,481
                                              --------
                                                47,966
                                              --------
  INSURANCE -- 7.0%
   Allstate                        100,000       9,412
   American International Group     60,000       7,429
   Chubb                            50,000       3,978
   St. Paul                        200,000       8,875
   Travelers                       150,000       9,150
                                              --------
                                                38,844
                                              --------

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
  MEDICAL PRODUCTS & SERVICES -- 5.2%
   Boston Scientific*              110,000    $  7,013
   Medtronic                       200,000      11,125
   Sofamor/Danek Group*            125,325      10,418
                                              --------
                                                28,556
                                              --------
  MERCHANDISE STORES -- 7.7%
   Bed Bath & Beyond*              300,000      15,056
   GrandVision                     200,000       8,110
   Home Depot                      250,000      19,641
                                              --------
                                                42,807
                                              --------
  MISCELLANEOUS BUSINESS SERVICES -- 1.7%
   DST Systems*                    100,000       5,288
   Peoplesoft*                     100,000       4,369
                                              --------
                                                 9,657
                                              --------
  RESTAURANTS -- 10.1%
   Outback Steakhouse*              70,000       2,581
   Papa John's International*      228,000       9,491
   Pizza Express                 1,381,000      19,134
   Rainforest Cafe*                480,000       6,675
   Wetherspoon J.D.              3,525,000      18,039
                                              --------
                                                55,920
                                              --------
  TECHNOLOGY -- 23.0%
   Cambridge Technology Partners*  279,000      13,994
   Cisco Systems*                  112,500       8,508
   Hewlett Packard                 150,000       9,319
   Intel                           190,000      13,573
   Microsoft*                      220,000      18,659
   SAP AG                           90,000      49,809
   Security Dynamics
      Technologies*                150,000       3,169
   Texas Instruments               200,000      10,275
                                              --------
                                               127,306
                                              --------
TOTAL COMMON STOCKS
   (Cost $268,994)                             527,445
                                              --------


------------------------------------------------------
DESCRIPTION                     PAR (000)  VALUE (000)
------------------------------------------------------
REPURCHASE AGREEMENT -- 4.7%
   Paine Webber
      5.550%, dated 05/29/98,
      matures 06/01/98,
      repurchase price $25,877,262
      (collateralized by
      U.S. Treasury Instruments:
      total market value
      $26,387,766) (A)             $25,865    $ 25,865
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $25,865)                               25,865
                                              --------
TOTAL INVESTMENTS -- 99.9%
   (Cost $294,859)                             553,310
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- 0.1%                                     687
                                              --------

NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 25,507,549 outstanding
   shares of beneficial interest               293,755
Accumulated net realized gain
   on investments                                1,791
Net unrealized appreciation
   on investments                              258,451
                                              --------
TOTAL NET ASSETS -- 100.0%                    $553,997
                                              ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $21.72
                                              ========

* NON-INCOME PRODUCING SECURITY
(A) TRI-PARTY REPURCHASE AGREEMENT
ADR--AMERICAN DEPOSITORY RECEIPT


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 GROWTH FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

BASIC INDUSTRIES                                                    1%
BROADCASTING, NEWSPAPERS, & ADVERTISING                             1%
CAPITAL GOODS/MACHINERY                                             2%
CHEMICALS                                                           1%
CONSUMER DURABLES                                                   7%
CONSUMER NON-DURABLES                                               3%
ENERGY                                                              9%
FINANCIAL SERVICES                                                  4%
HEALTH CARE                                                         9%
INSURANCE                                                           5%
MEDICAL PRODUCTS & SERVICES                                         7%
MERCHANDISE STORES                                                  5%
MISCELLANEOUS BUSINESS SERVICES                                     6%
RESTAURANTS                                                        15%
TECHNOLOGY                                                         21%
TELEPHONES & TELECOMMUNICATIONS                                     1%
CASH EQUIVALENTS                                                    3%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
COMMON STOCKS -- 98.2%
  AIR TRANSPORTATION -- 0.5%
   Virgin Express Holdings*         70,000    $  1,208
                                              --------
  BASIC INDUSTRIES -- 0.6%
   Sealed Air*                      28,050       1,501
                                              --------
  BROADCASTING, NEWSPAPERS &
    ADVERTISING -- 0.8%
   Scandinavian Broadcasting*       28,000         861
   Univision Communications*        36,000       1,251
                                              --------
                                                 2,112
                                              --------
  CAPITAL GOODS/MACHINERY -- 5.1%
   Hardinge                         50,000       1,975
   Manitowoc                       100,000       4,100
   Rentokil Group                1,000,000       6,974
                                              --------
                                                13,049
                                              --------
  CHEMICALS -- 1.0%
   Macdermid                        60,000       2,460
                                              --------


------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
  CONSUMER DURABLES -- 4.1%
   Cintas                          100,000    $  4,569
   Danaher                          25,000       1,808
   Miller Herman                   147,600       4,087
                                              --------
                                                10,464
                                              --------
  CONSUMER NON-DURABLES -- 3.2%
   Northland Cranberries           250,000       3,953
   Robert Half International*       84,675       4,287
                                              --------
                                                 8,240
                                              --------
  ENERGY -- 8.9%
   Basin Exploration*              250,000       3,938
   Cal Dive International*          30,000       1,016
   Callon Petroleum*               115,000       1,898
   Domain Energy*                  146,000       1,752
   Global Marine*                  112,000       2,499
   Helmerich & Payne                32,400         818
   Petsec Energy*                  150,000       2,531
   Seagull Energy*                  51,100         846
   St. Mary Land & Exploration     120,000       3,270
   Stone Energy*                   100,000       3,544
   Tosco                            21,900         695
                                              --------
                                                22,807
                                              --------
  FINANCIAL SERVICES -- 3.9%
   Espirito Santo Financial Group   80,000       2,035
   Euronet Services*                92,200         547
   Fifth Third Bancorp              20,502       1,010
   Household International          20,000       2,706
   MBNA                             35,718       1,132
   Star Banc                        42,600       2,599
                                              --------
                                                10,029
                                              --------
  HEALTH CARE -- 8.8%
   Arterial Vascular*              120,000       3,709
   Aviron*                          50,000       1,400
   Biosite Diagnostics*             70,000         858
   Boston Biomedica*                 7,000          34
   Dentsply International           95,000       3,206
   Enamelon*                       155,000       1,569
   Healthsouth Rehabilitation*      21,800         619
   Omnicare                        100,000       3,506
   Sabratek*                       125,000       3,281

                                                               BOSTON 1784 FUNDS

================================================================================

------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
  HEALTH CARE (CONTINUED)
   Sangstat Medical*               100,000    $  2,625
   Twinlab*                         50,000       1,856
                                              --------
                                                22,663
                                              --------
  INSURANCE -- 5.3%
   American International Group     15,262       1,890
   Executive Risk                   30,000       1,888
   First Health Group, Cl A*        75,000       4,261
   MGIC Investment                  43,650       2,616
   Travelers                        50,000       3,050
                                              --------
                                                13,705
                                              --------
  MEDICAL PRODUCTS & SERVICES-- 7.2%
   Alternative Living Services*     75,000       2,034
   Boston Scientific*              100,000       6,375
   Sofamor/Danek Group*             43,050       3,579
   Symphonix Devices*              100,000       1,050
   Theragenics*                    200,000       5,575
                                              --------
                                                18,613
                                              --------
  MERCHANDISE STORES -- 4.8%
   Bed Bath & Beyond*              210,500      10,565
   GrandVision                      48,000       1,946
                                              --------
                                                12,511
                                              --------
  MISCELLANEOUS BUSINESS SERVICES -- 5.5%
   Aspect Development*             145,000       8,292
   Avant!*                         150,000       3,853
   DST Systems*                     30,000       1,586
   Pierce Leahy*                    17,000         442
                                              --------
                                                14,173
                                              --------
  RESTAURANTS -- 15.7%
   Famous Dave's of America*       250,000       1,484
   Pizza Express                   779,000      10,793
   Rainforest Cafe*                380,000       5,284
   Telepizza                     1,000,000      10,066
   Wetherspoon J.D.              2,500,000      12,794
                                              --------
                                                40,421
                                              --------


------------------------------------------------------
DESCRIPTION              SHARES/PAR (000)  VALUE (000)
------------------------------------------------------
  TECHNOLOGY -- 21.0%
   Analog Devices*                  73,900    $  1,824
   Applied Graphics
      Technologies*                125,000       6,031
   Barringer Technologies
      Warrant*                      25,000          20
   Barringer Technologies*          25,000         263
   Cambridge Technology
      Partners*                    150,000       7,524
   Data Dimensions*                 75,000       1,059
   I2 Technologies*                 50,000       2,978
   Leitch Technology               150,000       2,894
   Qlogic*                         125,000       5,063
   SAP AG                           25,000      13,836
   Schawk                          122,000       1,830
   Security Dynamics
      Technologies*                 65,000       1,373
   Visio*                          200,000       9,375
                                              --------
                                                54,070
                                              --------
  TELEPHONES &
     TELECOMMUNICATIONS -- 1.3%
   Paging Network*                 150,000       2,053
   PLD Telekom*                    200,000       1,406
                                              --------
                                                 3,459
                                              --------
  UTILITIES -- 0.5%
   AES*                             27,400       1,303
                                              --------
TOTAL COMMON STOCKS
   (Cost $181,901)                             252,788
                                              --------

REPURCHASE AGREEMENT -- 3.3%
   Paine Webber
      5.550%, dated 05/29/98, matures
      06/01/98, repurchase price
      $8,634,064 (collateralized by
      U.S. Treasury Instruments:
      total market value
      $8,804,404) (A)               $8,630       8,630
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $8,630)                                 8,630
                                              --------

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 GROWTH FUND (CONCLUDED)
-------------------------------------------------------
DESCRIPTION                                 VALUE (000)
-------------------------------------------------------
TOTAL INVESTMENTS -- 101.5%
   (Cost $190,531)                            $261,418
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- (1.5%)                                (3,868)
                                              --------

NET ASSETS:
Capital Shares (unlimited
   authorization -- no par
   value) based on 19,915,680
   outstanding shares of
   beneficial interest                         180,334
Distributions in excess of
   net investment income                            (1)
Accumulated net realized gain
   on investments                                6,330
Net unrealized appreciation
   on investments                               70,887
                                              --------
TOTAL NET ASSETS -- 100.0%                    $257,550
                                              ========


-------------------------------------------------------
DESCRIPTION                                     VALUE
-------------------------------------------------------
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                   $12.93
                                              ========

* NON-INCOME PRODUCING SECURITY
(A) TRI-PARTY REPURCHASE AGREEMENT
CL--CLASS


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================


BOSTON 1784 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

[PIE CHART OMITTED--PLOT POINTS AS FOLLOWS:]

FRANCE                                     12%
GERMANY                                    10%
JAPAN                                      10%
NETHERLANDS                                 9%
SWITZERLAND                                 9%
UNITED KINGDOM                             16%
OTHER EUROPE                               19%
EMERGING MARKETS                            6%
UNITED STATES                               5%
CANADA                                      4%

% OF TOTAL PORTFOLIO INVESTMENTS
------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
FOREIGN COMMON STOCKS -- 95.4%
  CANADA -- 3.9%
   Bank of Nova Scotia             237,920    $  6,371
   Hudson Bay                      110,000       2,432
   Loblaw                           21,100         464
   Newcourt Credit Group            88,200       4,330
   Northern Telecom                 51,320       3,287
   Northern Telecom, ADR            20,220       1,294
                                              --------
                                                18,178
                                              --------
  CHILE -- 0.2%
   Compania Cervecerias
      Unidas, ADR                   32,850         788
                                              --------
  CHINA -- 0.3%
   Guangdong Kelon Electric
      Holding                    1,406,000       1,343
                                              --------
  FINLAND -- 1.6%
   Nokia Oyj, Series A              88,974       5,858
   Orion-Yhtyma, Series B           59,500       1,783
                                              --------
                                                 7,641
                                              --------
  FRANCE -- 11.9%
   Accor                            32,610       8,944
   Alcatel Alsthom                  44,302       9,478
   Atos (A)                         32,232       5,926

------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
   Axa UAP                          54,336    $  6,185
   Cap Gemini                       48,889       7,297
   Credit Commerical de France      28,500       2,173
   Promodes                          6,429       3,131
   Rhone Poulenc, Series A         130,000       7,214
   Synthelabo                       34,691       5,758
                                              --------
                                                56,106
                                              --------
  GERMANY -- 10.6%
   Adidas                           46,441       8,199
   Allianz                          27,147       8,581
   Bayerische Vereinsbank           35,000       2,933
   Deutsche Bank                    95,214       8,196
   Deutsche Pfandbrief &
      Hypothekenbank                78,711       6,299
   Muenchener Rueckversicherungs-
      Gesellschaft                   8,042       3,653
   SAP AG                           18,442       9,530
   Volkswagen                        2,800       2,271
                                              --------
                                                49,662
                                              --------
  HUNGARY -- 0.4%
   Gedeon Richter, GDR              20,000       1,691
                                              --------
  INDONESIA -- 0.0%
   PT Indofood Sukses Makmur       140,000          20
                                              --------
  IRELAND -- 1.5%
   Bank of Ireland                 250,000       4,694
   CBT Group ADR                    50,000       2,487
                                              --------
                                                 7,181
                                              --------
  ITALY -- 5.6%
   Credito Italiano              1,759,453       9,808
   ENI                             382,595       2,704
   Istituto Nazionale delle
      Assicurazioni              2,090,000       6,505
   Telecom Italia                  938,156       7,085
                                              --------
                                                26,102
                                              --------
  JAPAN -- 10.3%
   Advantest                        31,900       1,971
   Fujitsu                         376,000       4,316
   Long-Term Credit Bank
      of Japan                   2,300,000       3,337
   Matsushita Communications       115,000       3,238

AS OF MAY 31, 1998
STATEMENT OF NET ASSETS
================================================================================

BOSTON 1784 INTERNATIONAL EQUITY FUND (CONCLUDED)
------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
  JAPAN (CONTINUED)
   NEC                             370,000    $  3,766
   Nichiei                          51,700       3,471
   Nikko Securities                580,000       1,826
   Nippon Telegraph & Telephone        450       3,703
   NTT Data                            107       4,295
   Orix                             46,000       2,992
   Ricoh                           515,000       5,562
   Rohm                             73,000       7,589
   Shinko Electric Industries       59,000       2,479
                                              --------
                                                48,545
                                              --------
  MEXICO -- 2.7%
   Cemex, ADR (A)                  357,900       3,483
   Coca-Cola Femsa, ADR            219,000       3,723
   Consorcio ARA SA                306,000       1,177
   Fomento Economico
      Mexicano, ADR (A)            104,600       3,452
   Kimberly-Clark de Mexico,
      Series A                     240,500         980
                                              --------
                                                12,815
                                              --------
  NETHERLANDS -- 9.5%
   Benckiser, Series B (A)          71,000       4,031
   Getronics                       204,904      10,187
   Hunter Douglas                  103,868       5,293
   Koninklijke Ahold               138,453       4,371
   Numico NV                       147,684       5,191
   Nutreco Holding NV               65,000       2,294
   Philips Electronics              79,600       7,563
   Randstad Holdings               101,302       5,631
                                              --------
                                                44,561
                                              --------
  NORWAY -- 1.1%
   Petroleum-Geo Services (A)       31,902       2,104
   Tomra Systems                    91,122       2,830
                                              --------
                                                 4,934
                                              --------
  POLAND -- 0.0%
   Mostostal Export                  2,740           5
                                              --------


------------------------------------------------------
DESCRIPTION                        SHARES  VALUE (000)
------------------------------------------------------
  PORTUGAL -- 2.7%
   Banco Comercial Portugues       267,372    $  8,856
   Electricidade de Portugal       136,542       3,589
                                              --------
                                                12,445
                                              --------
  SOUTH AFRICA -- 0.7%
   Liberty Life of Africa          127,200       3,532
                                              --------
  SPAIN -- 2.6%
   Banco Central
      Hispanoamericano              86,625       2,839
   Centros Comerciales
      Continente                   150,000       3,446
   Sol Melia                        52,000       2,399
   Telefonica de Espana             82,910       3,705
                                              --------
                                                12,389
                                              --------
  SWEDEN -- 3.5%
   Electrolux AB, Series B          81,647       8,126
   Nordbanken Holding AB           567,000       4,015
   Volvo AB, Series B              140,000       4,475
                                              --------
                                                16,616
                                              --------
  SWITZERLAND -- 8.9%
   Adecco                           20,000       8,234
   Nestle SA                         2,200       4,738
   Novartis                          6,130      10,376
   Roche Holding Genusscheine          860       8,843
   Union Bank of Switzerland         5,700       9,579
                                              --------
                                                41,770
                                              --------
  TAIWAN -- 0.8%
   ASE Test                         84,000       3,696
                                              --------
  UNITED KINGDOM -- 16.6%
   Arjo Wiggins Appleton           700,000       2,811
   Bank of Scotland                533,276       6,168
   Barclays                        218,000       5,815
   British-Borneo Petrol
      Syndicate                    549,999       3,510
   David S Smith Holdings          630,000       2,592
   George Wimpey                 1,000,000       2,138
   Glaxo Wellcome                  500,911      13,475
   Granada Group                   284,886       5,343

                                                               BOSTON 1784 FUNDS

================================================================================

-----------------------------------------------------
DESCRIPTION              SHARES/PAR (000) VALUE (000)
-----------------------------------------------------
  UNITED KINGDOM (CONTINUED)
   Kingfisher                      300,000    $  5,313
   Sema Group                      190,841       7,502
   Shell Transportation & Trading  772,815       5,708
   Smithkline Beecham              730,392       7,911
   WPP Group                       866,000       5,541
   Zeneca Group                    105,000       4,266
                                              --------
                                                78,093
                                              --------
TOTAL FOREIGN COMMON STOCKS
   (Cost $346,390)                             448,113
                                              --------

FOREIGN PREFERRED STOCKS -- 0.9%
  BRAZIL -- 1.0%
   Telefonos de Sao Paulo       14,739,000       3,178
   Telesp Celular               14,739,000       1,358
                                              --------
                                                 4,536
                                              --------
TOTAL FOREIGN PREFERRED STOCKS
   (Cost $4,637)                                 4,536
                                              --------

REPURCHASE AGREEMENT -- 4.9%
   Paine Webber
      5.550%, dated 05/29/98,
      matures 06/01/98, repurchase
      price $22,916,509 (collateralized
      by U.S. Treasury Instruments:
      total market value
      $23,359,661) (B)             $22,906      22,906
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $22,906)                               22,906
                                              --------
TOTAL INVESTMENTS -- 101.2%
   (Cost $373,933)                             475,555
                                              --------
OTHER ASSETS AND LIABILITIES,
   NET -- (1.2%)                                (5,736)
                                              --------

-----------------------------------------------------
DESCRIPTION                               VALUE (000)
-----------------------------------------------------
NET ASSETS:
Capital Shares (unlimited
   authorization -- no par value)
   based on 34,310,861 outstanding
   shares of beneficial interest              $365,928
Accumulated net realized gain
   on investments                                1,297
Net unrealized appreciation on
   forward foreign currency contracts,
   foreign currency and translation
   of other assets and liabilities in
   foreign currency                              1,999
Net unrealized appreciation
   on investments                              101,622
Accumulated net investment loss                 (1,027)
                                              --------
TOTAL NET ASSETS -- 100.0%                    $469,819
                                              ========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE                   $13.69
                                              ========

(A) NON-INCOME PRODUCING SECURITY
(B) TRI-PARTY REPURCHASE AGREEMENT
ADR--AMERICAN DEPOSITORY RECEIPT
GDR--GLOBAL DEPOSITORY RECEIPT


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS



STATEMENTS OF OPERATIONS (000)
===============================================================================================================================
FOR THE YEAR ENDED MAY 31, 1998 (EXCEPT WHERE NOTED)


                                                                           BOSTON                                   BOSTON
                                             BOSTON         BOSTON          1784         BOSTON                      1784
                                              1784           1784           PRIME         1784         BOSTON   U.S. GOVERNMENT
                                            TAX-FREE     U.S. TREASURY      MONEY      SHORT-TERM       1784      MEDIUM-TERM
                                          MONEY MARKET   MONEY MARKET      MARKET        INCOME        INCOME       INCOME
                                              FUND           FUND           FUND          FUND          FUND         FUND
                                         ======================================================================================
INCOME:
  INTEREST INCOME                          $37,050         $20,635        $6,951        $12,098       $23,576       $15,430
  DIVIDEND INCOME                               --              --            --             --         1,100            --
  LESS: FOREIGN TAXES WITHHELD                  --              --            --             --            --            --
                                           -------         -------        ------        -------       -------       -------
    TOTAL INCOME                            37,050          20,635         6,951         12,098        24,676        15,430
                                           -------         -------        ------        -------       -------       -------
EXPENSES:
  INVESTMENT ADVISORY FEES                   3,896           1,485           488            960         2,721         1,730
  LESS: WAIVER OF INVESTMENT ADVISORY FEES      --            (199)          (58)            --          (238)         (159)
  ADMINISTRATOR FEES                           694             265            87            137           262           167
  SHAREHOLDER SERVICING FEES                    --             371           122             --            --            --
  12B-1 FEES                                    --              --            --            480           919           585
  LESS: WAIVER OF 12B-1 FEES                    --              --            --           (480)         (919)         (585)
  TRANSFER AGENT FEES & EXPENSES               137             335           106             37            54            39
  REGISTRATION FEES                            111              19             5              6            30            15
  TRUSTEE FEES                                  23              10             3              5             9             5
  PRINTING                                      69              27             1             14            26            16
  AMORTIZATION OF DEFERRED
    ORGANIZATIONAL COSTS                         9               9             7             --            --             8
  PROFESSIONAL FEES                             86              30            10             16            31            20
  CUSTODIAN FEES                                65              48            19             24            34            27
  OTHER EXPENSES                                48              13             4             20            13             2
                                           -------         -------        ------        -------       -------       -------
    TOTAL EXPENSES, NET OF WAIVERS           5,138           2,413           794          1,219         2,942         1,870
                                           -------         -------        ------        -------       -------       -------
NET INVESTMENT INCOME (LOSS)                31,912          18,222         6,157         10,879        21,734        13,560
                                           -------         -------        ------        -------       -------       -------
  NET REALIZED GAIN (LOSS) ON INVESTMENTS      (11)              3            (1)           837         3,216           643
  NET REALIZED LOSS FROM FORWARD FOREIGN
    CURRENCY CONTRACTS AND FOREIGN
    CURRENCY TRANSACTIONS                       --              --            --             --            --            --
  NET CHANGE IN UNREALIZED
    APPRECIATION ON INVESTMENTS                 --              --            --          1,278         5,632         4,799
  NET CHANGE IN UNREALIZED
    APPRECIATION ON FORWARD FOREIGN
    CURRENCY CONTRACTS, FOREIGN CURRENCIES
    AND TRANSLATION OF OTHER ASSETS
    AND LIABILITIES IN FOREIGN CURRENCY         --              --            --             --            --            --
                                           -------         -------        ------        -------       -------       -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY          (11)              3            (1)         2,115         8,848         5,442
                                           -------         -------        ------        -------       -------       -------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $31,901         $18,225        $6,156        $12,994       $30,582       $19,002
                                           =======         =======        ======        =======       =======       =======

(1) BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND COMMENCED OPERATIONS ON JUNE 30, 1997.
    REFLECTS OPERATIONS FOR THE PERIOD JUNE 30, 1997 TO MAY 31, 1998.






     BOSTON        BOSTON       BOSTON       BOSTON       BOSTON
      1784          1784         1784         1784         1784        BOSTON     BOSTON                BOSTON
   TAX-EXEMPT    CONNECTICUT    FLORIDA   MASSACHUSETTS RHODE ISLAND    1784       1784      BOSTON      1784
   MEDIUM-TERM   TAX-EXEMPT   TAX-EXEMPT   TAX-EXEMPT    TAX-EXEMPT     ASSET   GROWTH AND    1784   INTERNATIONAL
     INCOME        INCOME       INCOME       INCOME       INCOME     ALLOCATION   INCOME     GROWTH     EQUITY
      FUND          FUND       FUND (1)       FUND         FUND         FUND       FUND       FUND       FUND
==================================================================================================================
  $15,202         $6,416       $2,383       $ 9,495       $3,508      $1,306    $ 1,473      $ 632    $ 1,955
       --             --           --            --           --         257      4,996      1,007      4,817
       --             --           --            --           --          --        (24)       (38)      (632)
  -------        -------      -------       -------       ------      ------   --------    -------    -------
   15,202          6,416        2,383         9,495        3,508       1,563      6,445      1,601      6,140
  -------        -------      -------       -------       ------      ------   --------    -------    -------

    2,075            869          327         1,316          478         318      3,785      2,110      4,808
     (198)          (105)         (60)         (154)         (71)         --         --         --         --
      200             84           31           127           46          31        365        204        344
       --             --           --            --           --          --         --         --         --
      701            294          110           445          161         108      1,279        713      1,202
     (701)          (294)        (110)         (445)        (161)       (108)    (1,279)      (713)    (1,202)
       45             36           15            52           30          35        169        100         68
       25             15           15            22            9           5         23         30         27
        7              3            1             4            1           1         12          7         12
       20              8            2            12            5           3         36         20         35

        9             --            8             9            1           9          9         --         --
       24             10            5            15            5           4         43         24         40
       28             16            8            20           11          12        135         92        585
        8              4            2            --            1           2         15         --         49
  -------        -------      -------       -------       ------      ------   --------    -------    -------
    2,243            940          354         1,423          516         420      4,592      2,587      5,968
  -------        -------      -------       -------       ------      ------   --------    -------    -------
   12,959          5,476        2,029         8,072        2,992       1,143      1,853       (986)       172
  -------        -------      -------       -------       ------      ------   --------    -------    -------
    4,330            905          510           159          133       2,239      3,027     10,066      2,006


       --             --           --            --           --          --         --         --     (1,046)

    7,040          3,929          924         6,487        1,822       4,325    116,058     23,681     21,711




       --             --           --            --           --          --         --         --      1,965
  -------        -------      -------       -------       ------      ------   --------    -------    -------

   11,370          4,834        1,434         6,646        1,955       6,564    119,085     33,747     24,636
  -------        -------      -------       -------       ------      ------   --------    -------    -------

  $24,329        $10,310       $3,463       $14,718       $4,947      $7,707   $120,938    $32,761    $24,808
  =======        =======      =======       =======       ======      ======   ========    =======    =======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                     80 & 81

                                                               BOSTON 1784 FUNDS



STATEMENTS OF CHANGES IN NET ASSETS (000)
=============================================================================================================

                                                                    BOSTON                   BOSTON
                                                                     1784                     1784
                                                                   TAX-FREE               U.S. TREASURY
                                                                 MONEY MARKET             MONEY MARKET
                                                                     FUND                     FUND
                                                           ==================================================
                                                            6/1/97        6/1/96       6/1/97      6/1/96
                                                              TO            TO           TO          TO
                                                            5/31/98       5/31/97      5/31/98     5/31/97
                                                           --------------------------------------------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME                                    $   31,912   $   22,285    $ 18,222    $ 12,140
  NET REALIZED GAIN (LOSS) ON INVESTMENTS                         (11)         (94)          3          20
  NET CHANGE IN UNREALIZED APPRECIATION
   ON INVESTMENTS                                                  --           --          --          --
  NET CHANGE IN UNREALIZED APPRECIATION
   ON FORWARD CURRENCY CONTRACTS, FOREIGN
   CURRENCIES AND TRANSLATION OF OTHER
   ASSETS AND LIABILITIES IN FOREIGN CURRENCY                      --           --          --          --
                                                           ----------   ----------    --------    --------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         31,901       22,191      18,225      12,160
                                                           ----------   ----------    --------    --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                                       (31,912)     (22,285)    (18,208)    (12,143)
  REALIZED CAPITAL GAINS                                           --           --         (14)         --
                                                           ----------   ----------    --------    --------
  TOTAL DISTRIBUTIONS                                         (31,912)     (22,285)    (18,222)    (12,143)
                                                           ----------   ----------    --------    --------
SHARE TRANSACTIONS:
  CAPITAL CONTRIBUTION FROM ADVISER                                --           --          --          --
  VALUE FROM SHARES ISSUED IN CONNECTION WITH
   ACQUISITION OF COMMON TRUST FUND ASSETS                         --           --          --          --
  VALUE FROM SHARES ISSUED IN REORGANIZATION (3)                   --           --          --     320,110
  PROCEEDS FROM SHARES ISSUED                               1,710,272    1,353,963     731,609     402,271
  REINVESTMENT OF CASH DISTRIBUTIONS                            5,475        3,660      17,633      11,681
  COST OF SHARES REDEEMED                                  (1,553,624)  (1,061,545)   (766,882)   (422,784)
                                                           ----------   ----------    --------    --------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                                          162,123      296,078     (17,640)    311,278
                                                           ----------   ----------    --------    --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                     162,112      295,984     (17,637)    311,295

NET ASSETS:
  BEGINNING OF PERIOD                                         845,612      549,628     390,294      78,999
                                                           ----------   ----------    --------    --------
NET ASSETS:
  END OF PERIOD                                            $1,007,724   $  845,612    $372,657    $390,294
                                                           ==========   ==========    ========    ========

CAPITAL SHARE TRANSACTIONS:
  SHARES ISSUED IN CONNECTION WITH ACQUISITION OF
   COMMON TRUST FUND ASSETS                                        --           --          --          --
  SHARES ISSUED
   IN REORGANIZATION (3)                                           --           --          --     320,110
  SHARES ISSUED                                             1,710,272    1,353,963     731,609     402,271
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS                   5,475        3,660      17,631      11,681
  SHARES REDEEMED                                          (1,553,624)  (1,061,545)   (766,882)   (422,784)
                                                           ----------   ----------    --------    --------
  NET INCREASE (DECREASE) IN CAPITAL SHARES                   162,123      296,078     (17,642)    311,278
                                                           ==========   ==========    ========    ========




                                                                          BOSTON                   BOSTON
                                                                           1784                     1784
                                                                           PRIME                 SHORT-TERM
                                                                       MONEY MARKET                INCOME
                                                                           FUND                     FUND
                                                          ======================================================
                                                           6/1/97        1/1/97      1/1/96    6/1/97   6/1/96
                                                             TO            TO          TO        TO       TO
                                                           5/31/98      5/31/97(1)  12/31/96   5/31/98  5/31/97
                                                          ------------------------------------------------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME                                    $  6,157     $  2,378    $ 10,146  $ 10,879  $ 8,149
  NET REALIZED GAIN (LOSS) ON INVESTMENTS                        (1)          --           4       837     (896)
  NET CHANGE IN UNREALIZED APPRECIATION
   ON INVESTMENTS                                                --           --          --     1,278      506
  NET CHANGE IN UNREALIZED APPRECIATION
   ON FORWARD CURRENCY CONTRACTS, FOREIGN
   CURRENCIES AND TRANSLATION OF OTHER
   ASSETS AND LIABILITIES IN FOREIGN CURRENCY                    --           --          --        --       --
                                                           --------     --------    --------  -------- --------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        6,156        2,378      10,150    12,994    7,759
                                                           --------     --------    --------  -------- --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                                      (6,157)      (2,378)    (10,146)  (10,880)  (8,167)
  REALIZED CAPITAL GAINS                                         --           --          --        --       --
                                                           --------     --------    --------  -------- --------
  TOTAL DISTRIBUTIONS                                        (6,157)      (2,378)    (10,146)  (10,880)  (8,167)
                                                           --------     --------    --------  -------- --------
SHARE TRANSACTIONS:
  CAPITAL CONTRIBUTION FROM ADVISER                              --           --         124        --       --
  VALUE FROM SHARES ISSUED IN CONNECTION WITH
   ACQUISITION OF COMMON TRUST FUND ASSETS                       --           --          --        --       --
  VALUE FROM SHARES ISSUED IN REORGANIZATION (3)                 --           --          --        --   43,620
  PROCEEDS FROM SHARES ISSUED                               334,675      184,607     326,422    47,498  117,953
  REINVESTMENT OF CASH DISTRIBUTIONS                          3,939        1,497       2,371     6,500    4,503
  COST OF SHARES REDEEMED                                  (334,124)    (156,234)   (445,825)  (52,889) (58,018)
                                                           --------     --------    --------  -------- --------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                                          4,490       29,870    (116,908)    1,109  108,058
                                                           --------     --------    --------  -------- --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS                     4,489       29,870    (116,904)    3,223  107,650

NET ASSETS:
  BEGINNING OF PERIOD                                       123,099       93,229     210,133   194,033   86,383
                                                           --------     --------    --------  -------- --------
NET ASSETS:
  END OF PERIOD                                            $127,588     $123,099    $ 93,229  $197,256 $194,033
                                                           ========     ========    ========  ======== ========

CAPITAL SHARE TRANSACTIONS:
  SHARES ISSUED IN CONNECTION WITH ACQUISITION OF
   COMMON TRUST FUND ASSETS                                      --           --          --        --       --
  SHARES ISSUED
   IN REORGANIZATION (3)                                         --           --          --        --    4,325
  SHARES ISSUED                                             334,675      184,607     326,422     4,714   11,771
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS                 3,939        1,497       2,371       645      451
  SHARES REDEEMED                                          (334,124)    (156,234)   (445,825)   (5,251)  (5,809)
                                                           --------     --------    --------  -------- --------
  NET INCREASE (DECREASE) IN CAPITAL SHARES                   4,490       29,870    (117,032)      108   10,738
                                                           ========     ========    ========  ======== ========



   (1)UNTIL DECEMBER 9, 1996, BOSTON 1784 PRIME MONEY MARKET FUND WAS KNOWN AS BAYFUNDS MONEY MARKET PORTFOLIO. THE FUND
      CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO MAY 31.
   (2)BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND COMMENCED OPERATIONS ON JUNE 30, 1997.
   (3)ON NOVEMBER 25, 1996, THE ASSETS OF FOUR PORTFOLIOS OF BAYFUNDS WERE REORGANIZED WITH CERTAIN BOSTON 1784 FUNDS.
      PLEASE SEE THE NOTES TO FINANCIAL STATEMENTS FOR FURTHER INFORMATION REGARDING THESE TRANSACTIONS.




                            BOSTON               BOSTON               BOSTON           BOSTON          BOSTON
                             1784                 1784                 1784             1784            1784
       BOSTON           U.S. GOVERNMENT        TAX-EXEMPT           CONNECTICUT        FLORIDA      MASSACHUSETTS
        1784              MEDIUM-TERM          MEDIUM-TERM          TAX-EXEMPT       TAX-EXEMPT      TAX-EXEMPT
       INCOME               INCOME               INCOME               INCOME           INCOME          INCOME
        FUND                 FUND                 FUND                 FUND             FUND            FUND
===================================================================================================================
  6/1/97     6/1/96    6/1/97    6/1/96     6/1/97    6/1/96     6/1/97   6/1/96      6/30/97     6/1/97    6/1/96
    TO         TO        TO        TO         TO        TO         TO       TO          TO          TO        TO
  5/31/98   5/31/97   5/31/98    5/31/97    5/31/98   5/31/97   5/31/98   5/31/97    5/31/98(2)   5/31/98   5/31/97
-------------------------------------------------------------------------------------------------------------------
 $21,734   $ 18,143  $ 13,560  $ 12,118   $ 12,959  $ 11,066   $  5,476  $  4,518     $ 2,029   $  8,072  $  6,057
   3,216     (2,487)      643    (2,236)     4,330     1,674        905        31         510        159      (447)

   5,632      4,925     4,799     3,128      7,040     3,983      3,929     1,816         924      6,487     3,226



      --         --        --        --         --        --         --        --          --         --        --
--------   --------  --------  --------   --------  --------   --------  --------     -------   --------  --------
  30,582     20,581    19,002    13,010     24,329    16,723     10,310     6,365       3,463     14,718     8,836
--------   --------  --------  --------   --------  --------   --------  --------     -------   --------  --------


 (21,861)   (18,013)  (13,561)  (12,118)   (12,959)  (11,066)    (5,476)   (4,518)     (2,029)    (8,072)   (6,057)
      --     (2,124)       --        --     (2,598)   (1,723)      (193)      (41)        (86)        --        --
--------   --------  --------  --------   --------  --------   --------  --------     -------   --------  --------
 (21,861)   (20,137)  (13,561)  (12,118)   (15,557)  (12,789)    (5,669)   (4,559)     (2,115)    (8,072)   (6,057)
--------   --------  --------  --------   --------  --------   --------  --------     -------   --------  --------

      --         --        --        --         --        --         --        --          --         --        --

      --         --        --        --         --        --         --        --      41,223         --        --
      --     51,241        --        --         --        --         --        --          --         --        --
  97,384     84,395    66,378    68,956     69,083    70,317     48,673    31,723      12,935     82,919    64,278
   4,251      4,890     1,330     1,552      2,973     1,730      1,144       683          91      2,261     1,602
 (52,578)   (41,214)  (29,571)  (29,753)   (27,776)  (22,242)   (15,455)  (12,549)     (3,804)   (33,148)  (27,819)
--------   --------  --------  --------   --------  --------   --------  --------     -------   --------  --------

  49,057     99,312    38,137    40,755     44,280    49,805     34,362    19,857      50,445     52,032    38,061
--------   --------  --------  --------   --------  --------   --------  --------     -------   --------  --------
  57,778     99,756    43,578    41,647     53,052    53,739     39,003    21,663      51,793     58,678    40,840

 334,778    235,022   209,141   167,494    250,526   196,787    103,104    81,441          --    147,459   106,619
--------   --------  --------  --------   --------  --------   --------  --------     -------   --------  --------

$392,556   $334,778  $252,719  $209,141   $303,578  $250,526   $142,107  $103,104     $51,793   $206,137  $147,459
========   ========  ========  ========   ========  ========   ========  ========     =======   ========  ========



      --         --        --        --         --        --         --        --       4,122         --        --

      --      5,014        --        --         --        --         --        --          --         --        --
   9,526      8,371     6,957     7,349      6,620     6,949      4,557     3,076       1,269      8,043     6,482
     415        484       139       166        287       170        107        66           9        219       161
  (5,145)    (4,100)   (3,093)   (3,167)    (2,663)   (2,201)    (1,449)   (1,217)       (372)    (3,213)   (2,807)
--------   --------  --------  --------   --------  --------   --------  --------     -------   --------  --------
   4,796      9,769     4,003     4,348      4,244     4,918      3,215     1,925       5,028      5,049     3,836
========   ========  ========  ========   ========  ========   ========  ========     =======   ========  ========




                                     82 & 83


STATEMENTS OF CHANGES IN NET ASSETS (000)
=======================================================================================================================

                                                     BOSTON
                                                      1784           BOSTON             BOSTON
                                                  RHODE ISLAND        1784               1784              BOSTON
                                                   TAX-EXEMPT         ASSET           GROWTH AND            1784
                                                     INCOME        ALLOCATION           INCOME             GROWTH
                                                      FUND            FUND               FUND               FUND
                                               ========================================================================
                                                 6/1/97  6/1/96  6/1/97  6/1/96    6/1/97   6/1/96    6/1/97    6/1/96
                                                   TO      TO      TO      TO        TO       TO        TO        TO
                                                 5/31/98 5/31/97 5/31/98 5/31/97  5/31/98  5/31/97   5/31/98   5/31/97
                                               ------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME (LOSS)                 $ 2,992 $ 2,256  $ 1,143  $  695  $  1,853 $  2,861  $   (986)  $   289
  NET REALIZED GAIN ON INVESTMENTS                 133     197    2,239     474     3,027    9,803    10,066    14,567
  NET REALIZED GAIN (LOSS) FROM FORWARD
   FOREIGN CURRENCY CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS                            --      --       --      --        --       --        --        --
  NET CHANGE IN UNREALIZED
   APPRECIATION ON INVESTMENTS                   1,822     912    4,325   2,426   116,058   51,083    23,681       463
  NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON FOREIGN FORWARD
   CURRENCY CONTRACTS, FOREIGN CURRENCIES
   AND TRANSLATION OF OTHER ASSETS AND
   LIABILITIES IN FOREIGN CURRENCY                  --      --       --      --        --       --        --        --
                                               ------- -------  ------- -------  -------- --------  --------  --------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                     4,947   3,365    7,707   3,595   120,938   63,747    32,761    15,319
                                               ------- -------  ------- -------  -------- --------  --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                         (2,992) (2,256)  (1,113)   (592)   (2,391)  (2,434)       --      (732)
  REALIZED CAPITAL GAINS                          (230)     --   (1,519)   (577)   (9,315)  (7,027)  (17,945)       --
                                               ------- -------  ------- -------  -------- --------  --------  --------
  TOTAL DISTRIBUTIONS                           (3,222) (2,256)  (2,632) (1,169)  (11,706)  (9,461)  (17,945)     (732)
                                               ------- -------  ------- -------  -------- --------  --------  --------
SHARE TRANSACTIONS:
  VALUE FROM SHARES ISSUED
   IN REORGANIZATION (1)                            --      --       --      --        --       --        --   129,676
  PROCEEDS FROM SHARES ISSUED                   26,731  19,042   18,164  20,840   174,666  185,731   147,413   123,890
  REINVESTMENT OF CASH DISTRIBUTIONS               686     250    2,550   1,089     9,909    6,509    14,178       186
  COST OF SHARES REDEEMED                       (6,097) (4,553) (11,028) (5,664) (197,762) (92,037) (180,344)  (52,878)
                                               ------- -------  ------- -------  -------- --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                            21,320  14,739    9,686  16,265   (13,187) 100,203   (18,753)  200,874
                                               ------- -------  ------- -------  -------- --------  --------  --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS       23,045  15,848   14,761  18,691    96,045  154,489    (3,937)  215,461

NET ASSETS:
  BEGINNING OF PERIOD                           53,752  37,904   35,522  16,831   457,952  303,463   261,487    46,026
                                               ------- -------  ------- -------  -------- --------  --------  --------
NET ASSETS:
  END OF PERIOD                                $76,797 $53,752  $50,283 $35,522  $553,997 $457,952  $257,550  $261,487
                                               ======= =======  ======= =======  ======== ========  ========  ========
CAPITAL SHARE TRANSACTIONS:
  SHARES ISSUED IN REORGANIZATION (1)               --      --       --      --        --       --        --    11,053
  SHARES ISSUED                                  2,532   1,864    1,246   1,644     8,883   11,485    11,199    10,882
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS       65      24      178      86       516      403     1,107        16
  SHARES REDEEMED                                 (578)   (445)    (759)   (446)  (10,004)  (5,699)  (13,815)   (4,611)
                                               ------- -------  ------- -------  -------- --------  --------  --------
  NET INCREASE (DECREASE) IN CAPITAL SHARES      2,019   1,443      665   1,284      (605)   6,189    (1,509)   17,340
                                               ======= =======  ======= =======  ======== ========  ========  ========



                                                       BOSTON
                                                        1784
                                                    INTERNATIONAL
                                                       EQUITY
                                                        FUND
                                               ====================
                                                  6/1/97    6/1/96
                                                    TO        TO
                                                 5/31/98    5/31/97
                                               --------------------
INVESTMENT ACTIVITIES:
  NET INVESTMENT INCOME (LOSS)                  $     172  $  1,727
  NET REALIZED GAIN ON INVESTMENTS                  2,006     5,936
  NET REALIZED GAIN (LOSS) FROM FORWARD
   FOREIGN CURRENCY CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS                           (1,046)    4,430
  NET CHANGE IN UNREALIZED
   APPRECIATION ON INVESTMENTS                     21,711    38,228
  NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON FOREIGN FORWARD
   CURRENCY CONTRACTS, FOREIGN CURRENCIES
   AND TRANSLATION OF OTHER ASSETS AND
   LIABILITIES IN FOREIGN CURRENCY                  1,965    (1,264)
                                                ---------  --------
  NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                       24,808    49,057
                                                ---------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  NET INVESTMENT INCOME                            (5,351)   (3,270)
  REALIZED CAPITAL GAINS                           (5,264)   (2,145)
                                                ---------  --------
  TOTAL DISTRIBUTIONS                             (10,615)   (5,415)
                                                ---------  --------
SHARE TRANSACTIONS:
  VALUE FROM SHARES ISSUED
   IN REORGANIZATION (1)                               --        --
  PROCEEDS FROM SHARES ISSUED                     188,204   338,092
  REINVESTMENT OF CASH DISTRIBUTIONS                4,260     2,095
  COST OF SHARES REDEEMED                        (239,886) (243,241)
                                                ---------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS                              (47,422)   96,946
                                                ---------  --------
  TOTAL INCREASE (DECREASE) IN NET ASSETS         (33,229)  140,588

NETASSETS:
  BEGINNING OF PERIOD                             503,048   362,460
                                                ---------  --------
NETASSETS:
  END OF PERIOD                                 $ 469,819  $503,048
                                                =========  ========

CAPITALSHARE TRANSACTIONS:
  SHARES ISSUED IN REORGANIZATION (1)                  --        --
  SHARES ISSUED                                    14,285    27,383
  SHARES ISSUED IN LIEU OF CASH DISTRIBUTIONS         351       170
  SHARES REDEEMED                                 (18,447)  (19,517)
                                                ---------  --------
  NET INCREASE (DECREASE) IN CAPITAL SHARES        (3,811)    8,036
                                                =========  ========


(1)ON NOVEMBER 25, 1996, THE ASSETS OF FOUR PORTFOLIOS OF BAYFUNDS WERE REORGANIZED WITH CERTAIN BOSTON 1784 FUNDS. PLEASE SEE THE NOTES TO FINANCIAL STATEMENTS FOR FURTHER INFORMATION REGARDING THESE TRANSACTIONS.

                                                               BOSTON 1784 FUNDS



FINANCIAL HIGHLIGHTS
============================================================================================================================


BOSTON 1784 MONEY MARKET FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------
                         NET                                           NET                        NET
                        ASSET                  DISTRIBUTIONS          ASSET                      ASSETS         RATIO OF
                        VALUE        NET         FROM NET             VALUE                       END          OF EXPENSES
                      BEGINNING   INVESTMENT     INVESTMENT            END          TOTAL      OF PERIOD       TO AVERAGE
                      OF PERIOD     INCOME         INCOME           OF PERIOD       RETURN       (000)          NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-FREE MONEY MARKET FUND
  FOR THE  YEAR ENDED
    MAY 31, 1998        $1.00       0.03           (0.03)             $1.00         3.33%       $1,007,724        0.53%
  FOR THE YEAR ENDED
    MAY 31, 1997        $1.00       0.03           (0.03)             $1.00         3.22%       $  845,612        0.54%
  FOR THE YEAR ENDED
    MAY 31, 1996        $1.00       0.03           (0.03)             $1.00         3.55%       $  549,628        0.54%
  FOR THE YEAR ENDED
    MAY 31, 1995        $1.00       0.03           (0.03)             $1.00         3.29%       $  539,412        0.50%
  FOR THE PERIOD ENDED
    MAY 31, 1994 (1)    $1.00       0.02           (0.02)             $1.00         2.31%*      $  407,448        0.27%
----------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
  FOR THE  YEAR ENDED
    MAY 31, 1998        $1.00       0.05           (0.05)             $1.00         5.02%       $  372,657        0.65%
  FOR THE YEAR ENDED
    MAY 31, 1997        $1.00       0.05           (0.05)             $1.00         4.86%       $  390,294        0.64%
  FOR THE YEAR ENDED
    MAY 31, 1996        $1.00       0.05           (0.05)             $1.00         5.16%       $   78,999        0.64%
  FOR THE YEAR ENDED
    MAY 31, 1995        $1.00       0.05           (0.05)             $1.00         4.81%       $   55,068        0.60%
  FOR THE PERIOD ENDED
    MAY 31, 1994 (2)    $1.00       0.03           (0.03)             $1.00         2.64%*      $    5,593        0.65%
----------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 PRIME MONEY MARKET FUND
  FOR THE  YEAR ENDED
    MAY 31, 1998        $1.00       0.05           (0.05)             $1.00         5.16%       $  127,588        0.65%
  FOR THE PERIOD ENDED
    MAY 31, 1997 (3)    $1.00       0.02           (0.02)             $1.00         2.07%*      $  123,099        0.65%
  FOR THE YEAR ENDED
    DECEMBER 31, 1996   $1.00       0.05           (0.05)             $1.00         5.02%       $   93,229        0.66%
  FOR THE YEAR ENDED
    DECEMBER 31, 1995   $1.00       0.05           (0.05)             $1.00         5.49%       $  156,532        0.62%
  FOR THE YEAR ENDED
    DECEMBER 31, 1994   $1.00       0.04           (0.04)             $1.00         3.75%       $  136,923        0.65%
  FOR THE YEAR ENDED
    DECEMBER 31, 1993   $1.00       0.03           (0.03)             $1.00         2.72%       $  168,909        0.59%
----------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------
                                       RATIO         RATIO OF
                        RATIO       OF EXPENSES     NET INCOME
                       OF NET        TO AVERAGE     TO AVERAGE
                       INCOME       NET ASSETS      NET ASSETS
                     TO AVERAGE      (EXCLUDING     (EXCLUDING
                     NET ASSETS       WAIVERS)       WAIVERS)
----------------------------------------------------------------
BOSTON 1784 TAX-FREE MONEY MARKET FUND
  FOR THE  YEAR ENDED
    MAY 31, 1998        3.28%           0.53%          3.28%
  FOR THE YEAR ENDED
    MAY 31, 1997        3.17%           0.56%          3.15%
  FOR THE YEAR ENDED
    MAY 31, 1996        3.49%           0.60%          3.43%
  FOR THE YEAR ENDED
    MAY 31, 1995        3.28%           0.61%          3.17%
  FOR THE PERIOD ENDED
    MAY 31, 1994 (1)    2.39%           0.71%          1.95%
----------------------------------------------------------------
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
  FOR THE  YEAR ENDED
    MAY 31, 1998        4.91%           0.70%          4.86%
  FOR THE YEAR ENDED
    MAY 31, 1997        4.76%           0.72%          4.68%
  FOR THE YEAR ENDED
    MAY 31, 1996        5.02%           0.75%          4.91%
  FOR THE YEAR ENDED
    MAY 31, 1995        5.13%           0.92%          4.81%
  FOR THE PERIOD ENDED
    MAY 31, 1994 (2)    2.91%           6.42%         (2.86)%
----------------------------------------------------------------
BOSTON 1784 PRIME MONEY MARKET FUND
  FOR THE  YEAR ENDED
    MAY 31, 1998        5.05%           0.70%          5.00%
  FOR THE PERIOD ENDED
    MAY 31, 1997 (3)    4.98%           0.75%          4.88%
  FOR THE YEAR ENDED
    DECEMBER 31, 1996   4.85%           0.66%          4.85%
  FOR THE YEAR ENDED
    DECEMBER 31, 1995   5.40%           0.62%          5.40%
  FOR THE YEAR ENDED
    DECEMBER 31, 1994   3.64%           0.69%          3.60%
  FOR THE YEAR ENDED
    DECEMBER 31, 1993   2.68%           0.70%          2.57%
----------------------------------------------------------------

  * RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) BOSTON 1784 TAX-FREE MONEY MARKET FUND COMMENCED OPERATIONS ON JUNE 14, 1993.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) BOSTON 1784 U.S. TREASURY MONEY MARKET FUND COMMENCED OPERATIONS ON JUNE 7, 1993.
    ALL RATIOS FORM THE PERIOD HAVE BEEN ANNUALIZED.
(3) BOSTON 1784 PRIME MONEY MARKET FUND CHANGED ITS FISCAL YEAR END FROM DECEMBER 31 TO MAY 31.
    REFLECTS OPERATIONS FOR THE PERIOD FROM JANUARY 1, 1997 TO MAY 31, 1997.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS
================================================================================================================================

BOSTON 1784 BOND FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------

                              NET                      REALIZED AND                                        NET
                             ASSET                      UNREALIZED      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                             VALUE          NET           GAINS OR        FROM NET          FROM          VALUE
                           BEGINNING    INVESTMENT     (LOSSES) ON       INVESTMENT        CAPITAL         END          TOTAL
                           OF PERIOD      INCOME        INVESTMENTS        INCOME           GAINS       OF PERIOD       RETURN
--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998           $ 9.98          0.57            0.11            (0.57)              --        $10.09          6.98%
  FOR THE YEAR ENDED
    MAY 31, 1997           $ 9.93          0.58            0.05            (0.58)              --        $ 9.98          6.47%
  FOR THE YEAR ENDED
    MAY 31, 1996           $10.09          0.60           (0.12)           (0.60)           (0.04)       $ 9.93          4.87%
  FOR THE PERIOD ENDED
    MAY 31, 1995(1)        $10.00          0.56            0.09            (0.56)              --        $10.09          6.74%*
--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998           $ 9.99          0.61            0.26            (0.61)              --        $10.25          8.88%
  FOR THE YEAR ENDED
    MAY 31, 1997           $ 9.90          0.63            0.17            (0.63)           (0.08)       $ 9.99          8.32%
  FOR THE YEAR ENDED
    MAY 31, 1996           $10.39          0.65           (0.37)           (0.65)           (0.12)       $ 9.90          2.64%
  FOR THE PERIOD ENDED
    MAY 31, 1995(1)        $10.00          0.62            0.39            (0.62)              --        $10.39         10.69%*
--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998           $ 9.37          0.55            0.23            (0.55)              --        $ 9.60          8.56%
  FOR THE YEAR ENDED
    MAY 31, 1997           $ 9.31          0.59            0.06            (0.59)              --        $ 9.37          7.16%
  FOR THE YEAR ENDED
    MAY 31, 1996           $ 9.57          0.61           (0.26)           (0.61)              --        $ 9.31          3.65%
  FOR THE YEAR ENDED
    MAY 31, 1995           $ 9.36          0.58            0.21            (0.58)              --        $ 9.57          8.79%
  FOR THE PERIOD ENDED
    MAY 31, 1994(2)        $10.00          0.59           (0.64)           (0.59)              --        $ 9.36         (0.65)%*
--------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
                                                                             RATIO         RATIO OF
                              NET                             RATIO       OF EXPENSES     NET INCOME
                             ASSETS          RATIO           OF NET       TO AVERAGE      TO AVERAGE
                              END         OF EXPENSES        INCOME       NET ASSETS      NET ASSETS         PORTFOLIO
                           OF PERIOD      TO AVERAGE       TO AVERAGE     (EXCLUDING      (EXCLUDING         TURNOVER
                             (000)         NET ASSETS      NET ASSETS      WAIVERS)        WAIVERS)            RATE
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998           $197,256          0.64%           5.67%           0.89%           5.42%             83.84%
  FOR THE YEAR ENDED
    MAY 31, 1997           $194,033          0.65%           5.78%           0.93%           5.50%            128.11%
  FOR THE YEAR ENDED
    MAY 31, 1996           $ 86,383          0.63%           5.87%           1.06%           5.44%             95.06%
  FOR THE PERIOD ENDED
    MAY 31, 1995(1)        $ 52,581          0.48%           6.31%           1.27%           5.52%             84.54%
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998           $392,556          0.80%           5.91%           1.11%           5.60%             79.09%
  FOR THE YEAR ENDED
    MAY 31, 1997           $334,778          0.80%           6.31%           1.15%           5.96%             78.63%
  FOR THE YEAR ENDED
    MAY 31, 1996           $235,022          0.80%           6.17%           1.20%           5.77%            100.51%
  FOR THE PERIOD ENDED
    MAY 31, 1995(1)        $196,515          0.55%           7.01%           1.23%           6.33%             80.53%
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998           $252,719          0.80%           5.80%           1.12%           5.48%             73.65%
  FOR THE YEAR ENDED
    MAY 31, 1997           $209,141          0.79%           6.30%           1.16%           5.93%             98.22%
  FOR THE YEAR ENDED
    MAY 31, 1996           $167,494          0.80%           6.23%           1.24%           5.79%            158.66%
  FOR THE YEAR ENDED
    MAY 31, 1995           $130,081          0.80%           6.24%           1.27%           5.77%            142.14%
  FOR THE PERIOD ENDED
    MAY 31, 1994(2)        $ 92,387          0.31%           6.08%           1.35%           5.04%            144.77%
-----------------------------------------------------------------------------------------------------------------------

 *  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) BOSTON 1784 SHORT-TERM INCOME FUND AND BOSTON 1784 INCOME FUND COMMENCED OPERATIONS ON JULY 1, 1994.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND COMMENCED OPERATIONS ON JUNE 7, 1993.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS


================================================================================




BOSTON 1784 TAX-EXEMPT INCOME FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------
                              NET                      REALIZED AND                                        NET
                             ASSET                      UNREALIZED      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                             VALUE          NET           GAINS OR        FROM NET          FROM          VALUE
                           BEGINNING    INVESTMENT     (LOSSES) ON       INVESTMENT        CAPITAL         END          TOTAL
                           OF PERIOD      INCOME        INVESTMENTS        INCOME           GAINS       OF PERIOD       RETURN
---------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $10.18         0.48            0.44             (0.48)          (0.10)        $10.52         9.24%
  FOR THE YEAR ENDED
    MAY 31, 1997            $ 9.99         0.50            0.19             (0.50)             --         $10.18         7.74%
  FOR THE YEAR ENDED
    MAY 31, 1996            $10.14         0.51           (0.09)            (0.51)          (0.06)        $ 9.99         4.31%
  FOR THE YEAR ENDED
    MAY 31, 1995            $ 9.90         0.48            0.24             (0.48)             --         $10.14         7.58%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)         $10.00         0.49           (0.10)            (0.49)             --         $ 9.90         3.93%*
---------------------------------------------------------------------------------------------------------------------------------
  FOR THE YEAR ENDED
    MAY 31, 1998            $10.38         0.50            0.45             (0.50)          (0.02)        $10.81         9.29%
  FOR THE YEAR ENDED
    MAY 31, 1997            $10.17         0.51            0.21             (0.51)             --         $10.38         7.26%
  FOR THE YEAR ENDED
    MAY 31, 1996            $10.27         0.53           (0.10)            (0.53)             --         $10.17         4.20%
  FOR THE PERIOD ENDED
    MAY 31, 1995(2)         $10.00         0.45            0.27             (0.45)             --         $10.27         7.45%*
---------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
  FOR THE PERIOD ENDED
    MAY 31, 1998(3)         $10.00         0.43            0.32             (0.43)          (0.02)        $10.30         7.63%*
---------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $10.01         0.47            0.41             (0.47)             --         $10.42         8.91%
  FOR THE YEAR ENDED
    MAY 31, 1997            $ 9.78         0.47            0.23             (0.47)             --         $10.01         7.30%
  FOR THE YEAR ENDED
    MAY 31, 1996            $ 9.90         0.48           (0.12)            (0.48)             --         $ 9.78         3.64%
  FOR THE YEAR ENDED
    MAY 31, 1995            $ 9.81         0.47            0.09             (0.47)             --         $ 9.90         6.00%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)         $10.00         0.50           (0.19)            (0.50)             --         $ 9.81         3.04%*
---------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $10.31         0.49            0.35             (0.49)          (0.04)        $10.62         8.28%
  FOR THE YEAR ENDED
    MAY 31, 1997            $10.06         0.50            0.25             (0.50)             --         $10.31         7.61%
  FOR THE YEAR ENDED
    MAY 31, 1996            $10.13         0.53           (0.07)            (0.53)             --         $10.06         4.65%
  FOR THE PERIOD ENDED
    MAY 31, 1995(2)         $10.00         0.45            0.13             (0.45)             --         $10.13         6.09%*
---------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------
                                                                             RATIO         RATIO OF
                              NET                             RATIO       OF EXPENSES     NET INCOME
                             ASSETS          RATIO           OF NET       TO AVERAGE      TO AVERAGE
                              END         OF EXPENSES        INCOME       NET ASSETS      NET ASSETS         PORTFOLIO
                           OF PERIOD      TO AVERAGE       TO AVERAGE     (EXCLUDING      (EXCLUDING         TURNOVER
                             (000)         NET ASSETS      NET ASSETS      WAIVERS)        WAIVERS)            RATE
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $303,578         0.80%            4.62%          1.12%           4.30%             34.06%
  FOR THE YEAR ENDED
    MAY 31, 1997            $250,526         0.80%            4.92%          1.17%           4.55%             33.24%
  FOR THE YEAR ENDED
    MAY 31, 1996            $196,787         0.79%            4.90%          1.21%           4.48%             37.35%
  FOR THE YEAR ENDED
    MAY 31, 1995            $176,345         0.80%            5.02%          1.26%           4.56%             74.74%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)         $ 36,365         0.32%            5.06%          1.61%           3.77%             98.83%
-----------------------------------------------------------------------------------------------------------------------
  FOR THE YEAR ENDED
    MAY 31, 1998            $142,107         0.80%            4.66%          1.14%           4.32%             16.81%
  FOR THE YEAR ENDED
    MAY 31, 1997            $103,104         0.76%            4.94%          1.17%           4.53%              4.28%
  FOR THE YEAR ENDED
    MAY 31, 1996            $ 81,441         0.75%            5.02%          1.29%           4.48%             20.41%
  FOR THE PERIOD ENDED
    MAY 31, 1995(2)         $ 61,369         0.52%            5.44%          1.40%           4.56%             35.56%
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
  FOR THE PERIOD ENDED
    MAY 31, 1998(3)         $ 51,793         0.80%            4.59%          1.19%           4.20%             21.35%
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $206,137         0.80%            4.54%          1.14%           4.20%              6.45%
  FOR THE YEAR ENDED
    MAY 31, 1997            $147,459         0.79%            4.74%          1.18%           4.35%              9.47%
  FOR THE YEAR ENDED
    MAY 31, 1996            $106,619         0.80%            4.73%          1.28%           4.25%             47.00%
  FOR THE YEAR ENDED
    MAY 31, 1995            $ 82,058         0.80%            4.93%          1.35%           4.38%             34.59%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)         $ 49,662         0.33%            5.10%          1.41%           4.02%             13.99%
-----------------------------------------------------------------------------------------------------------------------
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $ 76,797         0.80%            4.64%          1.16%           4.28%             13.79%
  FOR THE YEAR ENDED
    MAY 31, 1997            $ 53,752         0.79%            4.88%          1.21%           4.46%              8.18%
  FOR THE YEAR ENDED
    MAY 31, 1996            $ 37,904         0.77%            5.16%          1.35%           4.58%             19.68%
  FOR THE PERIOD ENDED
    MAY 31, 1995(2)         $ 32,495         0.54%            5.56%          1.60%           4.50%             57.51%
-----------------------------------------------------------------------------------------------------------------------

*   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND AND BOSTON 1784 MASSACHUSETTS
    TAX-EXEMPT INCOME FUND COMMENCED OPERATIONS ON JUNE 14, 1993. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(2) BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND AND BOSTON 1784 RHODE ISLAND
    TAX-EXEMPT INCOME FUND COMMENCED OPERATIONS ON AUGUST 1, 1994. ALL RATIOS FOR THE
    PERIOD HAVE BEEN ANNUALIZED.
(3) BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND COMMENCED OPERATIONS ON JUNE 30, 1997.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS
================================================================================

BOSTON 1784 STOCK FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------

                              NET                      REALIZED AND                                        NET
                             ASSET          NET         UNREALIZED      DISTRIBUTIONS   DISTRIBUTIONS     ASSET
                             VALUE      INVESTMENT        GAINS OR        FROM NET          FROM          VALUE
                           BEGINNING      INCOME       (LOSSES) ON       INVESTMENT        CAPITAL         END        TOTAL
                           OF PERIOD      (LOSS)        INVESTMENTS        INCOME           GAINS       OF PERIOD     RETURN
-----------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $13.40         0.37             2.30           (0.38)          (0.53)         $15.16      20.51%
  FOR THE YEAR ENDED
    MAY 31, 1997            $12.31         0.34             1.44           (0.33)          (0.36)         $13.40      14.89%
  FOR THE YEAR ENDED
    MAY 31, 1996            $10.99         0.31             1.61           (0.31)          (0.29)         $12.31      17.83%
  FOR THE YEAR ENDED
    MAY 31, 1995            $ 9.84         0.28             1.15           (0.27)          (0.01)         $10.99      14.84%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)         $10.00         0.19            (0.20)          (0.15)          (0.00)         $ 9.84     (0.15)%*
-----------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $17.54         0.07             4.55           (0.09)          (0.35)         $21.72      26.71%
  FOR THE YEAR ENDED
    MAY 31, 1997            $15.23         0.12             2.63           (0.11)          (0.33)         $17.54      18.33%
  FOR THE YEAR ENDED
    MAY 31, 1996            $12.16         0.10             3.08           (0.11)          (0.00)         $15.23      26.32%
  FOR THE YEAR ENDED
    MAY 31, 1995            $10.57         0.11             1.67           (0.10)          (0.09)         $12.16      17.09%
  FOR THE PERIOD ENDED
    MAY 31, 1994(2)         $10.00         0.12             0.56           (0.11)          (0.00)         $10.57       6.80%*
-----------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $12.20        (0.05)            1.59              --           (0.81)         $12.93      12.64%
  FOR THE YEAR ENDED
    MAY 31, 1997            $11.27         0.02             0.96           (0.05)          (0.00)         $12.20       8.77%
  FOR THE PERIOD ENDED
    MAY 31, 1996(3)         $10.00         0.02             1.25           (0.00)          (0.00)         $11.27      12.70%*
-----------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $13.20        (0.02)            0.80           (0.15)          (0.14)         $13.69       6.19%
  FOR THE YEAR ENDED
    MAY 31, 1997            $12.05         0.07             1.23           (0.09)          (0.06)         $13.20      10.93%
  FOR THE YEAR ENDED
    MAY 31, 1996            $10.41         0.11             1.85           (0.27)          (0.05)         $12.05      19.08%
  FOR THE PERIOD ENDED
    MAY 31, 1995(4)         $10.00         0.06             0.35           (0.00)          (0.00)         $10.41       4.73%*
-----------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------
                                                                             RATIO         RATIO OF
                              NET                             RATIO       OF EXPENSES     NET INCOME
                             ASSETS          RATIO           OF NET       TO AVERAGE      TO AVERAGE
                              END         OF EXPENSES        INCOME       NET ASSETS      NET ASSETS     PORTFOLIO
                           OF PERIOD      TO AVERAGE       TO AVERAGE     (EXCLUDING      (EXCLUDING     TURNOVER
                             (000)         NET ASSETS      NET ASSETS      WAIVERS)        WAIVERS)        RATE
-------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $ 50,283         0.98%           2.66%          1.23%           2.41%         47.83%
  FOR THE YEAR ENDED
    MAY 31, 1997            $ 35,522         1.07%           2.87%          1.37%           2.57%         23.60%
  FOR THE YEAR ENDED
    MAY 31, 1996            $ 16,831         1.25%           2.86%          1.90%           2.21%         39.56%
  FOR THE YEAR ENDED
    MAY 31, 1995            $  8,622         1.25%           2.88%          2.51%           1.62%         67.23%
  FOR THE PERIOD ENDED
    MAY 31, 1994(1)         $  6,928         1.25%           2.62%          3.61%           0.26%         28.19%
-------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $553,997         0.90%           0.36%          1.15%           0.11%         39.03%
  FOR THE YEAR ENDED
    MAY 31, 1997            $457,952         0.92%           0.77%          1.19%           0.50%         15.35%
  FOR THE YEAR ENDED
    MAY 31, 1996            $303,463         0.94%           0.78%          1.24%           0.48%         39.50%
  FOR THE YEAR ENDED
    MAY 31, 1995            $229,200         0.94%           1.05%          1.23%           0.76%         38.94%
  FOR THE PERIOD ENDED
    MAY 31, 1994(2)         $121,717         0.35%           1.23%          1.36%           0.22%         31.55%
-------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $257,550         0.91%          (0.35%)         1.16%          (0.60%)        48.60%
  FOR THE YEAR ENDED
    MAY 31, 1997            $261,487         0.77%           0.17%          1.15%          (0.21%)        57.46%
  FOR THE PERIOD ENDED
    MAY 31, 1996(3)         $ 46,026         0.20%           1.75%          1.73%           0.22%          0.00%
-------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND
  FOR THE YEAR ENDED
    MAY 31, 1998            $469,819         1.24%           0.04%          1.49%          (0.21%)       103.47%
  FOR THE YEAR ENDED
    MAY 31, 1997            $503,048         1.27%           0.41%          1.52%           0.16%         22.88%
  FOR THE YEAR ENDED
    MAY 31, 1996            $362,460         1.13%           0.76%          1.61%           0.28%         15.55%
  FOR THE PERIOD ENDED
    MAY 31, 1995(4)         $148,439         0.89%           2.06%          1.70%           1.25%         11.03%
-------------------------------------------------------------------------------------------------------------------

  * RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) BOSTON 1784 ASSET ALLOCATION FUND COMMENCED OPERATIONS ON JUNE 14, 1993.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) BOSTON 1784 GROWTH AND INCOME FUND COMMENCED OPERATIONS ON JUNE 7, 1993.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) BOSTON 1784 GROWTH FUND COMMENCED OPERATIONS ON MARCH 28, 1996. ALL RATIOS
    FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) BOSTON 1784 INTERNATIONAL EQUITY FUND COMMENCED OPERATIONS ON JANUARY 3, 1995. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                               BOSTON 1784 FUNDS


MAY 31, 1998
NOTES TO FINANCIAL STATEMENTS
================================================================================



1. ORGANIZATION

Boston 1784 Tax-Free Money Market, Boston 1784 U.S. Treasury Money Market, Boston 1784 Prime Money Market (the "Money Market Funds"), Boston 1784 Short-Term Income, Boston 1784 Income, Boston 1784 U.S. Government Medium-Term Income (the "Bond Funds"), Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income (the "Tax-Exempt Income Funds"), Boston 1784 Asset Allocation, Boston 1784 Growth and Income, Boston 1784 Growth and Boston 1784 International Equity Funds (the "Stock Funds") are portfolios offered by Boston 1784 Funds (the "Trust"), an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is offering shares in 17 separate portfolios (the "Funds") as of May 31, 1998:

MONEY MARKET FUNDS:
BOSTON 1784 TAX-FREE MONEY MARKET FUND
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
BOSTON 1784 INSTITUTIONAL U.S. TREASURY
  MONEY MARKET FUND
BOSTON 1784 PRIME MONEY MARKET FUND
BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND

BOND FUNDS:
BOSTON 1784 SHORT-TERM INCOME FUND
BOSTON 1784 INCOME FUND
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM
  INCOME FUND



TAX-EXEMPT INCOME FUNDS:
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
BOSTON 1784 RHODE ISLAND TAX-EXEMPT  INCOME FUND

STOCK FUNDS:
BOSTON 1784 ASSET ALLOCATION FUND
BOSTON 1784 GROWTH AND INCOME FUND
BOSTON 1784 GROWTH FUND
BOSTON 1784 INTERNATIONAL EQUITY FUND

The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. The financial statements of Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund are not presented herein but are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The financial statements have been prepared in accordance with generally accepted accounting principles which require the use of management's estimates. Actual results could differ from these estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

SECURITY VALUATION --
In valuing each of the Stock, Bond and Tax-Exempt Income Funds' assets, bonds and other fixed income securities are valued on the basis of valuations furnished by a pricing service, use of which has been approved by

MAY 31, 1998
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
================================================================================


the Board of Trustees of the Trust. In making such valuations, the pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques.
     Equity securities listed on a domestic securities exchange for which quotations are readily available, including securities traded over the counter, are valued by a pricing service at the last quoted sale price on the principal exchange on which they are traded on valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price.
     Equity securities which are primarily traded on a foreign exchange are generally valued by a pricing service, at the preceding closing value on the exchange.
     Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees of the Trust, or pursuant to procedures adopted by the Board subject to review by the Board of the resulting valuations.
     Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

FOREIGN CURRENCY TRANSACTIONS --
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

    I. market value of investment securities, assets and liabilities at the current rate of exchange; and
   II. purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The Funds do not isolate that portion of gains and losses on investment securities that are due to changes in the foreign exchange rates from that due to changes in market prices of such securities.
     The Funds report certain foreign currency related transactions as components of unrealized and realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

SECURITY TRANSACTIONS AND INVESTMENT INCOME --
Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of the purchase discounts and premiums during the respective holding period, with the exception of Boston 1784 U.S. Government Medium- Term Income Fund which does not accrete or amortize purchase discounts and premiums. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-date.

REPURCHASE AGREEMENTS --
The Funds invest in tri-party repurchase agreements. Securities pledged as collateral for tri-party repurchase agreements are

                                                               BOSTON 1784 FUNDS

================================================================================


maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into insolvency proceedings, realization on the collateral by the Fund may be delayed or limited.

EXPENSES --
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets.

DISTRIBUTIONS TO SHAREHOLDERS --
The Money Market, Bond and Tax-Exempt Income Funds declare distributions from net investment income on a daily basis, payable on the first business day of the following month. Boston 1784 Asset Allocation and Boston 1784 Growth and Income Funds declare and pay dividends on a quarterly basis. Boston 1784 Growth Fund declares and pays dividends on a semi-annual basis. Boston 1784 International Equity Fund declares and pays dividends on an annual basis. Any net realized capital gains on sales of securities for a Fund are distributed to its shareholders at least annually.

FEDERAL INCOME TAXES --
The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The Funds accrue such taxes when related income is earned. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These differences relate primarily to foreign currency-denominated investments, paydowns on asset-backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Funds.

ORGANIZATIONAL COSTS --
Organizational costs have been deferred in the accounts of the Funds and are being amortized on a straight line basis over a period of sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the Funds are amortizing their organizational costs, the redemption proceeds

MAY 31, 1998
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
================================================================================



payable to the holders thereof by the Funds will be reduced by the unamortized organizational costs in the same ratio as the number of shares redeemed bears to the initial shares outstanding at the time of redemption.

OTHER--
Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, for various reasons, including a deterioration in a country's balance of payments, a country may impose temporary restrictions on foreign capital remittances abroad.
   The security exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited.

3. INVESTMENT ADVISORY AND CUSTODIAL SERVICES

Pursuant to an investment advisory agreement dated June 1, 1993, investment advisory services are provided to the Trust by Bank-Boston, N.A. (the "Adviser"). The Adviser is entitled to receive a fee of 0.40% of the average daily net assets of Boston 1784 Tax-Free Money Market, Boston 1784 U.S. Treasury Money Market and Boston 1784 Prime Money Market Funds, 0.50% of the average daily net assets of Boston 1784 Short-Term Income Fund, 0.74% of the average daily net assets of Boston 1784 Income, Boston 1784 U.S. Government Medium-Term Income, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income, Boston 1784 Asset Allocation, Boston 1784 Growth and Income and Boston 1784 Growth Funds. Such fees are computed daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fee as necessary to assist the Funds in maintaining competitive expense ratios. Boston 1784 International Equity Fund has entered into separate investment advisory agreements (each an "Advisory Agreement") with BankBoston, N.A. ("BankBoston") and with Kleinwort Benson Investment Management Americas Inc. ("Kleinwort" and together with BankBoston the "International Advisers"). The Advisory Agreement with BankBoston is dated as of November 28, 1994; the Advisory Agreement with Kleinwort is dated as of October 27, 1995. The International Advisers are entitled to receive an aggregate fee of 1.00% of the average daily net assets of Boston 1784 International Equity Fund. Such fee is computed daily and paid monthly. BankBoston has voluntarily agreed to waive a portion of its fee as necessary to assist Boston 1784 International Equity Fund in maintaining a competitive expense ratio.
     The Trust and BankBoston, N.A. (the

                                                               BOSTON 1784 FUNDS

================================================================================

"Custodian") are parties to a custodial agreement dated June 1, 1993 under which the Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended. The Custodian is entitled to receive an annual fee, to be paid monthly, of 0.01% for the first $100 million in average daily net assets, 0.0075% for the next $100 million in average daily net assets and 0.0050% for the average daily net assets over $200 million of each of the Funds. In its capacity as custodian to the Trust, the Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Funds.

4. ADMINISTRATIVE AND DISTRIBUTION SERVICES

Pursuant to an administration agreement dated December 1, 1996, SEI Investments Mutual Funds Services (formerly SEI Fund Resources), a wholly-owned subsidiary of SEI Investments Company, acts as the Trust's Administrator, and is entitled to receive an annual fee of 0.085% of the Trust's first $5 billion of average daily net assets and 0.045% of the Trust's average daily net assets over $5 billion. Such fee is computed daily and paid monthly.
     SEI Investments Distribution Co. ("SEI Investments"), a wholly-owned subsidiary of SEI Investments Company, became the Trust's Distributor pursuant to a distribution agreement dated June 1, 1993 as amended and restated October 27, 1995. The Trust has adopted a distribution plan with respect to each of the Stock, Bond and Tax-Exempt Income Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (collectively, the "Plan"). The Distribution Agreement and the Plan provide that the Trust will pay the Distributor a fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each of the Bond, Tax-Exempt Income and Stock Funds. The Distributor agreed to voluntarily waive all of its 12b-1 distribution fee for the fiscal year ended May 31, 1998.
   Pursuant to a Shareholder Services Agreement dated December 1, 1996, BankBoston, N.A. provides certain shareholder services to Boston 1784 U.S. Treasury Money Market Fund and Boston 1784 Prime Money Market Fund and receives compensation, computed daily and paid monthly, at an annual rate of 0.10% of the average daily net assets of each such Fund. BankBoston, N.A. provides shareholder services to the other Boston 1784 Funds presented in this report, for which it does not receive compensation.
     Certain officers of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust.
     The Trust has paid legal fees to a law firm of which the Secretary of the Trust is a member.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, for the year ended May 31, 1998, are as presented below for the Bond, Tax-Exempt Income and Stock Funds.

MAY 31, 1998
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================



FUND INVESTMENT TRANSACTIONS (000):
                                                              PURCHASES                           SALES
=================================================================================================================
                                                     U.S. GOVERNMENT                  U.S. GOVERNMENT
FOR THE YEAR ENDED MAY 31, 1998                        SECURITIES       OTHER           SECURITIES        OTHER
                                                  =============================      ============================
BOSTON 1784 SHORT-TERM INCOME FUND                     $ 41,088        $90,837           $51,052         $78,721
BOSTON 1784 INCOME FUND                                 214,872         99,915           110,257         161,004
BOSTON 1784 U.S. GOVERNMENT
   MEDIUM-TERM INCOME FUND                              172,795          9,000           134,391          10,747
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND               --        146,308                --          92,318
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND               --         55,290                --          18,150
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND                   --         16,188                --           9,523
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND             --         60,166                --          10,723
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND              --         26,128                --           8,052
BOSTON 1784 ASSET ALLOCATION FUND                         9,562         16,936             7,019          12,091
BOSTON 1784 GROWTH AND INCOME FUND                           --        188,621                --         213,325
BOSTON 1784 GROWTH FUND                                      --        131,813                --         160,959
BOSTON 1784 INTERNATIONAL EQUITY FUND                        --        536,094                --         476,667

At May 31, 1998, the following Funds have capital loss carryforwards (000):
                                                                                           EXPIRATION
                                                                          AMOUNT              DATE
                                                                     =====================================
BOSTON 1784 TAX-FREE MONEY MARKET FUND                                   $   136            2004-2006
BOSTON 1784 PRIME MONEY MARKET FUND                                           24              2002
BOSTON 1784 SHORT-TERM INCOME FUND                                        12,428            2002-2005
BOSTON 1784 INCOME FUND                                                      304              2005
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND                        5,087            2003-2005
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND                           1,184            2003-2005


                                                               BOSTON 1784 FUNDS


================================================================================

At May 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes was not materially different from amounts reported for financial purposes.
     The aggregate gross unrealized gains or losses on securities at May 31, 1998 for the Bond, Tax-Exempt Income and Stock Funds are as follows (000):


                                                        AGGREGATE        AGGREGATE
                                                          GROSS            GROSS            NET
                                                       UNREALIZED       UNREALIZED      UNREALIZED
                                                          GAINS           LOSSES           GAINS
                                                  ====================================================

BOSTON 1784 SHORT-TERM INCOME FUND                    $   1,316     $     (72)         $   1,244
BOSTON 1784 INCOME FUND                                   7,717        (2,416)             5,301
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND       4,992          (855)             4,137
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND           14,051          (103)            13,948
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND            6,729           (52)             6,677
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND                1,959           (41)             1,918
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND          8,506           (67)             8,439
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND           3,315           (61)             3,254
BOSTON 1784 ASSET ALLOCATION FUND                         8,497          (277)             8,220
BOSTON 1784 GROWTH AND INCOME FUND                      261,735        (3,284)           258,451
BOSTON 1784 GROWTH FUND                                  82,408       (11,521)            70,887
BOSTON 1784 INTERNATIONAL EQUITY FUND                   112,693       (11,071)           101,622


MAY 31, 1998
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
================================================================================



6. CONCENTRATION OF CREDIT RISK

Boston 1784 Tax-Free Money Market, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income and Boston 1784 Rhode Island Tax-Exempt Income Funds invest in debt instruments of municipal issuers. The issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Florida Tax-Exempt Income, Boston 1784 Massachusetts Tax-Exempt Income and Boston 1784 Rhode Island Tax-Exempt Income Funds invest primarily in obligations located in Connecticut, Florida, Massachusetts and Rhode Island, respectively.

7. LINE OF CREDIT

The Funds have a bank line of credit, under which borrowings are secured by investment securities of the borrowing Fund. Borrowings may not exceed 10% of the Fund's total assets for the Money Market Funds, Boston 1784 U.S. Government Medium-Term Income, Boston 1784 Tax-Exempt Medium-Term Income, Boston 1784 Massachusetts Tax-Exempt Income, Boston 1784 Asset Allocation, Boston 1784 Growth and Income and Boston 1784 Growth Funds and 15% of the Fund's total assets for Boston 1784 Short-Term Income, Boston 1784 Income, Boston 1784 Connecticut Tax-Exempt Income, Boston 1784 Rhode Island Tax-Exempt Income and Boston 1784 International Equity Funds.
    Borrowings under the line are charged interest at the current overnight Federal Funds rate plus a variable rate determined at the date of borrowing. Each Fund is individually, and not jointly, liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit. During the year ended May 31, 1998, only the International Equity Fund borrowed against the Line of Credit with maximum borrowings of $6,500,000 during the period from February 3, 1998 through February 11, 1998. The International Equity Fund paid $8,932 in interest at a weighted average rate of 7.10%. There were no outstanding borrowings at May 31, 1998.

8. REORGANIZATION WITH BAYFUNDS

On July 31, 1996, the Board of Trustees of the Trust and on July 31, 1996 and August 15, 1996, the Board of Trustees of BayFunds approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and liabilities of the portfolios of BayFunds in exchange for the issuance of shares in certain Funds in tax-free reorganizations (except in the case of the reorganization of BayFunds U.S. Treasury Money Market Portfolio with Boston 1784 U.S. Treasury Money Market Fund and Boston 1784 Institutional U.S. Treasury Money Market Fund,

                                                               BOSTON 1784 FUNDS

================================================================================

which did not qualify for tax-free treatment). At a special meeting of the shareholders held on November 6, 1996, the shareholders of BayFunds voted to approve the Reorganization Agreement. Pursuant to the Reorganization Agreement, on November 25, 1996 substantially all of the assets and liabilities of BayFunds U.S. Treasury Money Market Portfolio, BayFunds Equity Portfolio, BayFunds Short Term Yield Portfolio and BayFunds Bond Portfolio were transferred to corresponding Boston 1784 Funds in exchange for shares of such Fund. In addition, on December 9, 1996, all assets and liabilities of the BayFunds Money Market Portfolio were transferred to the newly-organized Boston 1784 Prime Money Market Fund. The details of these reorganizations as they relate to the Funds are described below.
     The following table summarizes certain relevant information of the Funds prior to and immediately after the reorganizations on November 25, 1996 and December 9, 1996.



                                                                                                                       COMBINED
                                                                                                         SHARES       NET ASSETS
                              SHARES        NET ASSETS                                                 ISSUED IN        AFTER
BAYFUNDS                    AT 11/25/96     AT 11/25/96              BOSTON 1784 FUNDS              REORGANIZATION  REORGANIZATION
===================================================================================================================================
U.S. TREASURY MONEY MARKET PORTFOLIO
   INSTITUTIONAL SHARES   1,047,875,735   1,047,875,735   INSTITUTIONAL U.S. TREASURY MONEY MARKET   1,047,875,735   2,061,477,418
   INVESTMENT SHARES        320,109,970     320,109,970          U.S. TREASURY MONEY MARKET            320,109,970     424,383,927

EQYITY PORTFOLIO
   INSTITUTIONAL SHARES       6,084,433      90,308,716                     GROWTH                       7,697,195     232,770,598
   INVESTMENT SHARES          2,652,009      39,367,199                     GROWTH                       3,355,364     232,770,598

SHORT TERM YIELD PORTFOLIO
   INSTITUTIONAL SHARES       3,061,193      28,076,910                SHORT-TERM INCOME                 2,783,999     142,633,338
   INVESTMENT SHARES          1,694,530      15,543,024                SHORT-TERM INCOME                 1,541,097     142,633,338

BOND PORTFOLIO
   INSTITUTIONAL SHARES       4,543,688      45,727,982                     INCOME                       4,474,157     306,880,031
   INVESTMENT SHARES            547,758       5,512,661                     INCOME                         539,376     306,880,031



                                                                                                                       COMBINED
                                                                                                         SHARES       NET ASSETS
                              SHARES        NET ASSETS                                                 ISSUED IN         AFTER
BAYFUNDS                    AT 12/9/96     AT 12/9/96                 BOSTON 1784 FUNDS              REORGANIZATION  REORGANIZATION
===================================================================================================================================
MONEY MARKET PORTFOLIO
   TRUST SHARES              94,945,689      94,945,452              PRIME MONEY MARKET                 94,945,452     139,536,060
   INVESTMENT SHARES         44,590,608      44,590,496              PRIME MONEY MARKET                 44,590,608     139,536,060






                               NAV
                            PER SHARE
                           ON DAY OF
BAYFUNDS                  REORGANIZATION
========================================
U.S. TREASURY MONEY MARKET PORTFOLIO
   INSTITUTIONAL SHARES        1.00
   INVESTMENT SHARES           1.00

EQUITY PORTFOLIO
   INSTITUTIONAL SHARES       11.73
   INVESTMENT SHARES          11.73

SHORT TERM YIELD PORTFOLIO
   INSTITUTIONAL SHARES       10.09
   INVESTMENT SHARES          10.09

BOND PORTFOLIO
   INSTITUTIONAL SHARES       10.22
   INVESTMENT SHARES          10.22



                               NAV
                            PER SHARE
                           ON DAY OF
BAYFUNDS                  REORGANIZATION
========================================

MONEY MARKET PORTFOLIO
   TRUST SHARES                1.00
   INVESTMENT SHARES           1.00



The acquired unrealized appreciation at November 25, 1996 of BayFunds Equity, Short Term Yield and Bond Portfolios was $43,352,830, $81,551 and $311,988, respectively.

MAY 31, 1998
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
================================================================================



9. COMMON TRUST FUND CONVERSION

On June 30, 1997, BankBoston's Florida Tax-Exempt Bond Common Trust Fund was converted into Boston 1784 Florida Tax-Exempt Income Fund. The assets, which consisted of securities and related receivables, were converted on a tax-free basis. The net assets (including unrealized appreciation) of the Common Trust Fund immediately before the conversion, and the number of shares issued, were as follows:


                                     BOSTON 1784
                                  FLORIDA TAX-EXEMPT
                    UNREALIZED    INCOME FUND SHARES
     NET ASSETS    APPRECIATION         ISSUED
=======================================================

    $41,223,322      $994,489         4,122,332



10. FORWARD FOREIGN CURRENCY CONTRACTS

Boston 1784 International Equity and Boston 1784 Income Funds entered into forward foreign currency exchange contracts as hedges against specific transactions or portfolio positions. The aggregate principal amounts of the contracts are not recorded, as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time the forward contracts are extinguished. Such contracts, which protect the value of the Fund's investment securities against a decline in value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they also tend to limit any potential gain that might be realized should the value of such foreign currency increase.

                                                               BOSTON 1784 FUNDS

================================================================================


The following forward foreign currency contracts were outstanding at May 31,
1998:
--------------------------------------------------------------------------------

BOSTON 1784 INTERNATIONAL EQUITY FUND
FOREIGN CURRENCY SALES:

                 CONTRACT TO       IN EXCHANGE       UNREALIZED
   MATURITY        DELIVER             FOR          APPRECIATION
     DATE           (000)             (000)             (000)
==================================================================

   7/01/98    JPY     6,140,000      $46,543          $2,021
                                                   =============
------------------------------------------------------------------
CURRENCY LEGEND
JPY--Japanese Yen

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF BOSTON 1784 FUNDS

      IN OUR OPINION, THE ACCOMPANYING STATEMENTS OF NET ASSETS AND THE RELATED STATEMENTS OF OPERATIONS AND OF CHANGES IN NET ASSETS AND THE FINANCIAL HIGHLIGHTS PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF BOSTON 1784 FUNDS (COMPRISING, RESPECTIVELY, BOSTON 1784 TAX-FREE MONEY MARKET FUND, BOSTON 1784 U.S. TREASURY MONEY MARKET FUND, BOSTON 1784 PRIME MONEY MARKET FUND, BOSTON 1784 SHORT-TERM INCOME FUND, BOSTON 1784 INCOME FUND, BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND, BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND, BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND, BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND, BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND, BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND, BOSTON 1784 ASSET ALLOCATION FUND, BOSTON 1784 GROWTH AND INCOME FUND, BOSTON 1784 GROWTH FUND AND BOSTON 1784 INTERNATIONAL EQUITY FUND REFERRED TO COLLECTIVELY HEREIN AS THE "FUNDS"), AT MAY 31, 1998, THE RESULTS OF THEIR OPERATIONS, CHANGES IN THEIR NET ASSETS AND THE FINANCIAL HIGHLIGHTS FOR EACH OF THE PERIODS PRESENTED (EXCEPT FOR THE YEAR ENDED DECEMBER 31, 1995 AND PRIOR PERIODS FOR BOSTON 1784 PRIME MONEY MARKET FUND) IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE FINANCIAL HIGHLIGHTS FOR THE YEAR ENDED DECEMBER 31, 1995 AND EACH OF THE PRIOR PERIODS PRESENTED FOR BOSTON 1784 PRIME MONEY MARKET FUND WERE AUDITED BY OTHER AUDITORS, WHOSE REPORT DATED FEBRUARY 6, 1996 EXPRESSED AN UNQUALIFIED OPINION THEREON. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS (HEREAFTER REFERRED TO AS "FINANCIAL STATEMENTS") ARE THE RESPONSIBILITY OF THE FUNDS' MANAGEMENT; OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDITS. WE CONDUCTED OUR AUDITS OF THESE FINANCIAL STATEMENTS IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS WHICH REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS, ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AND EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS, WHICH INCLUDED CONFIRMATION OF SECURITIES AT MAY 31, 1998 BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS, PROVIDE A REASONABLE BASIS FOR THE OPINION EXPRESSED ABOVE.



      PRICEWATERHOUSECOOPERS LLP


      2400 Eleven Penn Center
      Philadelphia, Pennsylvania
      July 10, 1998

                                                               BOSTON 1784 FUNDS

NOTICE TO SHAREHOLDERS OF
BOSTON 1784 FUNDS (UNAUDITED)
================================================================================


FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS,
THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.


                         (A)*           (B)*          (C)*
                       LONG-TERM      MID-TERM      ORDINARY                                  (E)**
                     CAPITAL GAINS  CAPITAL GAIN     INCOME         TOTAL          (D)**       TAX-       (F)**
                     DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTIONS DISTRIBUTIONS   QUALIFYING    EXEMPT     FOREIGN
FUND                  (TAX BASIS)    (TAX BASIS)   (TAX BASIS)   (TAX BASIS)   DIVIDENDS (1) INTEREST  TAX CREDIT
==================================================================================================================
TAX-FREE
  MONEY MARKET            0%              0%         100%           100%           0%         88%          0%

U.S. TREASURY
  MONEY MARKET            0%              0%         100%           100%           0%          0%          0%

PRIME
  MONEY MARKET            0%              0%         100%           100%           0%          0%          0%

SHORT-TERM INCOME         0%              0%         100%           100%           0%          0%          0%

INCOME                    0%              0%         100%           100%           4%          0%          0%

U.S. GOVERNMENT
  MEDIUM-TERM INCOME      0%              0%         100%           100%           0%          0%          0%

TAX-EXEMPT
  MEDIUM-TERM INCOME      7%             10%          83%           100%           0%         95%          0%

CONNECTICUT
  TAX-EXEMPT INCOME       3%              1%          96%           100%           0%         95%          0%

FLORIDA
  TAX-EXEMPT INCOME       0%              0%         100%           100%           0%         93%          0%

MASSACHUSETTS
  TAX-EXEMPT INCOME       0%              0%         100%           100%           0%         94%          0%

RHODE ISLAND
  TAX-EXEMPT INCOME       2%              5%          93%           100%           0%         93%          0%

ASSET ALLOCATION         38%             17%          45%           100%          22%          0%          0%

GROWTH AND INCOME        23%             57%          20%           100%          94%          0%          0%

GROWTH                   22%             78%           0%           100%           0%          0%          0%

INTERNATIONAL EQUITY      2%             37%          61%           100%           0%          0%         12%

(1)  QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
*    ITEMS (A), (B) AND (C) ARE BASED ON A PERCENTAGE OF THE FUND'S TOTAL DISTRIBUTIONS.
**   ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE FUND.

PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

NOTICE TO SHAREHOLDERS OF
BOSTON 1784 FUNDS (UNAUDITED)
================================================================================


FOR TAXPAYERS FILING ON A CALENDAR YEAR BASIS, THIS NOTICE IS FOR INFORMATIONAL PURPOSES ONLY.

      Boston 1784 International Equity Fund has made an election under Section 853 of the International Revenue Code to provide a foreign tax deduction or credit to its shareholders for the fiscal year ended May 31, 1998. The information provided below is pertinent to taxpayers who meet the following two criteria: 1) file a U.S. Federal Income Tax Return on the basis of the fiscal year ended May 31, 1998, and 2) held shares of Boston 1784 International Equity Fund on the dividend record date of December 31, 1997.
          The per share income and foreign taxes paid to each country is listed in the following schedule.

                                             GROSS              FOREIGN
                       COUNTRY             DIVIDEND           TAXES PAID
                ================================================================

                       Argentina            0.0013              0.0000
                       Australia            0.0051              0.0003
                       Austria              0.0005              0.0000
                       Brazil               0.0025              0.0002
                       Canada               0.0011              0.0000
                       Chile                0.0050              0.0009
                       Colombia             0.0005              0.0000
                       France               0.0141              0.0019
                       Germany              0.0087              0.0015
                       Great Britain        0.0536              0.0093
                       Greece               0.0009              0.0000
                       Hong Kong            0.0108              0.0000
                       Hungary              0.0002              0.0000
                       India                0.0006              0.0000
                       Indonesia            0.0009              0.0002
                       Ireland              0.0004              0.0000
                       Israel               0.0001              0.0000
                       Italy                0.0052              0.0010
                       Japan                0.0188              0.0031
                       Korea                0.0006              0.0000
                       Malaysia             0.0016              0.0005
                       Mexico               0.0015              0.0000
                       Netherlands          0.0097              0.0017
                       Norway               0.0006              0.0001
                       Peru                 0.0008              0.0000
                       Philippines          0.0008              0.0002
                       Poland               0.0003              0.0000
                       Portugal             0.0011              0.0001
                       Singapore            0.0039              0.0009
                       South Africa         0.0003              0.0000
                       Spain                0.0059              0.0010
                       Sweden               0.0037              0.0006
                       Switzerland          0.0071              0.0007
                       Thailand             0.0015              0.0002
                       Turkey               0.0006              0.0000
                                           --------            --------
                                            0.1703              0.0244

                                                               BOSTON 1784 FUNDS

                                      NOTES
================================================================================

                                      NOTES
================================================================================

MONEY MARKET FUNDS
[BULLET]  BOSTON 1784 TAX-FREE MONEY MARKET FUND
[BULLET]  BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
[BULLET]  BOSTON 1784 INSTITUTIONAL U.S. TREASURY
          MONEY MARKET FUND*
[BULLET]  BOSTON 1784 PRIME MONEY MARKET FUND
[BULLET]  BOSTON 1784 INSTITUTIONAL PRIME MONEY
          MARKET FUND*

BOND FUNDS
[BULLET]  BOSTON 1784 SHORT-TERM INCOME FUND
[BULLET]  BOSTON 1784 INCOME FUND
[BULLET]  BOSTON 1784 U.S. GOVERNMENT MEDIUM-
          TERM INCOME FUND

================================================================================

TAX-EXEMPT INCOME FUNDS
[BULLET] BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
         INCOME FUND
[BULLET] BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
[BULLET] BOSTON 1784 FLORIDA TAX-EXEMPT
         INCOME FUND
[BULLET] BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
[BULLET] BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND

STOCK FUNDS
[BULLET]  BOSTON 1784 ASSET ALLOCATION FUND
[BULLET]  BOSTON 1784 GROWTH AND INCOME FUND
[BULLET]  BOSTON 1784 GROWTH FUND
[BULLET]  BOSTON 1784 INTERNATIONAL EQUITY FUND

*COVERED BY BOSTON 1784 INSTITUTIONAL MONEY
 MARKET FUNDS ANNUAL REPORT



BOSTON
1784
FUNDS
[LOGO OMITTED]

BOSTON 1784 FUNDS
P.O. BOX 8524
BOSTON, MA 02266-8524
1-800-BKB-1784


BOARD OF TRUSTEES
David H. Carter
Tarrant Cutler
Kenneth A. Froot
Sara L. Johnson
Kathryn Flacke Muncil
Robert A. Nesher
Alvin J. Silk

INVESTMENT ADVISER
BankBoston, N.A.
Boston, MA 02110


================================================================================


CO-ADVISER FOR
BOSTON 1784 INTERNATIONAL
EQUITY FUND
Kleinwort Benson Investment
Management Americas Inc.
New York, NY 10005

ADMINISTRATOR
SEI Investments Mutual Funds Services
Oaks, PA 19456

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, PA 19456

LEGAL COUNSEL
Bingham Dana LLP
Boston, MA 02110

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
Philadelphia, PA 19103

CUSTODIAN
BankBoston, N.A.
Boston, MA 02110


This report and the financial statements contained herein are for the general information of the shareholders of the funds named above. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by a currently effective prospectus.

                                                                         MF-0148